UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DENMARK BANCSHARES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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PRELIMINARY COPY

Denmark

BANCSHARES, INC.

103 E MAIN ST  •  PO. BOX 130  •  DENMARK, WI 54208-0130  •  PHONE (920) 863-2161

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders (the “Special Meeting”) of Denmark Bancshares, Inc. (“we,” “us,” “our” or the “Company”) to be held on • at •.  Registration for the meeting will begin at •.  The Special Meeting will commence at approximately •, and adjourn at approximately •.

This proxy statement is dated •, 2012 and is being mailed to shareholders on or about •, 2012.

At this important meeting, you will be asked to vote on the following:

1.

Amendments to our Articles of Incorporation.  To amend our Articles of Incorporation to provide for the authorization of two separate and distinct classes of common stock:  Class A Common Stock and Class B Common Stock

2.

Reclassification of Stock.  To reclassify our stock into Class A Common Stock and Class B Common Stock for the purpose of discontinuing the registration of our stock under the Securities Exchange Act of 1934.

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

In connection with the proposals to amend our Articles of Incorporation and to reclassify our existing stock, shares held by shareholders who are the record holders of 15 or more shares will be renamed as Class A Common Stock.  Shareholders who are the record holders of less than 15 shares will receive one share of Class B Common Stock for every share of our common stock held by such shareholder immediately prior to the reclassification transaction.  Generally, if the proposed amendments to our Articles of Incorporation are approved, the voting and transfer rights of the Class A Common Stock will remain unchanged.  Class B Common Stock will be non-voting, except for such voting rights as may not be excluded under Wisconsin law, which limited circumstances are discussed in greater detail in the proxy statement.  Class A Common Stock and Class B Common Stock will continue to receive dividends if declared and both classes of stock are eligible to attend the Annual Meeting of Shareholders.

The primary effect of the reclassification transaction will be to reduce the total number of holders of record of any one class of our common stock to below 1,200 by renaming a portion of the current outstanding common stock as Class A Common Stock and reclassifying the remaining outstanding shares as Class B Common Stock.  As a result, pursuant to Rule 13e-3, as amended by the Jumpstart Our Business Startups Act (“JOBS Act”), we will terminate the registration of our stock under federal securities laws and our Securities and Exchange Commission (“SEC”) reporting obligations.  This transaction is known as a 13e-3 going-private transaction under the Securities Exchange Act of 1934.  Additionally, because the Class B Common Stock will be issued to less than 2,000 holders of record, the Class B Common Stock will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.

We are proposing the amendments to our Articles of Incorporation because our board of directors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the SEC outweigh any of the advantages.  We believe the terms of the proposed reclassification transaction are fair and in the best interest of our unaffiliated shareholders.  Our board unanimously recommends that you vote “FOR” the proposal to approve the amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to rename the shares held by shareholders who are the record holders of 15 or more shares as Class A Common Stock and reclassify the shares held by shareholders who are the record holders of less than 15 shares into Class B Common Stock.  The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation, and we encourage you to read carefully the proxy statement and appendices.  As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.

If you have any questions regarding the information in the proxy statement, regarding completion of the enclosed proxy card or for directions to be able to attend the meeting in person, please call us at (920) 863-2161.

Only shareholders listed on our records at the close of business on •, 2012 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.

All shareholders are cordially invited to attend the Special Meeting in person.  However, to assure the presence of a quorum, the board of directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of directors, whether or not you plan to attend the meeting.  The proxy will not be used if you attend and vote at the meeting in person.  You may fax the enclosed proxy card to us at (920) 863-6159 or mail it to us using the enclosed envelope.  The proxy card must be returned to us no later than •, 2012.

Sincerely,

John P. Olsen

Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation or the reclassification transaction, passed upon the merits or fairness of the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

Denmark

BANCSHARES, INC.

103 E MAIN ST  •  PO. BOX 130  •  DENMARK, WI 54208-0130  •  PHONE (920) 863-2161

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on •, 2012

Notice is hereby given that a Special Meeting of shareholders of Denmark Bancshares, Inc. will be held on •, at • central time, at • for the following purposes:

1.

Amendments to our Articles of Incorporation.  To amend our Articles of Incorporation to provide for the authorization of two separate and distinct classes of common stock:  Class A Common Stock and Class B Common Stock.

2.

Reclassification of Stock.  To reclassify our stock into Class A Common Stock and Class B Common Stock for the purpose of discontinuing the registration of our stock under the Securities Exchange Act of 1934.

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

In connection with the proposals to amend our Articles of Incorporation and to reclassify our existing common stock, shares held by shareholders who are the record holders of 15 or more shares will be renamed as Class A Common Stock.  Shareholders who are the record holders of less than 15 shares will receive one share of Class B Common Stock for every share of our common stock held by such shareholders immediately prior to the reclassification transaction.  Generally, if the proposed amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation are approved, the voting rights of the Class A Common Stock will remain unchanged.  The Class B Common Stock will be non-voting, except with respect to those voting rights that may not be excluded under Wisconsin law.  Shareholders of record at the close of business on •, 2012 are entitled to notice of and to vote at the Special Meeting of Shareholders and any adjournment or postponement of the Special Meeting.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Articles of Incorporation, and we encourage you to read carefully the proxy statement and appendices.

Sincerely,

John P. Olsen

Chief Executive Officer and President

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Special Meeting in person, please take the time to vote by completing and marking the enclosed proxy card and returning it to us in the enclosed postage-paid envelope.  If you attend the Special Meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.  You may fax the enclosed proxy card to us at (920) 863-6159 or mail it to us using the enclosed envelope.  The proxy card must be returned to us no later than • on •.

Our board of directors unanimously recommends that you vote “FOR” approval of the proposed amendments to the Articles of Incorporation.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to rename the shares held by shareholders who are the record holders of 15 or more shares as Class A Common Stock, and reclassify the shares held by shareholders who are the record holders of less than 15 shares into Class B Common Stock.

APPENDIX A	ARTICLES OF INCORPORATION
APPENDIX B	PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION
APPENDIX C	ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED JUNE 30, 2012 ON FORM 10-Q
APPENDIX D	THIRD AMENDED AND RESTATED BYLAWS
APPENDIX E	FORM OF PROXY

SUMMARY TERM SHEET

This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Articles of Incorporation.  However, it is a summary only.  To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, “we,” “our,” “ours,” and “us” refer to Denmark Bancshares, Inc., a Wisconsin corporation.  The term “reclassification” refers to the reclassification of our registered shares into two separate and distinct classes of common stock, Class A Common Stock and Class B Common Stock.  The reclassification is designed to reduce the number of shareholders of record holding our common stock to below 1,200 by renaming a portion of those shares as Class A Common Stock and reclassifying the remaining shares into Class B Common Stock, which will result in less than 2,000 shareholders of our Class B Common Stock.  This will allow us to terminate our filing obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  “Class A shareholders” refers to shareholders of our common stock of record with 15 or more shares.  The new “Class B shareholders” refers to shareholders of record of under 15 shares.  References to our “common stock” refer to our currently outstanding shares of common stock; a portion of which will be renamed as Class A Common Stock in the event the reclassification transaction is consummated.

Denmark Bancshares, Inc. and Denmark State Bank

We were formed in 1983 as a Wisconsin bank holding company for the purpose of acquiring and holding the common stock of Denmark State Bank (“DSB”).  The holding company was formed to allow DSB to expand its line of financial products, enabling it to compete with other financial institutions.  We acquired DSB in 1983 through an exchange offer for shares of DSB.  We offer, through DSB, a full line of retail banking services, including checking, time deposits of various types, loans for business, agri-business, real estate and personal use, and other miscellaneous banking services.  DSB has six offices serving primarily Brown, Kewaunee, Manitowoc and Outagamie Counties. DSB also has seven automated teller machines at various locations throughout its market area. DSB also offers home and business banking 24 hours a day via telephone or online through a secure web site. These services allow customers to open deposit accounts, apply for loans, transfer funds between accounts and inquire about their balances or recent transaction activity, as well as provide information about current interest rates.  Our principal executive offices are located at 103 East Main Street, Denmark, Wisconsin 54208 and our telephone number is (920) 863-2161.

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION

Q:

What is the proposed reclassification transaction?

A:

We are proposing that our shareholders adopt Amended and Restated Articles of Incorporation that will include amendments to our Articles of Incorporation.  If the proposed amendments are adopted, they will, among other things, result in the creation of two separate classes of common stock, Class A Common Stock and Class B Common Stock.  In addition, we are proposing that our shareholders approve the renaming of common stock held by holders of 15 or more shares as Class A Common Stock and reclassification of shares held by holders of less than 15 shares into Class B Common Stock.

Unless both proposals pass, neither proposal will be implemented.  Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the two classes of stock and the reclassification of our common stock, since we will not implement one proposal without both proposals being approved.  See “ — Overview of the Reclassification Transaction” beginning on page 8.

Q:

What is the purpose and structure of the proposed reclassification transaction?

A:

The purpose of the reclassification transaction is to allow us to terminate our Securities and Exchange Commission (“SEC”) reporting obligations (referred to as “going private”) by reducing the number of our record holders of our common stock, which will be renamed as Class A Common Stock, to less than 1,200 and by having under 2,000 record holders of our Class B Common Stock.  This will allow us to terminate our registration under the Exchange Act and relieve us of the costs typically associated with the preparation and filing of public reports and other documents.

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It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “SPECIAL FACTORS  — Purpose and Structure of the Reclassification Transaction” beginning on page 18.

The reclassification transaction is being effected at the record holder level.  This means that we will look at the number of shares registered in the name of a single holder to determine whether that holder’s shares will be renamed or reclassified.

Currently, each share of our common stock is entitled to one vote on all matters submitted to a vote of the shareholders.  If the reclassification transaction is approved, the shares that will be reclassified as Class B Common Stock will be non-voting, except the Class B shareholders will be entitled to vote as a class on certain amendments to the Company’s articles of incorporation and certain plans of merger as provided under Sections 180.1004 and 180.1103(4), respectively, of the Wisconsin Business Corporation Law (“WBCL”) (“Class Voting Rights”).  Following the reclassification transaction, approximately fifty percent (50%) of our shareholders will be reclassified as Class B shareholders and will therefore lose all of their voting rights except their Class Voting Rights.

The shares that will be renamed as shares of Class A Common Stock if the reclassification transaction is approved currently represent approximately ninety-six percent (96%) of our equity interest and an equal percentage of our voting interest.  The shares that will be reclassified as shares of Class B Common Stock if the reclassification transaction is approved currently represent approximately four percent (4%) of our equity interest and an equal percentage of our voting interest.  Following the reclassification transaction, the relative equity interests of the Class A shareholders and Class B shareholders will remain unchanged, but the Class A shareholders will represent one hundred percent (100%) of our voting interest.

Q:

What will be the effects of the reclassification transaction?

A:

The reclassification transaction is a “going-private transaction” for us, meaning that it will allow us to deregister with the SEC and we will no longer be subject to reporting obligations under federal securities laws.  As a result of the reclassification transaction, among other things:

•

The number of our record shareholders holding our common stock currently registered under the Exchange Act, which will be renamed as Class A Common Stock, will be reduced from approximately 1,618 to approximately 838 and the number of shares of common stock outstanding will decrease from 118,568 to approximately 114,233 shares of Class A Common Stock;

•

The number of shares of Class B Common Stock will correspondingly increase from zero to approximately 4,335 and be held by approximately 780 shareholders of record;

•

As a group, the percentage beneficial ownership of and voting power over Class A Common Stock by all of our directors and executive officers will increase approximately 0.2% from approximately 5.2% to approximately 5.4% after the reclassification, which is unlikely to have any practical effect on their collective ability to control us;

•

The affiliated and unaffiliated new holders of our Class A Common Stock and Class B Common Stock will have received one share of Class A Common Stock or Class B Common Stock, as applicable, for each share of our common stock held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in us and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of our sale;

•

Because of the reduction of our total number of record holders of our common stock renamed as Class A Common Stock to less than 1,200 and because the total number of record holders of the new Class B Common Stock to be issued will be less than 2,000, we will be allowed to terminate our status as a reporting company with the SEC;

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•

The new Class B Common Stock will be non-voting stock, except, pursuant to their Class Voting Rights, the Class B shareholders shall be entitled to vote as a class on (i) certain amendments to our articles of incorporation if the rights of the Class B shareholders are affected by such amendments and (ii) certain plans of merger.  As such, potential purchasers of Class B Common Stock in the secondary market may value these shares at a value less than shares Class A Common Stock;

For a further description of how the reclassification transaction will affect you, please see “SPECIAL FACTORS – Effects of the Reclassification Transaction on Our Shareholders” beginning on page 21.

Q:

What does it mean for us and our shareholders that we will no longer be a public company and subject to federal securities laws reporting obligations?

A:

We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on our business and financial condition, so this information will no longer be publicly available.  However, we intend to permit our shareholders to inspect, upon reasonable request, our books and records and we expect to make available an annual report to our shareholders containing our audited financial statements.  The liquidity of the shares you hold in our common stock may be further reduced since there will be significantly less public information available about us.  We will also no longer be subject to the Sarbanes-Oxley Act of 2002 (“SOX”), which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:

Why are you proposing the reclassification transaction?

A:

Our reasons for the reclassification transaction are based on:

•

The administrative burden and expense of making our periodic filings with the SEC;

•

The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•

The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•

The fact that management will have increased flexibility to consider and initiate actions, such as a mergers or other transactions, which may produce long-term benefits and growth without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Exchange Act;

•

The fact that our shareholders receive limited benefit from being a SEC reporting company because of our relatively small size and the limited trading of our shares compared to the costs associated with the disclosure and procedural requirements of SOX;

•

The fact that a going-private transaction could be structured in a manner that would allow all our shareholders to retain an equity interest in us, and none of our shareholders would be forced out by means of a cash reverse stock split or other transaction; and

•

We anticipate the expense of a going-private transaction will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations.

We considered that some of our shareholders may prefer that we continue as a SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so.  See “SPECIAL

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FACTORS – Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 12.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unaffiliated shareholders.  Our board of directors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of, our unaffiliated shareholders including both unaffiliated shareholders who will continue to hold our common stock as Class A Common Stock as well as those unaffiliated shareholders whose shares will be reclassified into Class B Common Stock, our board considered a number of positive and negative factors affecting these groups of shareholders in making its determination.  To review the reasons for the reclassification transaction in greater detail, please see “SPECIAL FACTORS — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 12.

Q:

What amendments to the Articles of Incorporation are being proposed by the board of directors?

A:

The board of directors has proposed multiple changes to our Articles of Incorporation in order to reclassify our stock and revise the voting rights attributed to each new class of shares.

To review the proposed changes to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation in greater detail, please see “ – Amended and Restated Articles of Incorporation” beginning on page 25 and “Appendix B: Amended and Restated Articles of Incorporation.”

Q:

What is the recommendation of our board of directors regarding the proposals?

A:

The board of directors has determined that the reclassification transaction is advisable and in the best interests of our shareholders.  Our board of directors has unanimously approved the reclassification transaction and recommends that you vote  “FOR”  approval of the amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation and  “FOR”  approval of the reclassification of our stock into shares of Class A Common Stock and Class B Common Stock at the Special Meeting.  See “SPECIAL FACTORS — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 12.

Q:

What will I receive in the reclassification transaction?

A:

If you own, in record name, 15 or more shares of our common stock on the date of the reclassification, your shares will automatically be renamed as shares of Class A Common Stock.  If you own, in record name, less than 15 shares of our common stock on the date of the reclassification, your shares will automatically be converted into an equal number of shares of Class B Common Stock.

In the event the proposals to amend our Articles of Incorporation and to reclassify our common stock are adopted and you receive shares of Class A Common Stock or Class B Common Stock:

•

You will receive no consideration for your shares when they are renamed as Class A Common Stock or reclassified into Class B Common Stock;

•

You may hold shares of stock even less liquid than the shares you currently hold because there is no existing market for our Class A Common Stock or Class B Common Stock;

•

Class B shareholders will receive a security with no voting rights (except, pursuant to their Class Voting Rights, the Class B shareholders shall be entitled to vote as a class on (i) certain amendments to our articles of incorporation if the rights of the Class B shareholders are affected by such amendments and (ii) certain plans of merger) and thus may hold shares with less value then shares of Class A Common Stock; and

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•

All of our shareholders will lose the benefits of holding securities registered under Section 12 of the Exchange Act.

For additional information, see “SPECIAL FACTORS — Effects of the Reclassification Transaction on Our Shareholders” beginning on page 21 and “SPECIAL FACTORS — Effects of the Reclassification Transaction on Us; Plans or Proposals after the Reclassification Transaction” beginning on page 19.

Q:

What are the terms of the Class A Common Stock and Class B Common Stock?

A:

The following table sets forth the principal differences between our two classes of shares:

	Class A Common Stock	Class B Common Stock
Voting Rights	Entitled to vote on all matters for which shareholder approval is required under our Amended and Restated Articles of Incorporation or Wisconsin law.

No voting rights, except pursuant to their Class Voting Rights, the Class B shareholders shall be entitled to vote as a class on (i) certain amendments to our articles of incorporation if the rights of the Class B shareholders are affected by such amendments and (ii) certain plans of merger.

Transfer Rights	There will be no formal restrictions on the transfer of shares of Class A Common Stock.	There will be no formal restrictions on the transfer of shares of Class B Common Stock.
Dividends	Class A shareholders will be entitled to receive dividends we pay as and when declared by our board of directors.	Class B shareholders will be entitled to receive dividends we pay as and when declared by our board of directors.
Dissolution	Class A shareholders will be entitled to participate pro rata in the distribution of assets upon our dissolution.	Class B shareholders will be entitled to participate pro rata in the distribution of assets upon our dissolution.

For a complete description of the terms of the Class A Common Stock and Class B Common Stock, please refer to “DESCRIPTION OF SHARES — Rights and Obligations of Class A Common Stock Under the Amended and Restated Articles of Incorporation” beginning on page 26 and “DESCRIPTION OF SHARES — Rights and Obligations of Class B Common Stock Under the Amended and Restated Articles of Incorporation” beginning on page 26.

Q:

Why is 15 shares the “cutoff” number for determining which shareholders will have their shares renamed as Class A Common Stock or will receive Class B Common Stock?

A:

The purpose of the reclassification transaction is to reduce the number of record shareholders of our common stock to fewer than 1,200 and to have under 2,000 record shareholders of our new Class B Common Stock, which will allow us to deregister as an SEC reporting company.  Our board selected 15 shares as the “cutoff” number in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 1,200 record shareholders of our common stock renamed as Class A Common Stock and have fewer than 2,000 record shareholders of our Class B Common Stock.  See “SPECIAL FACTORS — Overview of the Reclassification Transaction” beginning on page 8 and “SPECIAL FACTORS — Purpose and Structure of the Reclassification Transaction” beginning on page 18.

Q:

When is the reclassification transaction expected to be completed?

A:

If the proposed reclassification transaction is approved at the Special Meeting, we expect to complete such reclassification transaction as soon as practicable following the Special Meeting.

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Q:

What if the proposed reclassification transaction is not completed?

A:

It is possible that the proposed reclassification transaction will not be completed.  The proposed reclassification transaction will not be completed if, for example, the holders of a majority of our outstanding shares represented at the Special Meeting do not vote to approve the reclassification transaction.  If the reclassification transaction is not completed, our Articles of Incorporation will not be amended, we will continue our current operations and continue to be subject to the reporting requirements of the SEC.

Q:

If the reclassification transaction is approved, will we continue to have annual financial statements audited and will shareholders continue to receive information about us?

A:

Even if we terminate our registration with the SEC, we intend to continue to make available to our shareholders an annual report containing audited financial statements.

Q:

How can I avoid having my shares reclassified into Class B Common Stock?

A:

Shareholders who wish to avoid having their shares reclassified as Class B Common Stock may acquire sufficient shares up until the reclassification transaction is effected so that they hold 15 or more shares.  Shareholders may also combine into one record account their shares held of record with shares held of record by other family members, such that there are 15 or more shares in the record account at the time of the reclassification transaction.

Q:

Will I have appraisal rights in connection with the reclassification transaction?

A:

Under Wisconsin law and our Articles of Incorporation, you are not entitled to appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenters’ rights may exist under Wisconsin law or federal securities laws for shareholders who can demonstrate that they have been damaged by the reclassification transaction.  See “SPECIAL FACTORS — Appraisal and Dissenters’ Rights” beginning on page 24.

Q:

What are the tax consequences of the reclassification transaction?

A:

We believe the reclassification transaction, if approved and completed, will have the following federal income tax consequences:

•

The reclassification transaction should result in no material federal income tax consequences to us;

•

Those shareholders continuing to hold our common stock as Class A Common Stock will not recognize any gain or loss in connection with the reclassification transaction;

•

Those shareholders receiving Class B Common Stock will not recognize any gain or loss in the reclassification transaction, their adjusted tax basis in their Class B Common Stock held immediately after the reclassification transaction will equal their adjusted tax basis in their original common stock held immediately before the reclassification transaction, and their holding period for their Class B Common Stock will include the holding period during which their original common stock was held.  For further discussion of the tax consequences of the reclassification transaction, see “SPECIAL FACTORS — Income Tax Consequences of the Reclassification Transaction” beginning on page 24.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

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Q:

Should I send in my share certificates now?

A:

No.  If the reclassification transaction is approved at the Special Meeting, we will send you written instructions for exchanging your stock certificates for Class A Common Stock or Class B Common Stock certificates after the reclassification transaction is completed.

Q:

Do our directors and officers have different interests in the reclassification transaction?

A:

You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that most of our directors and executive officers will own 15 or more shares of our common stock at the effective time of the reclassification transaction and, therefore, will be Class A shareholders if the reclassification transaction is approved.

Because there will be fewer shares of Class A Common Stock following the reclassification transaction, and because the Class B Common Stock will be non-voting, (except, pursuant to their Class Voting Rights, the Class B shareholders shall be entitled to vote as a class on (i) certain amendments to our articles of incorporation if the rights of the Class B shareholders are affected by such amendments and (ii) certain plans of merger), the directors who will be Class A shareholders will own a larger relative percentage of the voting interest in our common stock.  As of the record date, our directors and executive officers collectively beneficially held and had voting power over 6,149 shares, or 5.2% of our common stock.  Based upon our estimates, taking into account the effect of the reclassification transaction, our directors and executive officers will beneficially hold and have voting power over 5.4% of our Class A Common Stock following the reclassification transaction.  This represents a potential conflict of interest because our directors approved the proposed amendments to our Articles of Incorporation and reclassification transaction and are recommending that you approve them.  Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated shareholders for the reasons discussed in this proxy statement.  See “SPECIAL FACTORS — Interests of Certain Persons in the Reclassification Transaction” beginning on page 23.

Q:

How are we financing the reclassification transaction?

A:

We estimate that the reclassification transaction will cost approximately $32,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “SPECIAL FACTORS — Fees and Expenses” beginning on page 25 for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.  Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all shareholders the opportunity to retain an equity ownership interest in us.

Q:

What does it mean if I receive more than one proxy for the Special Meeting?

A:

It means that you have multiple holdings reflected in our stock register.  Please sign and return ALL proxy forms to ensure that all your shares are voted.  If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:

Where can I find more information about Denmark Bancshares, Inc?

A:

Information about us is also available at our website at www.denmarkstate.com/inv_relations.htm, which includes links to reports we have filed with the SEC.  The contents of our website are not incorporated by reference in this proxy statement.

Q:

Who can help answer my questions?

A:

If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your shares, you should contact us at (920) 863-2161.

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Q:

What is the voting requirement for approval of the reclassification transaction?

A:

The presence, in person or by proxy, of 50% of our stock is necessary to constitute a quorum at the Special Meeting.  Currently 59,284 shares of stock must be present, in person or by proxy, to constitute a quorum at the Special Meeting.  Approval of the reclassification transaction and the amendments to our Articles of Incorporation requires the affirmative vote of a majority of the stock represented at the Special Meeting where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 29,642 of the 59,284 shares.  You may vote your shares in person by attending the Special Meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend.  The proxy card must be returned to us no later than • on •, 2012 for your vote to be valid if you do not plan to attend the meeting in person.

Q:

How can I revoke my proxy?

A:

You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person.  See “ABOUT THE SPECIAL MEETING — Voting and Revocation of Proxies” beginning on page 28.

Q:

What is the effect of an abstention?

A:

Because approval of the reclassification requires a majority vote of the outstanding shares represented at the Special Meeting, abstentions will count for purposes of establishing a quorum at the Special Meeting and will have the effect of a vote “AGAINST” the reclassification transaction.  Therefore, if one-half or more of the shares represented at the Special Meeting vote against the reclassification transaction or abstain from voting, the reclassification transaction will not be approved.  See “ABOUT THE SPECIAL MEETING — Quorum; Vote Required for Approval” beginning on page 28.

Q:

Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by us.  The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of stock held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and reports to such beneficial owners.  See “ABOUT THE SPECIAL MEETING — Solicitation of Proxies; Expenses of Solicitation” beginning on page 29.

SPECIAL FACTORS

Overview of the Reclassification Transaction

This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a Special Meeting at which our shareholders will be asked to consider and vote upon amendments to our Articles of Incorporation, which will, among other things, authorize two separate and distinct classes of our common stock:  Class A Common Stock and Class B Common Stock, and the reclassification of our shares into such classes.

If the amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation and the reclassification transaction are approved as described below, shareholders of record with 15 or more shares of common stock immediately prior to the reclassification transaction will have their shares renamed as Class A Common Stock.  Shareholders of record of less than 15 shares immediately prior to the reclassification transaction will receive one share of Class B Common Stock for each share of common stock held immediately prior to the reclassification transaction.  We intend, immediately following the reclassification, to terminate the registration of our common stock with the SEC and further reporting under the Exchange Act, as amended.

If approved by our shareholders at the Special Meeting and implemented by our board of directors, the reclassification transaction will generally affect our shareholders as follows:

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SHAREHOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Shareholders of record holding 15 or more shares	Shareholders will hold the same number of shares held prior to the reclassification transaction, but such shares shall be renamed as shares of Class A Common Stock.
Shareholders holding less than 15 shares	Shareholders will hold the same number of shares held prior to the reclassification transaction, but such shares shall be reclassified as shares of Class B Common Stock.
Shareholders holding shares in “street name” through a nominee (such as a bank or broker)

The reclassification transaction will be effected at the record shareholder level.  This means that we will look at the number of shares registered in the name of a single holder to determine how that holder’s shares will be treated in the reclassification transaction.  So for shares held in “street name,” if your broker holds 15 or more shares in the aggregate, your shares will be renamed as Class A Common Stock in the reclassification transaction, even if fewer than 15 shares are held on your behalf.

The effects of the reclassification transaction on each group of shareholders are described more fully below under “ – Effects of the Reclassification Transaction on Our Shareholders” beginning on page 21 and the effects on us are described more fully below under “ — Effects of the Reclassification Transaction on Us; Plans or Proposals after the Reclassification Transaction” beginning on page 19.

Background of the Reclassification Transaction

As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

•

Annual Reports on Form 10-K;

•

Quarterly Reports on Form 10-Q;

•

Current Reports on Form 8-K; and

•

Proxy Statements on Schedule 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business.  Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from us.  In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense.  These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs.  Our registration and reporting related costs have been increasing over the years due to the requirements imposed by SOX.  Section 404 of SOX requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting.  We estimate that our costs and expenses incurred in connection with SEC reporting for 2012 will be approximately $124,400.

As of October 12, 2012, we had 118,568 shares of our common stock issued and outstanding, held by approximately 1,618 current shareholders of record.  Of our approximately 1,618 shareholders of record, we believe approximately 780, or 49.7%, hold fewer than 15 shares.  Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for us.  Becoming a non-SEC reporting company will

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allow us to avoid these costs and expenses.  In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of SOX or the liability provisions of the Exchange Act, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

In April 2012 we contacted counsel regarding the benefits and detriments of terminating the registration of our stock under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same.  From April 2012 through May 2012, our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company.  Our board concluded that we receive little benefit in being a public company but incur significant expense to meet the public company reporting requirements.  In particular there is little trading volume with our stock.  Our board of directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses.  Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.

At a meeting of our board held on May 1, 2012 and attended telephonically by our counsel, our board discussed the business considerations for engaging in a going-private transaction, highlighting the advantages and disadvantages and issues raised in a going-private transaction.  Specifically, the board discussed the following advantages of going private:

•

As a reporting company, we are required to expend significant costs in connection with our Exchange Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, including XBRL interactive data tagging costs, increased legal/consulting costs, and special board meeting fees.  Terminating our public company reporting obligations will eliminate these additional and significant costs.

•

As a reporting company, we are required to disclose information to the public, including to actual or potential competitors, that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.  Although we will no longer be required to disclose this information publicly, we intend for our shareholders to maintain reasonable access to our books and records and to receive fiscal year end audited financial statements.

•

Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•

Operating as non-SEC reporting company may reduce expectations to produce and publicly report short-term per share earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•

Our shareholders may receive limited benefit from being an SEC reporting company because of our relatively small size and the limited trading of our stock compared to the costs associated with the disclosure and procedural requirements of the SEC, including SOX.

•

Our ability to explore, secure and structure financing or other transactions to maximize long-term shareholder value through prospective capital providers or a potential sale, merger, consolidation or other business combination between us and a third party may be more successful without the requirement of publicly reporting such negotiations and transactions.

At this meeting, the board also considered the potential negative consequences of this transaction to our shareholders, and in particular, our smaller shareholders whose shares will be reclassified into Class B Common Stock:

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•

Our shareholders will lose the benefits of registered securities, such as access to the information about us that is required to be disclosed in periodic reports to the SEC, although we intend for our shareholders to have reasonable access to our books and records and to receive fiscal year end audited financial statements.

•

Our shareholders will lose certain statutory safeguards since we will no longer be subject to the requirements of SOX, which required our CEO and CFO to certify as to our financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•

The value and liquidity of our stock may be reduced as a result of our no longer being a public company or as a result of the differing terms among the reclassified shares.

•

The costs we will incur, in terms of time and dollars, in connection with accomplishing the going-private filings.

•

Going private may reduce the attractiveness of our stock-based incentive plans, which are often used for executives and other key employees.

•

Potential liability may exist for our officers and directors associated with the “interested” nature of the going-private transaction.

•

We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand, due to the restrictions involved in the private sale of securities.

After this discussion, the board agreed that it is in our best interest to move forward with the deregistration process and instructed counsel to proceed with reclassifying our stock in order to no longer be a public reporting company.

Following this decision, the board discussed the process of reclassifying our stock into Class A Common Stock and Class B Common Stock and considered the different rights and privileges that would be held by the two classes of stock.  During these discussions, the board agreed that the voting rights of the Class A Common Stock would remain unchanged and that Class B Common Stock would be non-voting except, as provided under Sections 180.1004 and 180.1103(4) of the WBCL, the Class B shareholders would retain their Class Voting Rights.  The board also considered whether only holders of Class A Common Stock should be entitled to receive dividends and attend the Annual Meeting of Shareholders.  Ultimately the board decided that, due to the reliance of many of our shareholders on the income provided by dividends we pay on our common stock, both holders of Class A Common Stock and Class B Common Stock should be entitled to receive such dividends.  Additionally, the board decided that as a community-owned bank holding company, all shareholders should be entitled to attend the Annual Meeting of Shareholders, regardless of whether they were entitled to vote.

Next, the board examined various share thresholds for determining which shareholders would hold Class A Common Stock and which shareholders would hold Class B Common Stock following the reclassification.  In determining 15 shares was the appropriate cutoff for shareholders to receive Class A Common Stock, the board considered the fact that less than one third (1/3) of shareholders who held less than 15 shares voted at the last Annual Meeting of Shareholders.  In addition, the board determined that dividing our shareholders equally into the two classes of stock would enhance the probability that following the reclassification transaction, we would have fewer than 1,200 record shareholders of our common stock renamed as Class A Common Stock and have fewer than 2,000 record shareholders of Class B Common Stock and be able to stay below the 2,000 shareholder of record reporting threshold in each class for the foreseeable future.

On August 7, 2012, at a regular board meeting, our board of directors unanimously approved the amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation which authorize Class A Common Stock and Class B Common Stock and reclassification of our outstanding shares as follows:  shareholders holding 15 or more shares of our common stock will be classified as holders of Class A Common Stock; shareholders holding less than 15 shares of stock will be classified as shareholders of Class B Common Stock.  The approval of the amendments to our Articles of Incorporation and the reclassification transaction was based upon the factors discussed above.

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Alternatives Considered

Our board considered the requirements for going private as well as the alternatives available for a going-private transaction, including a reverse stock split or self-tender offer, whereby shareholders owning less than a certain number of shares would be “cashed out,” or a reclassification of our common stock in order to reduce our number of record holders to below 1,200.  Because of the cash resources required to effect a reverse stock split or self-tender offer and our belief that many of our shareholders feel strongly about retaining their equity interest in us, management and our board found the prospect of effecting a going-private transaction by reclassifying some of our common stock an attractive option.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

Our Reasons for the Reclassification

As a relatively small company whose shares are not frequently traded, we have struggled to maintain the costs associated with being a public company while not enjoying many of the benefits.  In addition, in order for us to maximize the long-term value of ownership in us, it is necessary for us to explore from time to time various potential options with third parties, including both equity and debt financing options as well as business consolidation transactions.  We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions.  We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save us and our shareholders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time.  The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

•

We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $126,500 on an annual basis starting in fiscal year ending December 31, 2013, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our shareholders.  These annual expenses are expected to include legal expenses ($14,800), accounting and auditing expenses ($23,600), expenses for testing internal control audits ($3,900), XBRL interactive data tagging expenses ($24,500) and miscellaneous ($6,800).  We will also realize cost savings from reduced staff and management time, including internal audit, financial staff and executive management ($52,900) spent on reporting and securities law compliance matters.  These amounts are just estimated savings after considering expenses expected to continue after the going-private transaction.  We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual reports to our shareholders.

•

We believe the disclosure and procedural requirements of the SEC reporting rules and SOX, divert efforts from our board of directors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our shareholders.  We expect to continue to make available to our shareholders financial information about us on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•

In our board of directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our shares; that at the time our board approved the reclassification transaction, approximately 808 of our shareholders held fewer than 15 shares; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market.  If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain our viability and growth when required, or that the cost of additional capital or the results of any such transactions will be attractive.

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•

As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations.  Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results.  These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us.  Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•

We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements.  This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

•

We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as mergers or other transactions without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Exchange Act.

•

Operating as a non-SEC reporting company may reduce the expectation to produce short-term per share earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

•

We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our shareholders may prefer to continue as shareholders of an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages.  We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our stock as the consideration for such acquisition.  Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

The board realized that many of the benefits of a going private transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time.  However, upon enactment of the JOBS Act, which increased the deregistration threshold from 300 to 1,200 shareholders of record, the board began to seriously consider a transaction that would result in the deregistration of our stock.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “ — Purpose and Structure of the Reclassification Transaction” on page 18, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A shareholders and Class B shareholders.  You should read “ — Our Position as to the Fairness of the Reclassification Transaction” beginning on page 13 and “ — Effects of the Reclassification Transaction on Our Shareholders” beginning on page 21 for more information regarding the effects of the reclassification transaction.

Our Position as to the Fairness of the Reclassification Transaction

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the proposed Amended and Restated Articles of Incorporation and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and

13

procedurally fair to our unaffiliated shareholders.  Our board of directors unanimously approved the reclassification transaction and has recommended that our shareholders vote “FOR” approval of the proposed amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation that will, among other things, provide for the authorization of Class A Common Stock and Class B Common Stock and “FOR” the reclassification of our stock into such classes.

In concluding that the terms and conditions of the going-private transaction and the reclassification transaction are substantively fair to our unaffiliated shareholders, our board of directors considered a number of factors.  In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated shareholders generally, to unaffiliated shareholders receiving Class B Common Stock and to unaffiliated shareholders continuing to own common stock as Class A Common Stock.  Because the transaction will affect shareholders differently only to the extent that some will receive Class B Common Stock in the reclassification transaction and some will retain their common stock as Class A Common Stock, these are the only groups of shareholders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction.  See “ — Effects of the Reclassification Transaction on Our Shareholders” beginning on page 21.

Substantive Fairness

The factors that our board of directors considered positive for our unaffiliated shareholders, including both those that will continue to hold our common stock as Class A Common Stock as well as those who will have their shares converted into Class B Common Stock, include the following:

•

Our smaller unaffiliated shareholders who prefer to remain as Class A shareholders are able to acquire sufficient shares so that they could hold 15 or more shares in their own names prior to the reclassification transaction up until the time the reclassification transaction is effected.  The limited market for our stock may make acquiring sufficient shares difficult and there may be costs to unaffiliated shareholders, beyond the purchase price of such stock, associated with the acquisition.  However, we believe that acquiring additional shares is an option available to our unaffiliated shareholders and our unaffiliated shareholders are able to weigh the costs and benefits of implementing an acquisition of additional shares.

•

Our unaffiliated shareholders receive little benefit from our being an SEC reporting company because of our relatively small size, the lack of analyst coverage and the limited trading of our stock compared to the costs associated with the disclosure and procedural requirements of SOX, in addition to the legal, accounting and administrative costs involved in being a public company.  Accordingly, we believe that the costs to our unaffiliated shareholders of being a public company are not commensurate with the benefits to our shareholders of being a public company.

•

All our unaffiliated shareholders will realize the potential benefits of termination of registration of our stock, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•

The reclassification should not result in a taxable event for any of our unaffiliated shareholders.

•

Although we expect most of the shares owned by our affiliated shareholders to be renamed as Class A common Stock following the reclassification our affiliated shareholders will be reclassified according to the same standards as our unaffiliated shareholders.

•

Our unaffiliated shareholders are not being “cashed out” in connection with the reclassification transaction, and our stock will continue to have the same material economic rights and preferences.

In addition to the positive factors applicable to all our unaffiliated shareholders set forth above, the factors that our board of directors considered positive for those unaffiliated shareholders receiving Class B Common Stock included:

•

No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their shares.

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In addition to the positive factors applicable to all of our unaffiliated shareholders set forth above, the factors that the board of directors considered positive for the unaffiliated shareholders that are continuing to hold our common stock as Class A Common Stock included:

•

Unaffiliated Class A shareholders’ voting rights will remain unchanged.

Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated shareholders, whether they are shareholders continuing to hold our common stock as Class A Common Stock or shareholders having their shares converted into Class B Common Stock.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated shareholders receiving Class B Common Stock.  In particular, the factors that our board of directors considered as potentially negative for those unaffiliated shareholders receiving Class B Common Stock:

•

They will be required to surrender their common stock involuntarily in exchange for Class B Common Stock, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•

The voting rights of unaffiliated Class B shareholders will be limited to those rights provided under Sections 180.1004 and 180.1103(4) of the WBCL.  Specifically, unaffiliated Class B shareholders will only be allowed to vote as a class on (i) on certain amendments to our articles of incorporation if the rights of Class B shareholders, generally are affected by such amendments and (ii) certain plans of merger.

•

Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A shareholders only and the unaffiliated Class B shareholders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the unaffiliated Class B Common Stock.

The board of directors is aware of factors that could be considered as potentially negative for the unaffiliated shareholders who are continuing to hold our common stock as Class A Common Stock.  The factors that our board of directors considered as potentially negative for our unaffiliated shareholders included:

•

They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all shareholders an annual report containing audited financial statements.

•

Once our SEC reporting obligations are suspended, we will not be subject to the provisions of SOX or the liability provisions of the Exchange Act, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•

Unaffiliated shareholders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

Our board of directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated shareholders and that the foregoing factors are outweighed by the positive factors previously described.

In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those shares, our net book value, or our going concern value to be material.  We did not consider the net book value in that, the reclassification transaction and subsequent deregistration of our stock will have only an insignificant effect on the overall net book value of our stock.  Further, although the board considered providing that only holders of Class A Common Stock would be entitled to receive dividends, after evaluating the composition of the shareholder base and many of our shareholders’ reliance on income received from dividends we pay on our common stock, we determined that neither the economic rights nor preferences of our unaffiliated shareholders will change and will remain the same as our affiliated shareholders as a result of the reclassification transaction.  Additionally,

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our unaffiliated shareholders are afforded the right to participate in our profits and losses on the same basis as our affiliated shareholders and none of our unaffiliated shareholders are being cashed out as a part of the reclassification transaction.   Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated shareholders and affiliated shareholders alike.

We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination.  The reclassification transaction will have only an insignificant effect on our value on a going forward basis – a $126,500  per year savings – and will not be determinative of the going concern value.

We did not consider liquidation value in that we believe the reclassification transaction will not have a material effect on the liquidation value of our stock.  In addition, our Articles of Incorporation provide all our shareholders, both affiliated and unaffiliated, an equal vote in our dissolution.

We did not consider any repurchases of stock by us over the past two years in that even if we had not repurchased any stock over the past two years, the reclassification transaction, if approved, would have been effective in reducing the number of Class A shareholders to fewer than 1,200 and keeping the number of new Class B shareholders to fewer than 2,000.

We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none.  We did not receive any report, opinion or appraisal or any firm offers within the past two years.

None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our shareholders.

Procedural Fairness

We believe the reclassification transaction is procedurally fair to our unaffiliated shareholders, including those that will continue to hold our common stock as Class A Common Stock and those that will be reclassified as Class B shareholders.  In concluding that the reclassification transaction is procedurally fair to our unaffiliated shareholders, the board of directors considered a number of factors.  The factors that our board of directors considered positive for our unaffiliated shareholders included the following:

•

The reclassification transaction is being effected in accordance with the applicable requirements of Wisconsin law.

•

Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the balancing of the rights of unaffiliated and affiliated Class A shareholders and Class B shareholders.

•

Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our shareholders, or potentially ineffective in achieving the goals of allowing shareholders to retain an equity ownership in us while at the same time, eliminating the costs and burdens of being a publicly reporting company.

•

Up until the time the reclassification transaction is effected, unaffiliated shareholders are able to acquire sufficient shares so that they hold at least 15 shares prior to the reclassification transaction or to sell sufficient shares so that they held less than 15 shares prior to the reclassification transaction, to determine whether such shareholders will own Class A Common Stock or Class B Common Stock after the reclassification transaction.

•

To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the common stock represented at the Special Meeting.

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Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated shareholders, whether they are retaining Class A Common Stock or receiving Class B Common Stock.

The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated shareholders receiving Class B Common Stock as well as those retaining their common stock as Class A Common Stock to the same degree, on the procedural fairness of the reclassification transaction:

•

Although the interests of the unaffiliated shareholders receiving Class B Common Stock are different from the interests of the unaffiliated shareholders owning Class A Common Stock and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated shareholders receiving Class B Common Stock for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction.  However, our board members will be treated the same as the unaffiliated shareholders in the proposed transaction and certain shares owned by some of our current board members will be reclassified as Class B Common Stock.

•

The transaction is not structured to require approval of at least a majority of unaffiliated shareholders.

•

We did not solicit any outside expressions of interest in acquiring us.

•

We did not receive a report, opinion, or appraisal from an outside party as to the value of our stock, the fairness of the transaction to those unaffiliated shareholders receiving Class B Common Stock or the fairness of the transaction to us.

Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated shareholders, whether they will be retaining Class A Common Stock or receiving Class B Common Stock, and the foregoing factors are outweighed by the procedural safeguards previously described.

We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated shareholders, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole.  None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated shareholders whether they will be retaining Class A Common Stock or receiving Class B Common Stock.

In reaching its conclusion that the reclassification transaction is fair to our unaffiliated shareholders, whether they will be retaining Class A Common Stock or receiving Class B Common Stock, the board did not consider the current or historical market price of our stock, our going concern value, our net book value or the liquidation value of our assets to be material.  Our board did not believe these factors to be material because our shareholders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of shares outstanding with the same material economic rights and preferences.  As a result, our smaller unaffiliated shareholders will continue to hold an equity interest in us as Class B shareholders.  The board also subjectively considered the relative disadvantages of the two classes, including the limitation on voting and decision-making in the case of the Class B Common Stock.  In addition, the board also evaluated the benefits shared by all the Class A Common Stock and Class B Common Stock, such as the ability to vote upon certain events including a dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated shareholders, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole.  None of the factors considered led us to believe that the reclassification transaction is unfair to our unaffiliated shareholders.

We did not request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Common Stock or Class B Common Stock.  Our unaffiliated shareholders are

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not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of shares of common stock outstanding with the same material economic rights and preferences.  As a result, our smaller unaffiliated shareholders will continue to hold an equity interest in us as Class B shareholders.  With respect to our unaffiliated shareholders’ access to our files, our board determined that this proxy statement, together with our other filings with the SEC and the annual reports with audited financial statements we intend to make available to our shareholders going forward provide adequate information for our unaffiliated shareholders.  Under Chapter 180 of the Wisconsin Statutes, subject to compliance with our safety, security and confidentiality procedures and guidelines, our shareholders have rights to review lists of our shareholders and directors, copies of our articles of incorporation, bylaws and tax returns and financial statements for the six most recent fiscal years.  Any shareholder may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as our shareholder.  Shareholders may also, at their own expense and for a purpose reasonably related to their interest as a shareholder, request copies of the lists of our shareholders and directors, our articles of incorporation, tax returns, financial statements and bylaws.  With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary.  In deciding not to adopt these additional procedures for access to our files or to obtain counsel or appraisal services for our shareholders at our expense, the board also took into account factors such as our size and the cost of such procedures.

We have not structured the transaction to require the approval of at least a majority of unaffiliated shareholders.  Because our affiliated and unaffiliated shareholders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary.  In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders.  Again, because our affiliated and unaffiliated shareholders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary.

Board Recommendation

Our board of directors believes the terms of the reclassification transaction are fair and in the best interests of our shareholders and unanimously recommends that you vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation.

Purpose and Structure of the Reclassification Transaction

The purposes of the reclassification transaction are to:

•

Consolidate ownership of our common stock in under 1,200 shareholders of record of our Class A Common Stock, which will terminate our SEC reporting requirements and thereby achieve significant cost savings.  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $126,500 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of shareholder communications.  We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•

Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•

Allow our management and employees to refocus time spent on SEC reporting obligations and shareholder administrative duties to our core business.

•

Reduce the expectation to produce short-term per share earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

For further background on the reasons for undertaking the reclassification transaction at this time, see “ — Overview of the Reclassification Transaction” beginning on page 8 and “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 12.

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The structure of the reclassification transaction will give all our shareholders the opportunity to retain an equity interest in us and therefore to participate in any of our future growth and earnings.  Because we are not cashing out any of our shareholders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the record shareholder level, meaning that we will look at the number of shares registered in the name of a single holder to determine if that holder’s shares will be reclassified.  The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many shareholders would receive Class B Common Stock because we will be able to have a complete and final list of all record shareholders at the effective time.  Overall, our board determined that structuring the reclassification transaction as one that would affect shareholders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration.  For further background on the alternative structures considered by our board of directors please see “ — Overview of the Reclassification Transaction” beginning on page 8 and “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 12.

Effects of the Reclassification Transaction on Us; Plans or Proposals after the Reclassification Transaction

The reclassification transaction will have various positive and negative effects on the Company which are described below.

Effect of the Proposed Transaction on Our Outstanding Shares.

Our Articles of Incorporation currently authorize the board to issue up to 640,000 shares of common stock.  The Amended and Restated Articles of Incorporation authorize the issuance of 600,000 shares of Class A Common Stock and 40,000 shares of Class B Common Stock. As of the record date, the number of outstanding shares of common stock was 118,568. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 4,335 of the outstanding shares would be reclassified as Class B Common Stock.  The total number of shares of common stock would decrease from approximately 118,568 to approximately 114,233 shares and would be renamed as Class A Common Stock.  The total number of shareholders of Class A Common Stock of record would be reduced from approximately 1,618 to approximately 838.  We have no other current plans, arrangements or understandings to issue any shares as of the date of this proxy.

Effect of the Proposed Transaction on our Class B Common Stock.

Our Articles of Incorporation do not currently authorize us to issue any additional classes of stock.  The amendments to our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation will authorize the issuance of two separate and distinct classes of stock Class A Common Stock and Class B Common Stock.  After completion of the reclassification transaction, we will have approximately 114,233 shares of Class A Common Stock outstanding and 4,335 shares  of Class B Common Stock outstanding.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the reclassification transaction, we expect that our common stock, classified as Class A Common Stock, will be held by fewer than 1,200 record shareholders and the Class B Common Stock will be issued to fewer than 2,000 record shareholders.  Accordingly, our obligation to continue to file periodic reports with the SEC will be terminated pursuant to Rule 13e-3 of the Exchange Act.

The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our shareholders and to the SEC.  Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $126,500 on an annual basis.  These costs are broken down as follows:

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XBRL Interactive Data Tagging	$24,500
Accounting and Auditing Expenses	$23,600
SEC Counsel	$14,800
Current and Additional Staff and Executive Time	$52,900
Testing Control Internal Audits	$3,900
Miscellaneous	$6,800
Total	$126,500

We will apply for termination of the registration of our stock and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction.  Following completion of the reclassification transaction, we intend to continue to make available to our shareholders an annual report containing audited financial statements.

Potential Registration of the Class A Common Stock or Class B Common Stock.

After the reclassification transaction, we anticipate that there will be up to approximately 780 Class B shareholders of record.  If the number of record holders of our Class A Common Stock or Class B Common Stock exceeds 2,000 on the last day of any given fiscal year, we will be required to register the Class A Common Stock or Class B Common Stock, as applicable, under Section 12(g) of the Exchange Act.  As a result, we would be subject to all of the reporting and disclosure obligations under the Exchange Act and SOX to which we are currently subject.  We do not expect any significant change in the number of record holders of Class A Common Stock or Class B Common Stock in the near term that will obligate us to register our Class A Common Stock or Class B Common Stock.

Financial Effects of the Reclassification Transaction

We expect that the professional fees and other expenses related to the reclassification transaction of approximately $32,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.  See “ — Fees and Expenses” beginning on page 25 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction.  See “ — Financing of the Reclassification Transaction” on page 23 for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Directors and Executive Officers

It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative stock ownership.  We expect that most of our directors and executive officers will hold 15 or more shares of stock immediately prior to the reclassification transaction and, therefore, will be Class A shareholders if the reclassification transaction is approved.

If the reclassification transaction is approved, there will be fewer shares of Class A Common Stock outstanding after the reclassification transaction than the total shares of stock currently outstanding.  As a result, those directors and executive officers who hold 15 or more shares of stock immediately prior to the reclassification transaction will hold a larger relative percentage of our voting interests.  As of the record date, these directors and executive officers collectively beneficially held and had voting power over approximately 6,149 shares, or 5.2% of our stock.

The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.  There are no written or unwritten understandings between any officer or director, on the one hand, and any other party, on the other hand, concerning any type of compensation, whether present, deferred or contingent that is based on, or otherwise relates to, the reclassification transaction.

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Plans or Proposals

Other than as described in this proxy statement, neither we nor our management currently have, nor have we had at any time during the past two years, any plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business.  As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company.  Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our stock or entering into any other arrangement or transaction the board may deem appropriate and in our best interests.

Effects of the Reclassification Transaction on Our Shareholders

The general effects of the reclassification transaction on our shareholders are described below.

Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class A shareholders

The reclassification transaction will have both positive and negative effects on the Class A shareholders.  All of these changes will affect affiliated and unaffiliated Class A shareholders in the same way.  The board of directors considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class A shareholders will:

•

Realize the potential benefits of termination of registration of stock, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•

Be entitled to vote on all matters brought before our shareholders;

•

Be entitled to transfer any number of shares to any person; and

•

Realize enhanced voting control in comparison to Class B Common Stock due to the voting limitations placed on Class B Common Stock.

Detriments:

As a result of the reclassification transaction, the Class A shareholders will:

•

Be required to have their shares reclassified involuntarily for Class A Common Stock, for which they will receive no additional consideration;

•

Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information required to be contained in our periodic reports to the SEC and which we may choose not to otherwise distribute to shareholders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of SOX;

•

Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer; and

•

Bear the risk of a decrease in the market value of the Class A Common Stock due to the reduction in public information as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the stock.

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Effects of the Reclassification Transaction on Affiliated and Unaffiliated Class B Shareholders

We anticipate that shares held by two of our affiliated shareholders, one officer and one director, will be reclassified as Class B Common Stock in the reclassification.  The reclassification transaction will have both positive and negative effects on the Class B shareholders.  All of these changes will affect affiliated and unaffiliated Class B shareholders in the same way.  Our board of directors considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class B shareholders will:

•

Realize the potential benefits of termination of registration of our stock, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act; and

•

Be entitled to transfer any number of shares to any person.

Detriments:

As a result of the reclassification transaction, the Class B shareholders will:

•

Be required to have their shares reclassified involuntarily for Class B Common Stock, for which they will receive no additional consideration;

•

Be entitled to vote only as required under Wisconsin law;

•

Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer; and

•

Bear the risk of decreased liquidity of the Class B Common Stock relative to Class A Common Stock due to Class B Common Stock’s lack of voting rights.

Effects of the Reclassification Transaction on Affiliated Shareholders

In addition to the effects of the reclassification transaction on shareholders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors.  As used in this proxy statement, the term “affiliated shareholders” means any shareholder who is one of our directors or executive officers and the term “unaffiliated shareholder” means any shareholder other than an affiliated shareholder.

As a result of the reclassification transaction, our affiliated shareholders will:

•

Have no further reporting obligations under the Exchange Act.  After the reclassification transaction, our shares will not be registered under the Exchange Act.  As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and share ownership will not be publicly available; and

•

Lose the availability of Rule 144.  Because our shares will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their shares under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Our Shares

It is important that our shareholders understand how shares that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement.  Shareholders who have transferred their shares into a brokerage or custodial account are no longer shown on our stock register as the record holder of these shares.  Instead,

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the brokerage firms or custodians typically hold all shares that its clients have deposited with it through a single nominee; this is what is meant by “street name.”  If that single nominee is the shareholder of record of 15 or more shares, then the shares registered in that nominee’s name will be renamed as Class A Common Stock.  At the end of this transaction, these beneficial owners will continue to beneficially own the same number of shares as they did at the start of this transaction.  If you hold your shares in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you.  Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your shares will be reclassified in the transaction.

Interests of Certain Persons in the Reclassification Transaction

Our executive officers and directors who are also shareholders will participate in the reclassification transaction in the same manner and to the same extent as all of our other shareholders.  We anticipate that most of our directors will own 15 or more shares prior to the reclassification transaction, and therefore will be Class A shareholders if the reclassification transaction is approved.  Because of the voting restrictions placed on Class B Common Stock, these directors may experience a larger relative percentage of voting power than they previously held.  This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it.  Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to our unaffiliated shareholders for the reasons discussed in the proxy statement.

The fact that most of our directors’ percentage ownership of our Class A Common Stock will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 15 share threshold for determining which shareholders would continue to own Class A Common Stock.  In this regard, the directors as a group will be treated exactly the same as other shareholders.  In addition, the board determined that any potential conflict of interest created by the directors’ ownership of our Class A Common Stock is relatively insignificant.  The board did not set the 15 share threshold to avoid reclassifying shares held by most of the directors into shares of Class B Common Stock.  In addition, the increase in each director’s percentage ownership of our Class A Common Stock resulting from the reclassification transaction, as applicable, is expected to be insignificant.  As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would only increase approximately 0.2%, from approximately 5.2% to approximately 5.4%, after the reclassification transaction.  This also is very unlikely to have a practical effect on their collective ability to control us.  Also, there are no written or unwritten understandings between any named executive officer or director, on the one hand, and any other party, on the other hand, concerning any type of compensation, whether present, deferred or contingent that is based on, or otherwise relates to, the reclassification transaction.

Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “ — Overview of the Reclassification Transaction” beginning on page 8, “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page 12 and “ — Effects of the Reclassification Transaction on Our Shareholders” beginning on 21.

None of our executive officers or directors, who beneficially own an aggregate of 15 or more shares, has indicated to us that he or she intends to sell some or all of his or her shares during the period between the public announcement of the transaction and the effective date.  In addition, none of these individuals has indicated his or her intention to divide his or her shares among different record holders so that fewer than 15 shares would be held in each account and such holders the would receive Class B Common Stock.

Financing of the Reclassification Transaction

We estimate that the reclassification transaction will cost approximately $32,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “ — Fees and Expenses” beginning on page 25 for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.

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Income Tax Consequences of the Reclassification Transaction

The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction for United States shareholders subject to federal income tax.  This discussion does not consider the particular facts or circumstances of any holder of our stock.  This discussion assumes that you hold, and will continue to hold, your Class A Common Stock or Class B Common Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”  The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each shareholder’s individual circumstances or tax status.  Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of stock subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their shares pursuant to the exercise of an employee share option or right or otherwise as compensation and holders who hold shares as part of a “hedge,” “straddle” or “conversion transaction”).  In addition, this discussion does not address any state, local, foreign or other tax considerations.

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect.  No assurance can be given that, after any such change, this discussion would not be different.  Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service.  Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

Federal Income Tax Consequences to Us

The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes.  As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A Shareholders

Assuming that the reclassification is treated as a tax-free “recapitalization” for federal income tax purposes:

•

Shareholders receiving Class A Common Stock or Class B Common Stock in exchange for their existing shares will not recognize any gain or loss in the reclassification.

•

You will have the same adjusted tax basis and holding period in your Class A Common Stock or Class B Common Stock as you had in your shares immediately prior to the reclassification.

The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect.  You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenters’ Rights

Under Wisconsin law, you do not have appraisal rights in connection with the reclassification transaction.  Other rights or actions under Wisconsin law or federal or state securities laws may exist for shareholders who can demonstrate that they have been damaged by the reclassification transaction.  Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, shareholder challenges to our actions in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

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Regulatory Requirements

In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges.  We estimate that our expenses will total approximately $32,000, assuming the reclassification transaction is completed.  This amount consists of the following estimated fees:

Description	Amount

Legal fees and expenses	$30,000
Printing, mailing costs and miscellaneous expenses	$ 2,000
Total	$32,000

AMENDED AND RESTATED ARTICLES OF INCORPORATION

We are currently governed by our Articles of Incorporation, which are attached to this proxy statement as Appendix A.  In connection with the reclassification transaction, we are proposing that our shareholders approve amendments to our Articles of Incorporation which are contained in the proposed Amended and Restated Articles of Incorporation, attached to this proxy statement as Appendix B.

Amendments to Article III of our Articles of Incorporation contained in the Amended and Restated Articles of Incorporation provide for the authorization of two separate and distinct classes of our common stock:  Class A Common Stock and Class B Common Stock, authorize the issuance of 600,000 shares of Class A Common Stock and 40,000 shares of Class B Common Stock and establish the rights and preferences of each.  For description of the terms of the Class A Common Stock and Class B Common Stock, See “ — Description of Shares” beginning on page 25.

DESCRIPTION OF SHARES

General

Pursuant to the Articles of Incorporation, we are authorized to issue 640,000 shares of common stock.  As of the record date, 118,568 shares of our common stock were issued and outstanding and were held of record by approximately 1,618 shareholders.  If the reclassification transaction is approved, we estimate there will be approximately 114,233 shares of Class A Common Stock and 4,335 shares of Class B Common Stock after the reclassification transaction.  The exact number of shares of Class A Common Stock and Class B Common Stock following the reclassification transaction will depend on the number of shares that are held by each shareholder as of the record date and renamed as Class A Common Stock and reclassified into Class B Common Stock.  All shares when fully paid are nonassessable and are not subject to redemption or conversion.  Generally, the rights and obligations of our shareholders are governed by Chapter 180 of the Wisconsin Statutes and our Articles of Incorporation, a copy of which is attached as Appendix A to this proxy statement.

The following summary describes the material terms of our Class A Common Stock and Class B Common Stock in connection with the reclassification transaction and as provided in the proposed amendments to our Articles of Incorporation included in the Amended and Restated Articles of Incorporation.

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Rights and Obligations of Our Existing Shares

Voting Rights

Each share of our common stock has one vote on all matters presented to our shareholders for approval.  Each act by the shareholders requires a majority vote (or, in the case of election of directors, a plurality vote), except as otherwise provided by our Articles of Incorporation or Wisconsin law.

Dividends

Holders of our common stock are entitled to receive dividends when, as and if declared by our board of directors in its discretion out of funds legally available for payment of dividends.

Transfer of Shares

Our Articles of Incorporation and Third Amended and Restated Bylaws do not impose any formal restrictions on the transfer of our shares.

Other Rights

•

In the event of our liquidation or dissolution, shareholders would be entitled to share ratably in all assets remaining for distribution to shareholders.

•

Shareholders do not have preemptive rights to purchase additional shares of stock or other subscription rights.

•

Shares of our common stock are not convertible into any other security.

•

Shares of our common stock are not subject to call or redemption rights on our part.

•

There are no sinking fund provisions applicable to shares of our common stock.

Rights and Obligations of Class A Common Stock Under the Amended and Restated Articles of Incorporation

Generally, as set out in the proposed Amended and Restated Articles of Incorporation, which is attached as Appendix B to this proxy statement, the terms and conditions of the Class A Common Stock will be identical to the terms and conditions of our common stock prior to the reorganization.

Rights and Obligations of Class B Common Stock Under the Amended and Restated Articles of Incorporation

The following are material similarities and differences between the existing shares and the Class B Common Stock:

Voting Rights

Unlike holders of our existing common stock and Class A Common Stock, Class B shareholders will not be entitled to voting rights other than the Class Voting Rights afforded to them by the WBCL.  Under Section 180.1004 of the WBCL, shareholders of a class of stock are entitled to vote as a separate class on various amendments to articles of incorporation if the rights of such class are affected by such amendments.  In addition, under Section 180.1103(4) of the WBCL, shareholders of a class of stock are entitled to vote as a separate class on a plan of merger if the plan contains a provision that, if contained in a proposed amendment to articles of incorporation, would require action by one or more separate voting groups on the proposed amendments under Section 180.1004.  These voting rights are afforded to all classes of stock, even to non-voting classes.  Therefore, Class B shareholders will be entitled to vote on such matters.

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Dividends

Similar to our existing common shareholders and Class A shareholders, Class B shareholders will be entitled to receive dividends when, as and if declared by our board of directors in its discretion.

Transferability

Similar to our existing common stock and Class A Common Stock, our proposed Amended and Restated Articles of Incorporation do not impose any formal restrictions on the transfer of shares of Class B Common Stock.

Other Rights

All other rights and preferences of our Class B Common Stock under our proposed Amended and Restated Articles of Incorporation are the same as they apply to our existing common stock under our current Articles of Incorporation.

Comparison of Features of Class A Common Stock and Class B Common Stock

The following table sets forth a comparison of the proposed features of the Class A Common Stock and Class B Common Stock.

	Class A	Class B
Voting Rights	Entitled to vote on all matters for which shareholder approval is required under our Amended and Restated Articles of Incorporation or Wisconsin law.

No voting rights, except pursuant to their Class Voting Rights, the Class B shareholders shall be entitled to vote as a class on (i) certain amendments to our articles of incorporation if the rights of the Class B shareholders are affected by such amendments and (ii) certain plans of merger.

Transfer Rights	There will be no formal restrictions on the transfer of shares of Class A Common Stock.	There will be no formal restrictions on the transfer of shares of Class B Common Stock.
Dividends	Class A shareholders are entitled to receive dividends as and when declared by our board of directors.	Class B shareholders are entitled to receive dividends as and when declared by our board of directors.
Dissolution	Class A shareholders are entitled to participate pro rata in the distribution of assets upon our dissolution.	Class B shareholders are entitled to participate pro rata in the distribution of assets upon our dissolution.

ABOUT THE SPECIAL MEETING

Date, Time and Place of Special Meeting

Our board of directors is asking for your proxy for use at a Special Meeting of the shareholders to be held on •, at •, local time, at •, and at any adjournments or postponements of that meeting

Proposals to be Considered at the Special Meeting

Our board of directors has authorized, and unanimously recommends for your approval at the Special Meeting, the following matters:

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1.

Adoption of the proposed amendments to our Articles of Incorporation included in the proposed Amended and Restated Articles of Incorporation to provide for the authorization of two separate and distinct classes of shares: Class A Common Stock and Class B Common Stock.

2.

Approval of the reclassification of our shares into Class A Common Stock and Class B Common Stock for the purpose of discontinuing the registration of our shares under the Exchange Act.

These matters will be voted upon separately by our shareholders.  If either of the proposed matters are not approved, neither of the proposed matters will be implemented.  Our board of directors will have the discretion to determine if and when to effect the amendments to our Articles of Incorporation and the reclassification of our shares, and reserves the right to abandon the proposals, even if they are approved by the shareholders.  For example, if the number of record holders of shares changes such that the reclassification transaction would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of directors may determine not to effect the reclassification transaction.

We expect that if the shareholders approve and the board elects to effect the reclassification transaction, the reclassification will become effective on •, 2012.

Shareholders are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the Special Meeting.  The board is not aware of any other business to be conducted at the special meeting.

Record Date

You may vote at the Special Neeting if you were the record owner of shares of our common stock at the close of business on •, 2012, which has been set as the record date.  At the close of business on the record date, there were 118,568 shares outstanding held by approximately 1,618 record shareholders.  If you are one of our shareholders, you are entitled to one vote on each matter considered and voted upon at the Special Meeting for each share of stock you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

The presence, in person or by proxy, of fifty percent (50%) of our stock entitled to vote is necessary to constitute a quorum at the Special Meeting.  Currently 59,284 shares must be present, in person or by proxy, to constitute a quorum at the Special Meeting.  Approval of the amendments to our Articles of Incorporation contained in the proposed Amended and Restated Articles of Incorporation and the reclassification transaction, requires the affirmative vote of a majority of the shares represented at the Special Meeting of the shareholders (in person, by proxy, or by mail ballot),  or at a minimum 29,642 of the 59,284 outstanding shares.  Because our executive officers and directors have the power to vote a total of approximately 6,149 shares of our common stock and because we believe that all of the executive officers and directors will vote in favor of the amendments and the reclassification transaction this means that a total of only approximately 23,493 shares held by shareholders who are not our executive officers or directors may be required to vote in favor of such proposals for them to be approved.  Because the officers and directors only hold approximately 5.2% of the voting power of our common stock, there is no assurance that the amendments to our Articles of Incorporation contained in the proposed Amended and Restated Articles of Incorporation or the reclassification transaction will be approved.

Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Special Meeting.  Abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to the Articles of Incorporation contained in the proposed Amended and Restated Articles of Incorporation and the reclassification of our shares into shares of Class A Common Stock and Class B Common Stock.  Approval of the amendments to the Articles of Incorporation contained in the proposed Amended and Restated Articles of Incorporation and the reclassification of our shares into shares of Class A Common Stock and Class B Common Stock does not require the separate vote of a majority of our unaffiliated shareholders, and no separate vote will be conducted.

Any proposal to adjourn or postpone the Special Meeting, if necessary, must be approved by the holders of at least a majority of the shares of common stock represented at the Special Meeting, whether or not a quorum is present.

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Voting and Revocation of Proxies

You may vote your shares in person by attending the Special Meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.  The proxy card must be returned to us no later than • on •, 2012 for your vote to be valid.  If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” the proposal to approve the proposed amendments to the Articles of Incorporation contained in the proposed Amended and Articles of Incorporation and “FOR” the reclassification of our shares into shares of Class A Common Stock and Class B Common Stock, and the proposal to adjourn or postpone the meeting, if necessary.

You can revoke your proxy at any time before we takes a vote at the meeting by:

•

delivering to Dennis J. Heim, our CFO, at our corporate offices at 103 E. Main Street, Denmark, Wisconsin  54208 on or before the business day prior to the Special Meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•

delivering to us at the Special Meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

•

attending the Special Meeting and voting in person; or

•

if you have instructed a broker to vote your shares, following the directions received from your broker to change those instructions.

Revoking a proxy will not affect a vote once it has been taken.  Attendance at the Special Meeting will not, in itself, constitute a revocation of a proxy.  If you plan to attend the Special Meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the Special Meeting.

Our board of directors is not currently aware of any business to be brought before the Special Meeting other than that described in this proxy statement.  However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

Solicitation of proxies will be made primarily by mail.  Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees.  These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

We will bear the expenses in connection with the solicitation of proxies.  Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares that those persons hold of record.

We are mailing this proxy material to our shareholders on or about •, 2012.

Authority to Adjourn Special Meeting to Solicit Additional Proxies

We are asking our shareholders to grant full authority for the Special Meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve amendments to the Articles of Incorporation contained in the proposed Amended and Restated Articles of Incorporation and the reclassification of our shares into shares of Class A Common Stock and Class B Common Stock proposed by this proxy statement.

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FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below is our selected historical unaudited consolidated financial information.  The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 and from other information and data contained in the Annual Report and Quarterly Report.  The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report.  Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all shareholders.  In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” on page 38.

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ASSETS
Assets	June 30, 2012 (Unaudited)	December 31, 2011 (Audited)	December 31, 2010 (Audited)
Cash and due from banks	$16,031,893	$21,905,812	$16,917,728
Federal funds sold	6,394,000	20,187,000	18,321,000
Investment securities available for sale	78,031,000	67,610,693	63,049,646
Loans, less allowance for loan losses of $6,585,076 and $6,864,497, respectively	298,008,926	291,254,029	292,490,507
Loans held for sale	446,865	485,926	3,715,671
Premises and equipment, net	7,202,209	7,085,783	7,368,904
Other investments, at cost	2,741,480	4,404,811	4,608,899
Accrued interest receivable	1,325,211	1,244,473	1,204,984
Other assets	11,358,733	11,807,370	12,637,998
TOTAL ASSETS	$421,540,317	$425,985,897	$420,315,337

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits
Noninterest-bearing	$41,278,673	$47,469,622	$37,965,690
Interest-bearing	283,088,777	280,323,469	282,533,731
Total deposits	324,367,450	$327,793,091	$320,499,421
Short-term borrowings	11,085,931	11,558,861	13,888,046
Accrued interest payable	304,726	334,178	404,467
Other liabilities	1,778,831	1,794,808	1,897,580
Long-term debt	27,065,399	28,481,999	29,699,999
Total liabilities	$364,602,337	$369,962,937	$366,389,513

Stockholders’ Equity
Common stock, no par value, authorized 640,000 shares; issued 118,568 at 6/30/12 and 118,917 shares at 12/31/11 and 12/31/10 stock	8,173,975	$18,173,975	$18,173,975
Treasury stock shares, at cost (2,962 at 6/30/12 and 2,613 at 12/31/11 and 12/31/10)	2,272,445	2,125,865	2,125,865
Paid-in capital	469,986	469,986	469,986
Retained earnings	40,729,316	39,918,706	38,031,717
Accumulated other comprehensive loss	(162,852)	(413,842)	(623,989)
Total stockholders’ equity	56,937,980	$56,022,960	$53,925,824
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$421,540,317	$425,985,897	$420,315,337

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Consolidated Statements of Income

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011 (Audited)	Year Ended December 31, 2010 (Audited)
Interest Income
Loans including fees	$7,633,587	$15,605,708	$16,877,396
Investment securities:
Taxable	578,127	1,123,850	1,033,035
Tax-exempt	378,840	1,015,932	1,497,610
Interest on federal funds sold	7,136	18,151	9,648
Other interest income	66,894	113,134	77,637
	$8,664,584	$17,876,775	$19,495,326

Interest Expense
Deposits	$1,223,911	$2,990,254	$3,772,987
Short-term borrowings	30,378	107,294	161,564
Long-term debt	488,541	1,006,276	1,051,525
	$1,742,830	$4,103,824	$4,986,076
Net interest income	$6,921,754	$13,772,951	$14,509,250
Provision for Loan Losses	300,000	600,000	1,240,000
Net interest income after provision for loan losses	$6,621,754	$13,172,951	$13,269,250

Other Income
Service fees and commissions	$524,101	$877,338	$905,766
Investment security gains	--	31,953	68,156
Loan sale gains	235,070	342,942	300,404
Other	341,218	771,119	809,661
	$1,100,389	$2,023,352	$2,083,987

Other-than-Temporary Impairment Losses, Net
Total other-than-temporary impairment losses	$1,742,488	$1,000,879	$1,633,223
Amount in other comprehensive income, before taxes	(1,665,303)	(796,122)	(1,513,451)
	$77,185	$204,757	$119,772

Other Expense
Salaries and employee benefits	$3,178,316	$6,005,915	$6,232,419
Occupancy expenses	450,503	932,369	1,022,499
Data processing expenses	413,122	816,761	676,088
FDIC insurance premiums	149,463	380,000	649,058
Professional fees	196,057	365,568	364,110
Amortization of intangibles	48,098	192,391	192,391
(Gain) loss on sale of other real estate	103,216	(9,467)	26,289
Other real estate expenses	21,033	203,072	456,966
Other operating expenses	447,822	893,497	869,579
	$5,115,712	$9,780,106	$10,589,399
Income before income tax expense (benefit)	$2,529,246	$5,211,440	$4,644,066
Income tax expense (benefit)	859,018	1,600,154	1,202,380
NET INCOME	$1,670,228	$3,611,286	$3,441,686
EARNINGS PER COMMON SHARE	$14.07	$30.37	$28.94

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Book Value Per Share

Our net book value per share of common stock as of June 30, 2012 was approximately $480.21 (calculated based on 118,568 shares of common stock outstanding as of such date).

Ratio of Earnings to Fixed Charges

	6/30/2011	12/31/2011	6/30/2012	12/31/2012
Interest Expense	$2,155,621	$4,103,824	$1,742,830	$4,986,076

Total Fixed Charges	$2,155,621	$4,103,824	$1,742,830	$4,986,076

Fixed Charges	$2,155,621	$4,103,824	$1,742,830	$4,986,076
Pre-tax earnings	$2,531,906	$5,211,440	$2,529,246	$4,644,066
Earnings	$4,687,527	$9,315,264	$4,272,076	$9,630,142

Ratio of Earnings to Fixed Charges	2.17	2.27	2.45	1.93

MARKET PRICE OF DENMARK BANCSHARES, INC. SHARES AND DISTRIBUTION INFORMATION

Comparative Market Price Data

Our shares are traded on the OTC Bulletin Board.  The following table sets forth the high, low and average trading prices on a quarterly basis for transactions in our shares that occurred since July 1, 2010.

Quarter Ending:	High Price Per Share	Low Price Per Share
July 1 – September 30, 2010	$400	$370
October 1 – December 31, 2010	$450	$400
January 1 – March 31, 2011	$450	$430
April 1 – June 30, 2011	$440	$420
July 1 – September 30, 2011	$425	$420
October 1 – December 31, 2011	$425	$420
January 1 – March 31, 2012	$420	$375
April 1 – June 30, 2012	$420	$420

Distributions

Our ability to issue dividends is subject to the discretion of our Board of Directors and depends on many factors, including our operating results, financial condition and capital position.  Our ability to pay dividends on our common stock is

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largely dependent upon the ability of DSB to pay dividends on the stock held by us. DSB's ability to pay dividends is restricted by both state and federal laws and regulations. DSB is subject to policies and regulations issued by the Federal Deposit Insurance Corporation and the Wisconsin Department of Financial Institutions (“WDFI”), which, in part, establish minimum acceptable capital requirements for banks, thereby limiting the ability to pay dividends. In addition, Wisconsin law provides that state chartered banks may declare and pay dividends out of undivided profits but only after provisions have been made for all expenses, losses, required reserves, taxes and interest accrued or due from the bank. Payments of dividends in some circumstances may require the written consent of the WDFI.

Cash dividends of $14.50 per share were declared in 2011, 2010 and 2009 for total distributions of $1,724,297, $1,724,296 and $1,725,283, respectively.

IDENTITY AND BACKGROUND OF FILING PERSONS
(DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY)

During the last five years, we have not been convicted in a criminal proceeding and have not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining us from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Set forth in the table below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of our directors and executive officers.    Each person identified below is a United States citizen. Unless otherwise noted, (a) all directors have been employed in the principal occupations noted below for the past five years or more, and (b) the principal business address of each person identified below is 103 E. Main Street, Denmark, Wisconsin  54208.

Name of Director or Executive Officer
Janet L. Bonkowski

Ms. Bonkowski, age 45, has served as a director of DBI and DSB since 2009.  She is the Public Relations Manager for Schneider National, Inc., a transportation and logistics services provider headquartered in Green Bay, Wisconsin. Ms. Bonkowski has held that position since 2005 and has more than 20 years experience in strategic planning, marketing and public relations with businesses and non-profit organizations. A Denmark, Wisconsin native who worked and grew up on her parent's dairy farm, she is acutely aware of the importance of farming to the Company’s local economy. Ms. Bonkowski has earned her Accreditation in Public Relations (APR) from the Public Relations Society of America.

Diane L. Roundy

Ms. Roundy, age 50, has served as a director of the Company since 2008 and as a director of DSB since 2007. Ms. Roundy also serves as the Chairman of the Corporate Governance / Nominating Committee of the Company. Ms. Roundy oversees the Marketing Department as Director of Business Development for Schenck, an auditing, accounting and consulting firm with over 500 employees and 8 locations. Ms. Roundy has been in this position since 2002 and has extensive experience providing marketing direction to a wide variety of businesses. Ms. Roundy was selected as a nominee primarily because of her experience in business development, strategic planning and marketing, extensive involvement in professional and non-profit organizations throughout the Company’s market area and prior work experience on the executive management team of a financial institution. Ms. Roundy has a Masters in Business Administration from the University of Wisconsin - Oshkosh.

William F. Noel	Mr. Noel, age 50, has served as a director of the Company since 2010 and as a director of DSB since 2009. Mr. Noel has been the Operations Manager of St.

34

Bernard and St. Philip the Apostle Parishes in Green Bay, Wisconsin since 2008. Prior to that he served as a consulting engineer for STS Consultants Ltd. in Green Bay, Wisconsin between 1991 and 2008. Mr. Noel provides analytical and detailed thought processes developed from his engineering background and his current and past work experience managing finances, human resources, facilities and development activities. Mr. Noel is also one of the major shareholders of  the Company and has a vested interest in shareholder returns.

John P. Olsen

Mr. Olsen, age 61, has served as a director of the Company since 2010 and as a director of DSB from 2006 through 2011. Mr. Olsen has served as the CEO of the Company since 2008 and President of the Company since 2006. Mr. Olsen has also served as the Executive Vice President of DSB since January 2012 and previously served as CEO since 2010 and prior thereto as President since 2006. Mr. Olsen has also served as a director of DACC since 1985. Mr. Olsen has held other positions with DSB since 1985. Mr. Olsen has provided leadership to the Company and DSB, is thoroughly knowledgeable of the Company’s largest concentration in agri-business, and remains very active in community non-profit organizations.

Thomas N. Hartman

Mr. Hartman, age 60, has served as a director of the Company since 2002 and as a director of DSB since 1995. Mr. Hartman is the owner of Hartman's Towne and Country Greenhouse, a retail garden center, since 1985. Mr. Hartman offers his financial expertise as a successful small business owner and has a wealth of experience as a director, including extensive years of service on the Compensation and Audit Committees.

Michael L. Heim

Mr. Heim, age 53, has served as a director of the Company since 2005 and as a director of DSB since 2006. Mr. Heim is the president of Heim Trucking Company, a refrigerated trucking company, since 1982. Mr. Heim is the brother of Dennis J. Heim, Vice President and Treasurer of the Company. Mr. Heim offers his financial expertise as a successful small businessman. Through Mr. Heim's business and community involvement he maintains a rapport with the Company’s shareholders and customers.

Kenneth A. Larsen, Sr., CPA

Mr. Larsen, age 61, has served as a director of the Company since 2008, as Chairman of the Board of DSB since January 2012 and as a director of DSB since 2007. Mr. Larsen, a CPA, is the owner of K. A. Larsen Consulting, LLC, which provides tax and business consulting services. He previously practiced with a public accounting firm and has served as Chief Financial Officer of Portside Builders, Inc., a regional builder and renovator of homes and light commercial structures, and Hoida Lumber and Components, a building products supplier. As a CPA, Mr. Larsen offers his expertise in financial and accounting matters to the Board and serves as the Audit and Compensation Committee Chairman of the Company.

Jill S. Feiler

Ms. Feiler, age 42, was promoted to President of DSB in 2010 and elected as a director of DSB in January 2012. Ms. Feiler also serves as the Company’s Vice President and Secretary since 2009. Ms. Feiler previously held the position of Vice President of DSB in charge of retail banking and marketing since 2006.

Dennis J. Heim

Mr. Heim, age 52, has served as Vice President of the Company since 1995 and Treasurer since 1993. Mr. Heim has also served as Senior VP and CFO of DSB since 1999. Mr. Heim has held other positions with DSB since 1983. Dennis J. Heim is the brother of Michael L. Heim, a director of the Company and DSB.

David L. Kappelman

Mr. Kappelman, age 54, has served as President of DACC and Vice President of DSB since July 2011. Mr. Kappelman is a commercial/agribusiness relationship banker and manages the agribusiness lines for DACC and DSB. Mr. Kappelman

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previously held a senior management role with Premier Community Bank in Marion, Wisconsin, where he was employed for 24 years.
Carl T. Laveck

Mr. Laveck, age 68, has served as Executive Vice President and Chief Credit Officer of DSB since 2007. Prior thereto he was a Regional President for US Bank, managing offices in Sheboygan and Manitowoc Counties, and served in other capacities at that institution since 1985. Mr. Laveck is responsible for DSB's business banking, credit administration and loan operations.

Kimberly J. Andre

Ms. Andre, age 42, has served as an Assistant Vice President of DSB since 2007. Prior thereto she was the Audit Supervisor of Baylake Bank since 1999 and also served as Controller of Baylake Bank for a short time. Ms. Andre serves as the Controller of DSB.

Lonnie A. Loritz

Ms. Loritz, age 52, has served as Vice President of DSB since 2004.  Prior to 2004, she was an assistant Vice President of DSB since 2001.  Ms. Loritz has held other positions with DSB since 1994.  Ms. Loritz is responsible for DSB’s loan operations.

Jeffrey G. Vandenplas

Mr. Vandenplas, age 50, has served DSB as a Vice President since 2009 and Assistant Vice President since 2004. Mr. Vandenplas currently leads the Special Asset Group as a problem loan specialist in addition to servicing a commercial loan portfolio.

To our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding  (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 16, 2012, information concerning beneficial ownership of our common stock by each director and nominee for directorship, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.  We know of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock as of August 16, 2012.

Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent of Class	Number of Shares Pledged	Shared Ownership (2)
Janet L. Bonkowski	65	*	0	57
Jill S. Feiler	25	*	0	0
Thomas N. Hartman	310	*	0	310
Dennis J. Heim	311	*	0	0
Michael L. Heim	272	*	0	83
David L. Kappelman	20	*	0	20
Kenneth A. Larsen, Sr.	831	*	0	729
Carl T. Laveck	10	*	0	10
Lonnie A. Loritz	51	*	0	18
William F. Noel	3,222	2.7%	0	386
John P. Olsen	908	*	0	0
Diane L. Roundy	116	*	0	106
Jeffrey G. Vandenplas	8	*	0	8
Kim Tess	0	*	0	0

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All directors and executive officers as a group (15 persons)	6,149	5.2%	1,727
* Less than 1% of shares outstanding.

Unless otherwise indicated, the beneficial owners exercise sole voting and investment powers.

2

Number of beneficial ownership shares for which voting and investment powers are shared.

SHARE PURCHASE INFORMATION

Quarter Ending:	Number of Shares Purchased	Range of Prices Paid	Average Price Per Share
Jul 1 - Sep 30, 2010	0	N/A	N/A
Oct 1 - Dec 31, 2010	0	N/A	N/A
Jan 1 - Mar 31, 2011	0	N/A	N/A
Apr 1 – June 30, 2011	0	N/A	N/A
July 1 – Sep 30, 2011	0	N/A	N/A
Oct 1 – Dec 31, 2011	0	N/A	N/A
Jan 1 – Mar 31, 2012	349	$420 - $420	$420
Apr 1 – June 30, 2012	0	N/A	N/A

Recent Transactions

Except as provided in this paragraph, since June 1, 2012, neither we, nor our affiliates, directors, or executive officers, has engaged in any transaction in our stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

From time to time DSB has made loans to our executive officers and directors, their family members and related entities. Such loans were made in the ordinary course of business, were made substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. It is expected that similar transactions will occur in the future. The Officer and Board Loan Committees of DSB, in accordance with the DSB's written Lending Policy, review and approve or ratify all loans to executive officers and directors, their family members and related entities.  DSB’s Lending Policy governs loans to insiders and requires the interested director or officer to abstain from voting and from participating in the discussion of loan requests.

Except as provided in the preceding paragraph, during the past two years we have not engaged, and we do not plan to engage, in transactions with related parties.

Agreements Involving Our Securities

There are no agreements relating to our stock other than our Articles of Incorporation and Third Amended and Restated Bylaws, which sets forth the rights and preferences of our stock.  A copy of our Articles of Incorporation is attached as Appendix A to this proxy statement, a copy of our Third Amended and Restated Bylaws is attached as Appendix D.

Employment Agreements with Directors or Officers

We entered into nonqualified deferred compensation agreements with Carl T. Laveck and John P. Olsen dated February 10, 2009 and April 6, 2010, respectively.  Pursuant to these agreements, Mr. Laveck is entitled to receive a lump sum payment of $125,000 in January 2014 in exchange for his agreement to provide his services to us through January 1, 2014, and Mr. Olsen is entitled to a stay bonus of up to $100,000, payable in January 2014 in exchange for his continued employment

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with us.  Mr. Olsen earns $25,000 of his stay bonus on January 1 of each year beginning January 1, 2011.  On May 9, 2012, we entered into employment agreements with Jill S. Feiler and Dennis J. Heim.  Pursuant to these agreements, Ms. Feiler is entitled to earn a base salary of no less than $165,473 per year through May 8, 2014 and Mr. Heim is entitled to earn a base salary of no less than $163,072 per year through May 8, 2014.  Also pursuant to the agreements, Ms. Feiler and Mr. Heim are entitled to a sum equal to 200% of their then current base salary in the event that either terminates their employment upon the occurrence of certain conditions following a change in control of us or DSB.  We do not have any employment agreements with any other officer or director.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

The enclosed proxy is solicited on our behalf. The cost of soliciting proxies in the accompanying form will be borne by us.  In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means.  Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of stock.

Other Matters of Special Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above.  If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise.  Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.  See “ — Where You Can Find More Information” below.

Where You Can Find More Information

We are subject to the information requirements of the Exchange Act and in accordance therewith we file reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549.  Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549.  You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330.  In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov).   In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2011 and Quarterly Report for the fiscal quarter ended June 30, 2012 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered

38

part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.  The following documents are incorporated by reference herein:

•

our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012, including unaudited financial information; and

•

our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including audited financial information.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.  You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended December 31, 2011 and Quarterly Report for the fiscal quarter ended June 30, 2012 with this proxy statement as Appendix C.   You can also obtain any of them through the SEC at the locations described above, or through us at the address below.  We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us.  You should direct your request to the following address:  Denmark Bancshares, Inc., 103 E. Main Street, Denmark, Wisconsin  54208.

By order of the board of directors:

/s/ John P. Olsen

Chief Executive Officer and President

39

APPENDIX A

DENMARK BANCSHARES, INC.

Articles of Incorporation

Article I

The name of the corporation shall be Denmark Bancshares, Inc.

Article II

The purpose of the corporation shall be to engage in any lawful activity within the purpose for which corporations may be organized under the Wisconsin Business Corporation Law, Chapter 180, Wisconsin Revised Statues, and its period of existence shall be perpetual.

Article III

The number of shares which it shall have authority to issue is 12,000 shares of common stock without par value.

Article IV

The address of the initial registered office of the corporation is 103 Main Street, P.O. Box 218, Denmark, Wisconsin 54208.

Article V

The name of address of the initial registered agent is Darrell R. Lemmens, 103 Main Street, P.O. Box 218, Denmark, 54208

Article VI

The minimum amount of consideration for its shares received by the corporation before it shall commence business is $500.00.

Article VII

The number of directors constituting the board of directors shall be as fixed by the By-Laws, and shall be not less than nine (9) directors.

Article VIII

The name and address of the incorporator is Darrell R. Lemmens, 103 Main Street, P.O. Box 218, Denmark, Wisconsin 54208.

Executed in duplicate on the 16th day of June 1983.

/s/ Darrell R. Lemmens

Articles of Amendment

To

Articles of Incorporation

Of

Denmark Bancshares, Inc.

Darrell R. Lemmens, as the sole incorporator of the corporation named Denmark Bancshares, Inc., in lieu of action by the shareholders, hereby amends the

Articles of Incorporation of Denmark Bancshares, Inc. by deleting Article VII of the Articles of Incorporation and substituting therefore the following:

Article VII

The number of directors constituting the initial board of directors shall be eight (8), and thereafter the number of directors shall be such number as may be fixed from time to time by the By-Laws.  The names and addresses of the initial board of directors are as follows:

Joseph J. DePrey Route 3, Green Bay, WI 54301

Albert Konop Route 1, Denmark, WI 54208

Darrell R. Lemmens 475 Sunset Ct., Denmark, WI 54208

Ervin Leiterman 425 Sunset Ct., Denmark, WI 54208

B.E. Mleziva 225 Woodrow, Denmark, WI 54208

Norman Tauber 492 Grand Ave., Denmark, WI 54208

Mark E. Looker 490 Sunset Ct., Denmark, WI 54208

C.J. Stodola 633 So. Van Buren, Green Bay, WI 54301

Darrell R. Lemmens states that this amendment is pursuant to Section 180.49(4) Wis. Stats., and certifies as follows:

1.

That no shares of the corporation have been issued.

2.

That the effective time of this amendment shall be the time recorded.

3.

That the corporation has a seal which is affixed hereto.

4.

That in all other respects the initial Articles of Incorporation shall remain in full force and effect.

Executed in duplicate on the 9th day of November 1983.

/s/ Darrell R. Lemmens

Articles of Amendment

To

Articles of Incorporation

Of

Denmark Bancshares, Inc.

Article III is amended in its entirety to provide as follows:

Article III

The number of shares which it shall have authority to issue is 320,000 shares of common stock without par value.

Amendments to the articles of incorporation adopted by the Board of Directors and Shareholders (In accordance with sec. 180.1003, Wis. Stats.) on January 22, 1991.

Executed on behalf of the corporation on January 22, 1991.

/s/ Darrell R. Lemmens

President

Articles of Amendment

To

Articles of Incorporation

Of

Denmark Bancshares, Inc.

Article VII of the Articles of Incorporation of Denmark Bancshares, Inc., a corporation organized and existing under Chapter 180 of the Wisconsin Statutes (the “Corporation”), is hereby amended and restated and Article IX of the Articles of Incorporation is hereby added to read as follows, and except as so amended, the Articles of Incorporation of the Corporation shall remain in full force and effect:

Article VII

A.

The board of directors shall consist of such number of directors as is fixed from time to time in the manner provided in the Bylaws.  The number of directors may be increased or decreased from time to time in the manner provided in the Bylaws, but no such decrease shall have the effect of shortening the term of any incumbent director.

B.

The board of directors shall be divided into three (3) classes in the manner provided in the Bylaws.

Article IX

The shareholders of the corporation may adopt or amend a Bylaw that fixes a greater voting requirement for shareholders or voting groups than is provided by the Wisconsin Business Corporation Law.

The undersigned President of Denmark Bancshares, Inc. hereby certifies as follows:

1.

The foregoing amendments to the Articles of Incorporation of the corporation were duly adopted by the Corporations Board of Directors on January 13, 1993 and Shareholders on January 26, 1993 in accordance with Section 180.1003 of the Wisconsin Business Corporation Law.

2.

The foregoing amendments to the Articles of Incorporation of the Corporation do not provide for an exchange, reclassification, or cancellation of issued shares nor effect any change in the number of authorized shares of the Corporation.

3.

The foregoing amendments to the Articles of Incorporation shall be effective at 2:17 p.m. on January 26, 1993.

IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment on behalf of the Corporation as of the 26th day of January, 1993.

By:  /s/ Darrell R. Lemmens

President

Articles of Amendment

To

Articles of Incorporation

Of

Denmark Bancshares, Inc.

The undersigned authorized officer of Denmark Bancshares, Inc., a Wisconsin corporation (“Corporation”) incorporated under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes, hereby certifies that, in accordance with all applicable provisions of the Wisconsin Business Corporation Law, as described below:

1.

The Board of Directors of the Corporation has adopted the following resolution:

RESOLVED, that the Articles of Incorporation of the Corporation filed in the office of Wisconsin Department of Financial Institutions on June 23, 1983 be amended by striking Article III thereof in its entirety and replacing therefore the following:

Article III

The number of shares which it shall have authority to issue is 640,000 shares of common stock without par value.

2.

Each share of common stock immediately prior to the effective date of the amendment (the “Record Date”), whether issued or unissued, shall be changed into two (2) shares on the Record Date.  Certificates evidencing shares of common stock prior to the Record Date shall continue to evidence the same number of shares that such certificates evidenced prior to the Record Date, and new certificates shall be distributed to evidence the additional shares resulting from such change.

3.

The foregoing amendment was adopted by the Board of Directors of the Corporation on March 26, 2002 in accordance with Section180.1002 (6) of the Wisconsin Statutes

4.

These Articles of Amendment shall be effective at the close of business on June 11, 2002.

IN WITNESS WHEREOF, the undersigned has executed and subscribed these Articles of Amendment on behalf of the Corporation and does affirm the foregoing as true of the 26th day of March, 2002.

/s/ Darrell R. Lemmens
Darrell R. Lemmens

President and Principal Executive Officer

APPENDIX B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

DENMARK BANCSHARES, INC.

These Amended and Restated Articles of Incorporation supercede and replace the heretofore existing Articles of Incorporation and all amendments thereto of Denmark Bancshares, Inc. (the “Corporation”), a Wisconsin corporation organized under Chapter 180 of the Wisconsin Business Corporation Law (“WBCL”).

ARTICLE I

Name

The name of the corporation is Denmark Bancshares, Inc.

ARTICLE II

Purposes

The purpose of the Corporation is to engage in any lawful activity within the purpose for which corporations may be organized under the WBCL.

ARTICLE III

Capital Stock

The aggregate number of shares which the Corporation shall have the authority to issue is 640,000 shares without par value.  The designation of each class of shares and the authorized number of shares of each shall be as follows:

Class	Authorized Number of Shares
Class A Common Stock	600,000
Class B Common Stock	40,000

The preferences, limitations and relative rights of shares of each class of common stock shall be as follows:

A.  Class A Common Stock.

(1)  Voting.  Except as otherwise provided by law, each outstanding share of Class A Common Stock shall be entitled to vote for the election of directors of the Corporation and for all other corporate purposes.  Except as otherwise provided by law, upon any such vote, each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such shareholder.

(2)  Dividends.  The holders of Class A Common Stock shall be entitled to receive such dividends, and will share ratably with holders of Class B Common Stock, as may be declared thereon from time to time by the Board of Directors, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends on Class A Common Stock.

(3)  Liquidation.  In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Class A Common Stock shall be entitled to share ratably with the holders of Class B Common Stock, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

B.  Class B Common Stock.

(1)  Voting.  Each outstanding share of Class B Common Stock is only entitled to vote on matters as required under the WBCL.  In the event holders of Class B Common Stock are entitled to vote on any matter, then Class B Common Stock shall vote as a single class with all other classes of common stock that are entitled to vote on such matter.

(2)  Dividends.  The holders of Class B Common Stock shall be entitled to receive such dividends, and will share ratably with holders of Class A Common Stock, as may be declared thereon from time to time by the Board of Directors, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends on Class B Common Stock.

(3)  Liquidation.  In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Class B Common Stock shall be entitled to share ratably with the holders of Class A Common Stock, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

ARTICLE IV

Board of Directors

A.

The Board of Directors shall consist of such number of directors as is fixed from time to time in the manner provided in the Bylaws.  The number of directors may be increased or decreased from time to time in the manner provided in the Bylaws, but no such decrease shall have the effect of shortening the term of any incumbent director.

B.

The Board of Directors shall be divided into three (3) classes in the manner provided in the Bylaws.

ARTICLE V

Voting Requirements

The shareholders of the Corporation may adopt or amend a Bylaw that fixes a greater voting requirement for shareholder or voting groups than is provided by the WBCL.

ARTICLE VI

Registered Office and Agent

The address of the registered office of the Corporation is 103 Main Street, P.O. Box 218, Denmark, Wisconsin 54208, and the name of its registered agent at such address is John P. Olsen.

This instrument was drafted by:

Patrick S. Murphy

Godfrey & Kahn, S.C.,

780 N. Water Street

Milwaukee, Wisconsin 53202

8283553_1

3

APPENDIX C

FINANCIAL STATEMENTS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

 FORM 10-K

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2011

or

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _________ to  __________

Commission file number 0-21554

DENMARK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	39-1472124
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

103 East Main Street, Denmark, Wisconsin	54208-0130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (920) 863-2161

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, no par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes _ No X

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.  Yes __    No X

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     Yes  X   No ___

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes X   No __

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer		Accelerated filer
Non-accelerated filer (Do not check if a smaller reporting company)	X	Smaller reporting company

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes__ No X

The aggregate market value of the voting stock held by non-affiliates of the registrant as of June 30, 2011 was $47,670,230 (110,861 shares at $430 per share, which is equal to the last sales price of shares sold during the registrant’s second fiscal quarter, according to information available to the registrant).   As of February 17, 2012, there were 118,917 shares of the registrant's Common Stock (no par value) issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Documents*	Part of Form 10-K into Which Portions of Documents are Incorporated
Annual Report to Shareholders for the fiscal year ended December 31, 2011	Parts II and IV
Proxy Statement for Annual Meeting of Shareholders on April 24, 2012	Part III
*Only the portions of documents specifically listed herein are to be deemed incorporated by reference.

DENMARK BANCSHARES, INC.

PART I

ITEM 1. BUSINESS

History and General Business of Denmark Bancshares, Inc.

Denmark Bancshares, Inc. ("DBI") was formed in 1983 as a Wisconsin bank holding company for the purpose of acquiring and holding the Common Stock of Denmark State Bank ("DSB").  The holding company was formed to allow DSB to expand its line of financial products, enabling it to compete with other financial institutions.  DBI acquired DSB in 1983 through an exchange offer for shares of DSB.  DBI's subsidiaries are DSB, Denmark Agricultural Credit Corporation ("DACC"), and DBI Properties, Inc.  DACC was formed in 1986 and engages in certain types of agricultural lending activities. DBI Properties, Inc. was created in 2009 for the purpose of holding acquired real estate properties for resale.  Unless the context otherwise requires, when used herein the term "DBI" refers to Denmark Bancshares, Inc. and all of its subsidiaries.

Securities and Exchange Commission Availability of Filings on Company Web Site

DBI electronically files the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 8-K (Current Report) and Schedule 14A (Proxy Statement). DBI may file additional forms including amendments to these forms. The SEC maintains an Internet site, www.sec.gov, which contains annual reports, proxies, information statements, and other information of all issuers, including DBI, which file electronically with the SEC.  Additionally, DBI’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K filed with the SEC, plus additional shareholder information are available free of charge on DSB’s website, www.denmarkstate.com/inv_relations.htm, as soon as reasonably practical after the reports are filed electronically with SEC.

DSB

DSB offers a full line of retail banking services, including checking, time deposits of various types, loans for business, agri-business, real estate and personal use, and other miscellaneous banking services.  DSB employs an experienced investment representative who provides financial planning and sells annuities, mutual funds and other investment securities.  DSB has six offices, serving primarily Brown, Kewaunee, Manitowoc and Outagamie Counties.  DSB also has seven automated teller machines at various locations throughout its market area.  DSB also offers home and business banking 24 hours a day via telephone or online through a secure web site.  These services allow customers to open deposit accounts, apply for loans, transfer funds between accounts and inquire about their balances or recent transaction activity, as well as provide information about current interest rates.

No significant portion of the loan portfolio of DSB is concentrated in one individual or group of individuals, and management believes that the portfolio's industry weighting is prudent.  Seasonal factors do not materially affect the size or quality of the loan portfolio of DSB.  Set forth below is a schedule of the concentration of DBI's loans, including loans of DSB and DACC, at December 31, 2011:

	Year Ended December 31,
	2011	2010	2009	2008	2007
(In thousands)
Real Estate - Residential	$72,656	$77,984	$86,975	$93,693	$95,108
Real Estate - Commercial	60,865	68,224	58,242	53,828	59,169
Real Estate - Agricultural	78,768	71,782	54,661	47,405	43,445
Real Estate - Construction	11,655	12,793	15,737	20,200	22,723
Commercial	35,178	32,507	27,310	34,172	33,241
Agricultural	27,661	24,726	42,164	41,249	39,582
Consumer and other	11,049	11,339	11,544	10,234	9,368
TOTAL	$297,832	$299,355	$296,633	$300,781	$302,636

DBI offers a broad range of loans to individuals, businesses and farmers in its primary service area.  DBI does not lend to foreign borrowers.  Loans secured by agricultural-related real estate represent DBI’s largest category of loans.  These loans, as well as loans secured by commercial real estate can be amortized up to 25 years and generally require a minimum down payment of 20% in cash or other collateral.  Loans secured by commercial and agricultural real estate generally entail more risk than loans secured by residential real estate.  These loans typically involve larger balances to single borrowers.  Repayment of the loan is usually dependent on the cash flow and success of the business occupying the property.  The value of the real estate may be impacted by environmental issues or by supply and demand conditions in the market for commercial and retail space.  DBI tries to mitigate this by requiring an environmental questionnaire and appraisals for all loans in excess of $1 million and by requiring a higher initial down payment.  DBI also requires that the borrower submit annual financial information or more regularly, as considered appropriate.

Residential real estate loans consist primarily of first lien mortgages on one-to-four family residential properties and represent DBI’s second largest category of loans.  These loans, which are typically amortized up to 30 years, are written primarily at fixed rates for one, three or five years.  At the end of the term, the loan may be extended with payments based on interest rates prevailing at that time.  A down payment of at least 20% is generally required for loan approval.  DBI also makes home equity loans for a variety of purposes including education expenses, automobile purchases, debt consolidation, home improvements and other needs with flexible repayment terms.

Loans secured by construction real estate consist primarily of loans related to one-to-four family residential development. Construction loans generally have terms up to one year and do not require amortization of the loan balance during the term.  Construction loans present a higher degree of risk than permanent real estate loans.  A borrower’s ability to complete construction may be affected by a variety of factors such as cost overruns and construction delays caused by adverse weather conditions, contractor delays or other problems.  DBI generally requires a minimum down payment of 20% in cash or other collateral.

Commercial and agricultural loans consist of secured loans to fund seasonal fluctuations, as well as to purchase equipment, livestock, vehicles, and other fixed assets.  These loans may be structured as term loans or as revolving lines of credit.  The term loans generally have a repayment schedule of up to seven years.   The revolving lines of credit are generally secured by accounts receivable, inventory or other business assets.  Revolving lines of credit are generally reviewed on an annual basis and usually require substantial repayment of principal during the course of the year.  In addition to securing these loans with business and farm assets, DBI often obtains personal guarantees from principals of the borrower. DBI normally requires a minimum down payment of at least 25% in cash or other collateral for these loans.

Consumer and other loans consist of a wide variety of loans, both secured and unsecured, to individuals for an array of personal needs.   These loans include installment, single payment notes, overdraft protection lines of credit and credit card loans.

Denmark Agricultural Credit Corporation

DACC commenced business in 1986 to provide a source of funds for farm loans and to provide a source of liquidity for DSB.  As of December 31, 2011, DACC had a $30 million line of credit from AgriBank, FCB.  DACC originates loans and purchases loans from DSB and other financial institutions.  As of December 31, 2011, DACC held agricultural loans totaling $26.0 million.  In 2011 the net income of DACC represented 18.2% of the consolidated net income of DBI.

DBI Properties, Inc.

DBI Properties, Inc. was formed in February 2009 for the purpose of holding certain foreclosed properties.  As of December 31, 2011, this subsidiary did not hold any parcels in other real estate.  The one commercial real estate loan that was outstanding for $1,080,000 as of December 31, 2010 was paid off during 2011.

Areas Serviced by DBI; Competition

DBI serves Brown, Kewaunee, Manitowoc and Outagamie Counties, Wisconsin, including the villages of Denmark, Bellevue, Maribel, Reedsville, Whitelaw and Wrightstown.  The local economy of the areas served is based on agriculture and light industry, but the extended service area has a generally diversified economy.  The local economic conditions prevailing at year-end varied by county but each county experienced lower unemployment than one year earlier and generally lower than the national unemployment rate of 8.5%.  As of December 2011, the unemployment rate in Brown County, DBI’s primary market, was 6.1% compared to 6.1%, 7.2% and 6.1% for Kewaunee, Manitowoc and Outagamie Counties, respectively. Brown County continued to experience a slow housing market reporting 2,106 home sales in 2011 compared to 2,692 in 2007.  Brown County home sales were 2,103, 2,382 and 2,343 during 2010, 2009 and 2008, respectively.  The 2011 median price of a home in Brown County decreased to $137,000, compared to $139,000, $145,000 and $147,000 during 2010, 2009 and 2008, respectively.  Brown County’s statistics were comparable to the statewide results for Wisconsin, which experienced a 0.3% increase in the number of home sales and a 6% drop to $132,000 in the median sales price.  The number of home sales in Wisconsin in 2009 benefited from the first-time home buyers credits, which expired early in 2010.

Most of DBI's loans are to businesses and individuals in Wisconsin (and, more specifically, in its four-county geographic area) and any general adverse change in the economic conditions prevailing in those areas could reduce DBI's growth rate, impair its ability to collect loans or attract deposits, and generally have an adverse impact on its results of operations and financial condition.  If those areas experience adverse economic, political or business conditions, DBI would likely experience higher rates of loss and delinquency on its loans than if its loans were more geographically diverse.

The Wisconsin agricultural economy was very strong in 2011, with net farm income estimated at a record $2.4 billion.  This represented an increase of about $350 million from 2010 and three times higher than the $800 million recorded in 2009.  Wisconsin dairy farmers earned about $4 per hundredweight more on their milk checks but also incurred higher feed bills in 2011.  According to a report by the Wisconsin Department of Agricultural and Applied Economics at the University of Wisconsin-Madison and the Cooperative Extension of the University of Wisconsin, milk prices averaged about $20 per hundredweight in 2011 compared to averages of $16, $13 and $19 for the years 2010, 2009, and 2008, respectively.  The number of Wisconsin dairy farms has significantly declined from more than 21,800 in

1999 to approximately 11,800 currently in operation.  One year earlier there were 12,800 licensed dairy herds in Wisconsin.  Larger dairy units have replaced many of the smaller family farms and the average herd size is now 108 dairy cows compared to 99 one year earlier.  As a result, DBI has a smaller pool of agricultural borrowers to lend to while competing with a similar number of agricultural lenders.  Despite this, DBI has been able to increase its agricultural lending.

The financial services industry is highly competitive.  DBI faces intense competition from financial institutions in Denmark and surrounding markets, and from non-bank financial institutions, such as mutual funds, brokerage firms and insurance companies that have aggressively expanded into markets traditionally served by banks.  Many of DBI's non-bank competitors are not subject to the same degree of regulation as is imposed on bank holding companies and federally-insured banks.  As a result, such non-bank competitors may have advantages over DBI in providing certain services. DBI also competes indirectly with regional and national financial institutions, many of which have greater liquidity, lending limits, access to capital and market recognition, resources and banking experience than DBI.

Employees of DBI

At December 31, 2011, DSB had 93 total employees, 72 of whom were full time.  DBI considers its relationship with its employees to be excellent.

Supervision and Regulation

The operations of financial institutions, including banks and bank holding companies, are highly regulated, both at the federal and state levels.  Numerous statutes and regulations affect the businesses of DBI and its subsidiaries.  To the extent that the information below is a summary of statutory provisions, such information is qualified in its entirety by reference to the statutory provisions described.  There are additional laws and regulations having a direct or indirect effect on the business of DBI or DSB.

In recent years, the banking and financial industry has been the subject of numerous legislative acts and proposals, administrative rules and regulations at both federal and state regulatory levels.  As a result of such regulatory changes, the nature of the banking industry in general has changed dramatically in recent years as increasing competition and a trend toward deregulation have caused the traditional distinctions among different types of financial institutions to be obscured.

The performance and earnings of DSB, like other commercial banks, are affected not only by general economic conditions but also by the policies of various governmental regulatory authorities.  In particular, the Federal Reserve System regulates monetary and credit conditions and interest rates in order to influence general economic conditions primarily through open-market operations in U.S. Government securities, varying the discount rate on bank borrowings, and setting reserve requirements against bank deposits.  The policies of the Federal Reserve have a significant influence on overall growth and distribution of bank loans, investments and deposits, and affect interest rates earned on loans and investments.  The general effect, if any, of such policies upon the future business and earnings of DSB cannot accurately be predicted.

Risks Related to DBI’s and DSB’s Business

Bank Holding Company Regulation.  As a registered bank holding company, DBI is subject to regulation under the Bank Holding Company Act of 1956, as amended (the "Act").  The Act requires every bank holding company to obtain the prior approval of the Board of Governors of the Federal Reserve (the "Board") before it may merge with or consolidate into another bank holding company, acquire substantially all the assets of any bank, or acquire ownership or control of any voting shares of any bank if after such acquisition it would own or control, directly or indirectly, more than 5% of the voting shares of such bank.

Under the Act, DBI is prohibited, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company which is not a bank or bank holding company, nor can DBI or any subsidiary engage in any business other than banking, managing or controlling banks or furnishing services to or performing services for its subsidiaries.  DBI may, however, own shares of a company the activities of which the Board has determined to be so closely related to banking or managing or controlling banks as to be a proper incident thereto, and in which the holding company itself may engage.  DBI is authorized under the Act to own DACC and DBI Properties, Inc., its nonbank subsidiaries.

As a registered bank holding company, DBI is supervised and regularly examined by the Board.  Under the Act, DBI is required to file with the Board an annual report and such additional information as may be required.  The Board can order bank holding companies and their subsidiaries to cease and desist from any actions which, in the opinion of the Board, constitute serious risk to the financial safety, soundness or stability of a subsidiary bank and are inconsistent with sound banking principles or in violation of law.  The Board has adopted regulations that deal with the measure of capitalization for bank holding companies.  Such regulations are essentially the same as those adopted by the FDIC, described below.  The Board has also issued a policy statement on the payment of cash dividends by bank holding companies, wherein the Board has stated that a bank holding company experiencing earnings weaknesses should not pay cash dividends exceeding its net income or which could only be funded in ways that weaken the bank holding company's financial health, such as by borrowing.

Under Wisconsin law, DBI is also subject to supervision and examination by the Division of Banking of the Wisconsin Department of Financial Institutions (the "Division").  The Division is also empowered to issue orders to a bank holding company to remedy any condition or policy, which, in its determination, endangers the safety of deposits in any subsidiary state bank, or the safety of the bank or its depositors.  In the event of noncompliance with such an order, the Division has the power to direct the operation of the state bank subsidiary and withhold dividends from the holding company.  DBI, as the sole owner of the stock of a Wisconsin state-chartered bank, may be subject to assessment to restore impaired capital of the bank to the extent provided in Section 220.07, Wisconsin Statutes.  Any such assessment would apply only to DBI and not to any shareholder of DBI.

Federal law prohibits the acquisition of "control" of a bank holding company by individuals or business entities or groups or combinations of individuals or entities acting in concert without prior notice to the appropriate federal bank regulator.  For this purpose, "control" is defined in certain instances as the ownership of or power to vote 10% or more of the outstanding shares of the bank holding company.

The Gramm-Leach-Bliley Act of 1999 (the “GLBA Act”), repealed prior federal law prohibiting affiliations of banks with other types of financial services firms.  The GLBA  Act allows bank holding companies to engage in a full range of financial activities through an entity known as a financial holding company, or a national bank to engage in financial activities through a financial subsidiary.  The GLBA Act allows banks to affiliate with securities firms and insurance companies and engage in other activities that are financial in nature.  A bank holding company may become a financial holding company if each of its subsidiary banks is well capitalized, is well managed and has at least a satisfactory rating under the Community Reinvestment Act, by filing a declaration that the bank holding company wishes to become a financial holding company.  DBI has not applied to become a financial holding company.

The Sarbanes-Oxley Act (“SOX”), which enacted sweeping measures that, among other things, tighten the rules governing auditors, corporate officers and executives, and investment banking research analysts, was signed into law as of July 30, 2002.  SOX requires chief executive officers and chief financial officers of public companies to personally certify that the reports their companies file with the SEC are accurate and complete.  Those persons who are responsible for accounting or reporting violations are subject to harsh civil and criminal penalties.

Depository Institution Regulation. As a state-chartered institution, DSB is subject to regulation, supervision and examination by the Division.  Deposits of DSB are insured by the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") and, as a result, DSB is also subject to regulation, supervision and examination by the FDIC.

The Federal Deposit Insurance Act requires that the appropriate federal regulatory authority -- (FDIC in the case of DSB since it is an insured state bank, which is not a member of the Federal Reserve System) -- approve any acquisition through merger, consolidation, purchase of assets, or assumption of deposits.  The same regulatory authority also supervises compliance by DSB with provisions of federal banking laws, which, among other things, prohibit the granting of preferential loans by a bank to executive officers, directors, and principal shareholders of the bank and of other banks that have a correspondent relationship with the bank.

Dividends.  The Board’s policy is that a bank holding company should pay cash dividends only to the extent that its net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the holding company’s capital needs, asset quality and overall financial condition, and that it is inappropriate for a bank holding company experiencing serious financial problems to borrow funds to pay dividends.  Furthermore, a bank that is classified under the prompt corrective action regulations as “undercapitalized” will be prohibited from paying any dividends.

Wisconsin banking laws restrict the payment of cash dividends by state banks by providing that (i) dividends may be paid only out of a bank's undivided profits, and (ii) prior consent of the Division is required for the payment of a dividend which exceeds current year income if dividends declared have exceeded net profits in either of the two immediately preceding years.  The various bank regulatory agencies have authority to prohibit a bank regulated by them from engaging in an unsafe or unsound practice; the payment of a dividend by a bank could, depending upon the circumstances, be considered such an unsafe or unsound practice.  In the event that (i) the FDIC or the Division should increase minimum required levels of capital; (ii) the total assets of DSB increase significantly; (iii) the income of DSB decreases significantly; or (iv) any combination of the foregoing occurs, then the Board of Directors of DSB may decide or be required by the FDIC or the Division to retain a greater portion of DSB's earnings, thereby reducing or eliminating dividends.

Transactions with Affiliates.  Subsidiary banks of a bank holding company are subject to certain restrictions imposed by the Federal Reserve Act on any extensions of credit to the bank holding company or any of its subsidiaries, on investments in stock or other securities of the bank holding company and on the taking of such stock or securities as collateral for loans to any borrower.

Community Reinvestment Act.  The Community Reinvestment Act includes provisions under which the federal bank regulatory agencies must consider, in connection with applications for certain required approvals, including applications to acquire control of a bank or holding company or to establish a branch, the records of regulated financial institutions in satisfying their continuing and affirmative obligations to help meet the credit needs of their local communities, including those of low and moderate-income borrowers.

Capital Adequacy.  The FDIC has issued risk-based and leverage capital guidelines applicable to state-chartered financial institutions such as DSB.  In addition, the FDIC may from time to time require that such banks maintain capital above the minimum levels, based on their financial condition or actual or anticipated growth.

The FDIC’s risk-based guidelines establish a two-tier capital framework.  Tier 1 capital generally consists of common stockholders’ equity, retained earnings, a limited amount of qualifying perpetual preferred stock, qualifying trust preferred securities and noncontrolling interests in the equity accounts of consolidated subsidiaries, less goodwill and certain intangibles.  Tier 2 capital generally consists of certain hybrid capital instruments and perpetual debt, mandatory convertible debt securities and a limited amount of subordinated debt, qualifying preferred stock, loan loss allowance, and unrealized holding gains on certain equity securities.  The sum of Tier 1 and Tier 2 capital represents qualifying total capital, at least 50% of which must consist of Tier 1 capital.

Risk-based capital ratios are calculated by dividing Tier 1 and total capital by risk-weighted assets.  Assets and off-balance sheet exposures are assigned to one of four categories of risk weights, based primarily on relative credit risk.  For banks, generally the minimum Tier 1 risk-based capital ratio is 4% and the minimum total risk-based capital ratio is 8%.  DSB’s Tier 1 and total risk-based capital ratios under these guidelines at December 31, 2011 were 14.76% and 16.02%, respectively.

The FDIC’s leverage capital guidelines establish a minimum leverage ratio determined by dividing Tier 1 capital by adjusted average total assets.  The minimum leverage ratio is 3% for banks that meet certain specified criteria, including having the highest regulatory rating.  All other banks generally are required to maintain a leverage ratio of at least 4%.  At December 31, 2011, DSB had a leverage ratio of 10.72%.

In December 2010 and January 2011, the Basel Committee on Banking Supervision (the “Basel Committee”) published the final texts of reforms on capital and liquidity generally referred to as “Basel III.”  Although Basel III is intended to be implemented by participating countries for large, internationally active banks, its provisions are likely to be considered by United States banking regulators in developing new regulations applicable to other banks in the United States, including DSB.

Among the most significant provisions of Basel III concerning capital are the following:

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A minimum ratio of common equity to risk-weighted assets reaching 4.5%, plus an additional 2.5% as a capital conservation buffer, by 2019 after a phase-in period.

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A minimum ratio of Tier 1 capital to risk-weighted assets reaching 6.0% by 2019 after a phase-in period.

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A minimum ratio of total capital to risk-weighted assets, plus the additional 2.5% capital conservation buffer, reaching 10.5% by 2019 after a phase-in period.

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An additional countercyclical capital buffer to be imposed by applicable banking regulators periodically at their discretion, with advance notice.

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Restrictions on capital distributions and discretionary bonuses applicable when capital ratios fall within the buffer zone.

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Deduction from common equity of deferred tax assets that depend on future profitability to be realized.

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Increased capital requirements for counterparty credit risk relating to OTC derivatives, repos and securities financing activities.

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For capital instruments issued on or after January 13, 2013 (other than common equity), a loss-absorbency requirement such that the instrument must be written off or converted to common equity if a trigger event occurs, either pursuant to applicable law or at the direction of the banking regulatory.  A trigger event is an event under which the banking entity would become nonviable without the write-off or conversion, or without an injection of capital from the public sector.  The issuer must maintain authorization to issue the requisite shares of common equity if conversion were required.

The Basel III provisions on liquidity include complex criteria establishing a liquidity coverage ratio (“LCR”) and a net stable funding ratio (“NSFR”).  The purpose of the LCR is to ensure that a bank maintains adequate unencumbered, high quality liquid assets to meet its liquidity needs for 30 days under a sever liquidity stress scenario.  The purpose of the NSFR is to promote more medium and long-term funding of assets and activities, using a one-year time horizon.  Although Basel III is described as a “final text,” it is subject to the resolution of certain issues and to further guidance and modification, as well as to adoption by United State banking regulators, including decisions as to whether and to what extent it will apply to United States banks that are not large, internationally active banks requiring their risk-based capital to meet the higher of the minimum requirements under advanced approaches of earlier Basel guidelines or under the risk-based capital rules generally applicable to United States banks.

Prompt Corrective Action.  FDICIA, among other things, establishes five tiers of capital requirements:  well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized.  The FDIC has adopted regulations, which define the relevant capital measures for the five capital categories.  An institution is deemed to be "well capitalized" if it has a total risk-based capital ratio (total capital to risk-weighted assets) of 10% or greater, a Tier I risk-based capital ratio (Tier I Capital to risk-weighted assets) of 6% or greater, and a Tier I leverage capital ratio (Tier I Capital to total assets) of 5% or greater, and is not subject to a regulatory order, agreement, or directive to meet and maintain a specific capital level for any capital measure.  The other categories are identified by descending levels of capitalization.  Undercapitalized banks are subject to growth limitations and are required to submit a capital restoration plan.  If an undercapitalized bank fails to submit an acceptable plan, it is treated as if it is "significantly undercapitalized."  Significantly undercapitalized banks may be subject to a number of requirements and restrictions, including orders to sell sufficient voting stock to become adequately capitalized, requirements to reduce total assets, and cessation of receipt of deposits from correspondent banks.  DSB currently exceeds the regulatory definitions of a well capitalized financial institution.

USA PATRIOT ACT.  The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), provides the federal government with additional powers to address terrorist threats through enhanced domestic security measures, expanded surveillance powers, increased information sharing and broadened anti-money laundering requirements. by way of amendments to the Bank Secrecy Act ("BSA"), the USA PATRIOT Act puts in place measures intended to encourage information sharing among bank regulatory and law enforcement agencies. In addition, certain provisions of the USA PATRIOT Act impose affirmative obligations on a broad range of financial institutions.

Among other requirements, the USA PATRIOT Act and related regulations require banks to establish antimony laundering programs. Additionally, the USA PATRIOT Act requires each financial institution to develop a customer identification program ("CIP") as part of its anti-money laundering program. The key components of the CIP are identification, verification, government list comparison, notice and record retention. The purpose of the CIP is to enable the financial institution to determine the true identity and anticipated account activity of each customer.  DBI and its affiliates have adopted policies, procedures and controls to comply with the BSA and the USA PATRIOT Act.

Federal Deposit Insurance Reform.  The FDIC currently maintains the Deposit Insurance Fund (the “DIF”), which was created in 2006 in the merger of the Bank Insurance Fund and the Savings Association Insurance Fund.  The deposit accounts of DSB are insured by the DIF to the maximum amount provided by law.  The general insurance limit is $250,000, but for non-interest bearing transaction accounts, there is unlimited insurance coverage until January 1, 2013.  This insurance is backed by the full faith and credit of the United States Government.

The FDIC assesses deposit insurance premiums on each insured institution quarterly based on annualized rates for one of four risk categories.  Under the rules in effect through March 31, 2011, these rates were applied to the institution’s deposits.  A range of initial base assessment rates applied to each of the four risk categories, subject to adjustment based on an institution’s unsecured debt, secured liabilities and brokered deposits, such that the total base assessment rates after adjustments ranged from as low as 7 basis points for the lowest risk category to as high as 77.5 basis points for the highest risk category.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the FDIC has adopted rules effective April 1, 2011, under which insurance premium assessments are based on an institution’s total assets minus its tangible equity (defined as Tier 1 capital) instead of its deposits.  Under these rules, an institution with total assets of less than $10 billion will be assigned to a risk category as described above, and a range of initial base rates will apply to each category, subject to adjustment downward based on unsecured debt issued by the institution and, except for an institution in the lowest risk category, adjustment upward if the institution’s brokered deposits exceed 10% of its domestic deposits, to produce total base assessment rates.  Total base assessment rates range from as low as 2.5 basis points for the lowest risk category to as high as 45 basis points for the highest risk category, all subject to further adjustment upward if the institution holds more than a de minimum amount of unsecured debt issued by another FDIC-insured institution.  The FDIC may increase or decrease its rates by 2.0 basis points without further rulemaking.  In an emergency, the FDIC may also impose a special assessment.

In addition, all institutions with deposits insured by the FDIC are required to pay assessments to fund interest payments on bonds issued by the Financing Corporation, a mixed-ownership government corporation established to recapitalize a predecessor to the DIF.  These assessments will continue until the Financing Corporation bonds mature in 2019.

Insurance of deposits may be terminated by the FDIC upon a finding that the institution has engaged or is engaging in unsafe and unsound practices, is in an unsafe or unsound condition to continue to operations or has violated any applicable law, regulation, rule, order or condition imposed by the FDIC or written agreement entered into with the FDIC.  The management of DSB does not know of any practice, condition or violation that might lead to termination of its deposit insurance.

On November 12, 2009, the FDIC adopted regulations that required insured depository institutions to prepay on December 30, 2009, their estimated quarterly risk-based assessments for the fourth quarter of 2009 and all of 2010, 2011 and 2012, along with their quarterly risk-based assessment for the fourth quarter of 2009.  The FDIC collected DSB’s pre-paid assessments amounting to $1.8 million on December 30, 2009.

Pursuant to the Dodd-Frank Act, the FDIC has established 2.0% as the designated reserve ratio (“DRR”), that is, the ratio of the DIF to insured deposits.  The FDIC has adopted a plan under which it will meet the statutory minimum DRR of 1.35% by September 30, 2020, the deadline imposed by the Dodd-Frank Act.  The Dodd-Frank Act requires the FDIC to offset the effect on institutions with assets less than $10 billion of the increase in the statutory minimum DRR to 1.35% from the former statutory minimum of 1.15%.  The FDIC has not yet announced how it will implement this offset.

On November 9, 2010 and January 18, 2011, the FDIC (as mandated by the Dodd-Frank Act) adopted rules providing for unlimited deposit insurance for traditional noninterest-bearing transaction accounts and IOLTA accounts for two years starting December 31, 2010.  This coverage applies to all insured depository institutions, and there is no separate FDIC assessment for the insurance.  Furthermore, this unlimited coverage is separate from, and in addition to, the coverage provided to depositors with respect to other accounts held at an insured depository institution.

Regulatory Reform.  On July 21, 2010, the Dodd-Frank Act was signed into law.  The Dodd-Frank Act (as amended) implements far-reaching changes across the financial regulatory landscape, including provisions that, among other things, will:

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Centralize responsibility for consumer financial protection by creating a new agency, the Bureau of Consumer Financial Protection, with broad rulemaking, supervision and enforcement authority for a wide range of consumer protection laws that would apply to all banks and certain others, including the examination and enforcement powers with respect to any bank with more than $10 billion in assets and its affiliates, and the power to prohibit unfair, deceptive or abusive acts or practices.

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Restrict the preemption of state consumer financial protection law by federal law.

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Require new capital rules.

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Change the assessment base for federal deposit insurance form the amount of insured deposits to consolidated average assets less tangible capital.

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Increase the minimum ratio of net worth to insured deposits of the DIF from 1.15% to 1.35% and require the FDIC, in setting assessments, to offset the effect of the increase on institutions with assets of less than $10 billion.

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Provide for new disclosure and other requirements relating to executive compensation and corporate governance including guidelines or regulations on incentive-based compensation and a prohibition on compensation arrangements that encourage inappropriate risks or that could provide excessive compensation.

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Make permanent the $250,000 limit for federal deposit insurance and provide unlimited federal deposit insurance until January 1, 2013 for non-interest bearing demand transaction accounts at all insured depository institutions (later legislation extended this unlimited coverage to IOLTA accounts until January 1, 2013).

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Repeal the federal prohibitions on the payment of interest on demand deposits, thereby permitting depository institutions to pay interest on business transaction and other accounts.

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Allow de novo interstate branching by banks.

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Give the Board the authority to establish rules regarding interchange fees charged for electronic debit transactions by a payment card issuer that, together with its affiliates, has assets of $10 billion or more and to enforce new statutory requirement that such fees be reasonable and proportional to the actual cost of a transaction to the issuer.  The Board has rules under this provision that limit the swipe fees that a debit card issuer can charge a merchant for a transaction to the sum of 21 cents and five basis points times the value of the transaction, plus up to one cent for fraud prevention costs.

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Require all bank holding companies to serve as a source of financial strength to their depository institution subsidiaries in the event such subsidiaries suffer from financial distress.

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Restrict proprietary trading by banks, bank holding companies and others, and their acquisition and retention of ownership interests in and sponsorship of hedge funds and private equity funds.  This restriction is commonly referred to as the “Volcker Rule.”

DACC

DACC is also subject to various forms of regulation.  To the extent that lending of DACC is funded by loans from one or more Farm Credit Banks, its operations are subject to regulations promulgated by the Federal Farm Credit Administration.  Currently, the AgriBank, FCB (a wholesale lending cooperative whose primary function is to provide credit to farm service centers) conducts a review of DACC's loan portfolio at least once every three years.  Also, loans originated by DACC are subject to the same consumer protection regulation that governs loan procedures of DSB.

DBI Properties, Inc.

DBI Properties is subject to various regulations governed by the Board.

ITEM 1A.  RISK FACTORS

Following are potential risks that management considers material that could affect the future operating results and financial condition of DBI.  The risks are not listed in any particular order of importance and there is the potential that there are other risks that have either not been identified or were identified as immaterial that could impair DBI’s business, operating results or financial condition.

Risks Related to DBI’s Business

Changing Economic Conditions in DBI’s Primary Service Area Could Adversely Impact DBI’s Financial Results and Condition

Most of DBI’s loans are to businesses and individuals in Wisconsin (and, more specifically, Brown, Kewaunee, Manitowoc and Outagamie Counties), and any general adverse change in the economic conditions prevailing in these areas could reduce DBI’s growth rate, impair its ability to collect loans or attract deposits, and generally have an adverse impact on DBI’s results of operations and financial condition. If these areas experience adverse economic, political or business conditions, DBI would likely experience higher rates of loss and delinquency on its loans than if its loans were more geographically diverse.

The Current Financial Crisis Affecting the Banking System, Financial Markets and Economic Conditions, Generally, May Significantly Affect DBI’s Financial Condition, Results of Operations, Liquidity or Stock Price.

The Emergency Economic Stabilization Act of 2008 and American Recovery and Reinvestment Act of 2009 were signed into law in response to the financial crisis affecting the banking system, financial markets and economic conditions generally. There have been numerous actions by the U.S. Treasury, the Federal Reserve Board, the FDIC and others to address the current liquidity and credit crisis. One purpose of these legislative and regulatory actions is to help stabilize the U.S. banking system. The regulatory initiatives may not have their desired effects. The capital and credit markets have recovered for large corporations and there has been less volatility over the past year however the credit markets remain tight for small businesses. If the economic conditions fail to improve or worsen, DBI’s business, financial condition, results of operations and liquidity could be materially and adversely affected. A double dip recession with continued high unemployment and further declines in real estate values could lead to increased charge-offs resulting in higher provisions for loan losses and DBI’s investments in privately issued mortgage-backed securities could become other-than-temporarily impaired and require charges to earnings or experience economic losses. Large loan losses or write-downs to the securities portfolio could result in net operating losses and, among other things, lead to increased regulatory scrutiny, increased FDIC insurance premiums, liquidity issues, loss of access to credit markets and suspension of dividends.

DBI Relies on Dividends From Its Subsidiaries for Most of its Revenue

DBI is a holding company with no significant operations of its own. Accordingly, the primary source of revenue and funds for DBI to pay dividends to its shareholders is dividends DSB and other subsidiaries pay to DBI. DBI’s subsidiaries are separate and distinct legal entities and have no obligation to pay any amounts to DBI, whether by dividends, loans or other payments. The ability of DBI’s subsidiaries to pay dividends or make distributions to DBI, and accordingly, DBI’s ability to pay dividends on its common stock, will depend on the earnings, capital requirements and general financial condition of the subsidiaries and, in the case of DSB, on regulatory limitations. See “Item 1. Description of Business – Supervision and Regulation – DSB.” If DBI does not receive adequate distributions from its subsidiaries, then it may not be able to make or may have to reduce dividend payments on its common stock.

Changing Interest Rates May Adversely Impact the Profitability of DBI

The profitability of DBI depends to a large extent on its net interest income, which is the difference between interest earned on its interest-earning assets, such as loans and investment securities, and its interest expense paid on interest-bearing liabilities, such as deposits and borrowings. DBI is unable to influence or to predict accurately fluctuations of market interest rates, which are affected by many factors including inflation, unemployment, general economic conditions throughout the world, and actions of the Federal Reserve in adjusting the money supply. At any given time, DBI’s assets and liabilities will be such that they are affected differently by a given change in interest rates. As a result, an increase or decrease in rates could have a positive or negative effect on DBI’s net income, capital and liquidity.

The mismatch between maturities and interest rate sensitivities of interest-earning assets and interest-bearing liabilities results in interest rate risk, which risk will change as the level of interest rates change.  DBI’s liabilities consist primarily of deposits, which are either of a short-term maturity or have no stated maturity. These accounts typically can react more quickly to changes in market interest rates than DBI’s assets because of the shorter maturity (or lack of maturity) and repricing characteristics of these deposits. Consequently, sharp increases or decreases in market interest rates may impact DBI’s earnings negatively or positively, respectively.

Changes in interest rates will also affect the level of voluntary prepayments on DBI’s loans and the receipt of payments on DBI’s mortgage-backed securities, resulting in the receipt of proceeds that DBI may have to reinvest at a lower rate than the loan or mortgage-backed security being prepaid. Finally, changes in interest rates can result in the flow of funds away from banking institutions into investments in U.S. government and corporate securities, and other investment vehicles which, because of the absence of federal insurance premiums and reserve requirements, among other reasons, generally can pay higher rates of return than banking institutions.

DBI’s Concentration on Small to Medium-Sized Business Customers May Adversely Impact DBI’s Results if the Economy Worsens

One of the primary focal points of DBI’s business development and marketing strategy is serving the banking and financial services needs of small to medium-sized businesses. Small to medium-sized businesses generally have fewer financial resources in terms of capital or borrowing capacity than larger entities. If general economic conditions worsen in Wisconsin, the businesses of DBI’s lending clients and their ability to repay outstanding loans may be negatively affected. As a consequence, DBI’s results of operations and financial condition may be adversely affected.

DBI’s Concentration in Agricultural-Related Loans May Adversely Impact DBI’s Results if the Economy Worsens

DBI has a concentration of agricultural-related loans amounting to approximately 36% of total loans as of December 31, 2011. The factors that influence the agricultural economy are complex and difficult to predict. These factors include, among other things, (i) the weather’s effect on feed quality and quantity; (ii) the effect of governmental support programs on feed grain and dairy prices; (iii) import and export markets, including the effects of international trade regulations and tariffs; (iv) energy costs as they relate to fuel and fertilizer costs; (v) interest rates; (vi) supply and demand for feed grain and dairy; and (vii) market fluctuations created by consumer reaction to animal health issues. If agricultural conditions become unfavorable in Wisconsin, the businesses of DBI’s agricultural clients and their ability to repay outstanding loans may be negatively affected. As a consequence, DBI’s results of operations and financial condition may be adversely affected.

DBI’s Allowance for Potential Loan Losses May Not Be Adequate

DBI makes various assumptions and judgments about the collectability of its loan portfolio and provides an allowance for potential losses based on a number of factors. DBI’s allowance for potential loan losses is established in consultation with its management and is maintained at a level considered adequate by management to absorb loan losses that are inherent in DBI’s portfolio. The amount of future losses is susceptible to changes in economic, operating and other conditions, including changes in interest rates, that may be beyond DBI’s control, and such losses may exceed current estimates. Although DBI’s management believes that the allowance for potential loan losses as of the date hereof is adequate to absorb losses that may develop in its existing portfolio of loans, there can be no assurance that the allowance will prove sufficient to cover actual loan losses in the future.

In addition, federal and state regulators periodically review DBI’s allowance for potential loan losses and may require DBI to increase its provision for potential loan losses or recognize further loan charge-offs, based on judgments different than those of DBI’s management. Any increase in DBI’s allowance for potential loan losses or loan charge-offs as required by these regulatory agencies would have a negative effect on the operating results of DBI.

Government Regulation and Monetary Policy Could Reduce DBI’s Earnings

DBI and DSB are subject to extensive state and federal government supervision, regulation and control. Existing state and federal banking laws subject DBI and DSB to substantial limitations with respect to loans, purchase of securities, payment of dividends and many other aspects of DSB’s banking business. There can be no assurance that future legislation or government policy will not adversely affect the banking industry or the operations of DSB, to the advantage of DSB’s non-bank competitors. In addition, economic and monetary policy of the Federal Reserve may increase DSB’s cost of doing business and affect its ability to attract deposits and make loans. The techniques used by the Federal Reserve include setting the reserve requirements of banks and establishing the discount rate on bank borrowings.  The policies of the Federal Reserve have a direct effect on the amount of bank loans and deposits, and the interest rates charged and paid thereon.

Significant Competition May Limit DBI’s Potential for Success

The financial services industry is highly competitive. DBI faces intense competition from financial institutions in Denmark, Wisconsin and surrounding markets, and from non-bank financial institutions, such as mutual funds, brokerage firms and insurance companies that have aggressively expanded into markets traditionally served by banks. Many of DBI’s non-bank competitors are not subject to the same degree of regulation as are imposed on bank holding companies, federally insured banks and Wisconsin-chartered state banks. As a result, such non-bank competitors may have advantages over DBI in providing certain services. DBI also competes indirectly with regional and national financial institutions, many of which have greater liquidity, lending limits, access to capital and market recognition, resources and banking experience than DBI.

The Recent Repeal of Federal Prohibitions on Payment of Interest on Demand Deposits Could Increase DBI’s Interest Expense

All federal prohibitions on the ability of financial institutions to pay interest on demand deposit accounts were repeaoled as part of the Dodd-Frank Act beginning on July 21, 2011.  As a result, some financial institutions have commenced offering interest on demand deposits to compete for customers.  DBI does not yet know what interest rates other institutions may offer as market interest rates begin to increase.  DBI’s interest expense will increase and its net interest margin will decrease if it begins offering interest on demand deposits to attract additional customers or maintain current customers, which could have a material adverse effect on DBI’s business, financial condition and results of operations.

DBI May Need to Raise Additional Capital in the Future, and Such Capital May Not Be Available When Needed or at All

DBI may need to raise additional capital in the future to provide it with sufficient capital resources and liquidity to meet its commitments and business needs, particularly if its asset quality or earnings were to deteriorate significantly.  DBI’s ability to raise additional capital, if needed, will depend on, among other things, conditions in the capital markets at that time, which are outside of its control, and its financial performance.  Economic conditions and the loss of confidence in financial institutions may increase DBI’s cost of funding and limit access to certain customary sources of capital, including inter-bank borrowings, repurchase agreements and borrowings from the discount window of the Board.

DBI cannot assure that such capital will be available on acceptable terms, or at all.  Any occurrence that may limit DBI’s access to the capital markets, such as a decline in the confidence of debt purchasers, depositors of DSB or counterparties participating in the capital markets, may adversely affect DBI’s capital costs and its ability to raise capital and, in turn, its liquidity.  Moreover, if DBI needs to raise capital in the future, it may have to do so when many other financial institutions are also seeking to raise capital and would have to compete with those institutions for investors.  An inability to raise additional capital on acceptable terms when needed could have a materially adverse effect on DBI’s businesses, financial condition and results of operations.

DBI’s Controls and Procedures May Fail or Be Circumvented

Management regularly reviews and updates DBI’s internal controls, disclosure controls and procedures and corporate governance policies and procedures.  Any system of controls, however well designed and operated, is based in part on certain assumptions and can provide only reasonable, not absolute, assurances that the objectives of the system are met.  Any failure or circumvention of DBI’s controls and procedures or failure to comply with regulations related to controls and procedures could have a material adverse effect on DBI’s business, results of operations and financial condition.

11

DBI is Subject to Liquidity Risk

DBI requires liquidity to meet its deposit and debt obligations as they come due.  DBI’s access to funding sources in amounts adequate to finance its activities or on terms that are acceptable to it could be impaired by factors that affect it specifically or the financial services industry or economy generally.  Factors that could reduce its access to liquidity sources include a downturn in the Wisconsin market, difficult credit markets or adverse regulatory actions against DBI.  DBI’s access to deposits may also be affected by the liquidity needs of its depositors.  In particular, a substantial majority of DBI’s liabilities are demand, savings, interest checking and money market deposits, which are payable on demand or upon several days’ notice, while by comparison, a substantial portion of its assets are loans, which cannot be called or sold in the same time frame.  Although DBI has historically been able to replace maturing deposits and advances as necessary, it might not be able to replace such funds in the future, especially if a large number of its depositors sought to withdraw their accounts, regardless of the reason.  A failure to maintain adequate liquidity could have a material adverse effect on DBI’s financial condition and results of operations.

Loss of Key Personnel Could Adversely Impact DBI’s Results

DBI’s and DSB’s success has been and will be greatly influenced by their continuing ability to retain the services of their existing senior management and, as they expand, to attract and retain additional qualified senior and middle management. DBI entered into nonqualified deferred compensation agreements with Carl T. Laveck, Chief Credit Officer of DSB, and John P. Olsen, Chief Executive Officer and President of DBI, to discourage them from leaving before January 2014. DBI has not entered into any other employment agreements or other contractual arrangements with its key personnel. The unexpected loss of the services of any of the key management personnel, or the inability to recruit and retain qualified personnel in the future, could have an adverse effect on DBI’s and DSB’s business and financial results.

DBI’s Information Systems May Experience an Interruption or Breach in Security

DBI relies heavily on communications and information systems to conduct its business.  Any failure, interruption or breach in security of these systems could result in failures or disruptions in DBI’s customer relationship management, general ledger, deposit, loan and other systems.  While DBI has policies and procedures designed to prevent or limit the effect of the failure, interruption or security breach of its information systems, there can be no assurance that any such failures, interruptions or security breaches of DBI’s information systems will not occur or, if they do occur, that they will be adequately addressed.  The occurrence of any failures, interruptions or security breaches of DBI’s information systems could damage DBI’s reputation, result in a loss of customer business, subject DBI to additional regulatory scrutiny, or expose DBI to civil litigation and possible financial liability, any of which could have a material adverse effect on DBI’s financial condition and results of operations.

Need for Technological Change May Increase DBI’s Expenses

The banking industry is undergoing rapid technological changes with frequent introductions of new technology-driven products and services. In addition to better serving customers, the effective use of technology increases efficiency and enables financial institutions to reduce costs. DBI’s future success will depend in part on its ability to address the needs of its customers by using technology to provide products and services that will satisfy customer demands for convenience as well as create additional efficiencies in DBI’s operations. A number of DBI’s competitors may have substantially greater resources to invest in technological improvements. There can be no assurance that DBI will be able to effectively implement new technology-driven products and services or be successful in marketing such products and services to its customers.

DBI is Subject to Environmental Liability Risk Associated With Lending Activities

A significant portion of DBI’s loan portfolio is secured by real property.  During the ordinary course of business, DBI may foreclose on and take title to properties securing certain loans.  In doing so, there is a risk that hazardous or toxic substances could be found on these properties.  If hazardous or toxic substances are found, DBI may be liable for remediation costs, as well as for personal injury and property damage.  Environmental laws may require DBI to incur substantial expenses and may materially reduce the affected property’s value or limit DBI’s ability to use or sell the affected property.  In addition, future laws or more stringent interpretations or enforcement policies with respect to existing laws may increase DBI’s exposure to environmental liability.  Although DBI has policieis and procedures to perform an environmental review before initiating any foreclosure action on real property, these reviews may not be sufficient to detect all potential environmental hazards.  The remediation costs and any other financial liabilities associated with an environmental hazard could have a material adverse effect on DBI’s financial condition and results of operations.

Risks Associated with DBI’s Common Stock

The Trading Volume in DBI’s Common Stock Is Less Than That of Other Larger Financial Services Companies

The trading volume in DBI’s common stock is very thin and significantly less than that of other, larger financial services companies.  A public trading market having the desired characteristics of depth, liquidity and orderliness depends on the presence in the marketplace of willing buyers and sellers of DBI’s common stock at any given time.  This presence depends on the individual decisions of investors and general economic and market conditions over which DBI has not control.  Given the lower trading volume of DBI’s common stock, it may be difficult to resell your shares of DBI common stock when you want and at prices you find attractive.  Furthermore, significant sales of DBI’s common stock, or the expectation of these sales, could cause DBI’s stock price to fall.

12

An Investment in DBI’s Common Stock Is Not an Insured Deposit

DBI’s common stock is not a bank deposit and, therefore, its not insured against loss by the FDIC, any other deposit insurance fund or by any other public or private entity.  Investment in DBI’s common stock is inherently risky for the reasons described in this “Risk Factors” section and elsewhere in this report and is subject to the same market forces that affect the price of common stock in any company.  As a result, if you acquire DBI’s common stock, you could lose some or all of your investment.

Certain Banking Laws May Have an Anti-Takeover Effect

Provisions of the federal banking laws, including regulatory approval requirements, could make it more difficult for a third party to acquire DBI, even if doing so would be perceived to be beneficial to DBI’s shareholders.  These provisions effectively inhibit a non-negotiated merger or other business combination, which, in turn, could adversely affect the market price of DBI’s common stock.

DBI May Not Be Able to Continue to Pay Dividends On Its Common Stock in the Future

Holders of DBI common stock are only entitled to receive such dividends as its board of directors may declare out of funds legally available for such payments.  Although DBI has historically declared cash dividends on its common stock, it is not required to do so and may reduce or eliminate its common stock dividend in the future.  This could adversely affect the market price of DBI’s commons tock.  Also, DBI is a bank holding company, and its ability to declare and pay dividends is dependent on certain federal regulatory considerations, including the guidelines of the Board regarding capital adequacy and dividends.

ITEM 1B.  UNRESOLVED STAFF COMMENTS

None

ITEM 2.  PROPERTIES

The following table sets forth certain information relating to DBI's corporate offices and other facilities, all of which are owned by DBI:

Location	Approximate Square Feet	Principal Uses
Denmark	21,000	Principal corporate and banking offices
Bellevue	9,800	Branch bank
Maribel	1,900	Branch bank
Maribel	3,400	Space available for lease
Reedsville	3,600	Branch bank
Whitelaw	3,500	Branch bank
Wrightstown	3,600	Branch bank
Wrightstown	7,100	Leased to an unaffiliated third party
Denmark	5,000	Retail investments, private banking and accounting department

Each of the foregoing properties is in good condition and is suitable for banking operations.  Portions of the upper and lower levels of the Wrightstown office are leased to an unaffiliated third-party.  Portions of the upper and lower levels of the Maribel office are available for lease.  All of the other properties are solely occupied by DBI.

In the opinion of management, all of DBI's properties are adequately covered by insurance.  In addition to DBI's corporate offices and banking facilities, DBI from time to time acquires real estate upon foreclosure.  DBI sells such real estate as soon as practicable after it is acquired.

ITEM 3. LEGAL PROCEEDINGS

Neither DBI nor any of its subsidiaries is a party to any legal proceedings, which, individually or in the aggregate, are material to DBI as a whole.  From time to time DBI (through its subsidiaries) is involved in routine litigation, including collection matters.

ITEM 4. MINE SAFETY DISCLOSURES

N/A

13

PART II

ITEM 5.  MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

The information contained under the caption "Market Information" in the Quarterly Financial Information section of the Annual Report is incorporated herein by reference.  Information concerning restrictions that limit DBI's ability to pay dividends is contained under the caption "Capital Resources" in the Management's Discussion and Analysis section of the Annual Report and is also incorporated herein by reference.

Unregistered Sales of Equity Securities and Use of Proceeds

DBI did not sell any of its securities without registration during the past three years or repurchase any of its securities during the fourth quarter of 2011.

ITEM 6.  SELECTED FINANCIAL DATA

The information contained in the section captioned "Selected Financial Data" in the Annual Report is incorporated herein by reference. Such information should be read along with DBI’s financial statements and the notes to those financial statements and with Management’s Discussion and Analysis of Financial Condition and Results of Operations incorporated by reference elsewhere herein.

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The information contained in the section captioned "Management's Discussion and Analysis" in the Annual Report is incorporated herein by reference.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

N/A

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements, including the notes thereto and the Report of Independent Registered Public Accounting Firm, required by this item are contained in the sections captioned "Consolidated Financial Statements" and "Notes to the Consolidated Financial Statements" in the 2011 Annual Report and are incorporated herein by reference.  The supplementary data required by this item is contained in the section captioned "Selected Financial Information" under the heading "Quarterly Financial Information".

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A.  CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

DBI's management, under the supervision and with the participation of DBI's principal executive officer and principal financial officer, has evaluated DBI's disclosure controls and procedures as of December 31, 2011.  Based on that evaluation, management believes that DBI's disclosure controls and procedures as of the end of the 2011 fiscal year are effective in ensuring that information required to be disclosed by DBI in the reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported, within the time period specified by the Securities and Exchange Commission's rules and forms.

Management’s Report on Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control over Financial Reporting is on page 8 of the 2011 Annual Report and is incorporated herein by reference.

Changes in Internal Control Over Financial Reporting

There were no significant changes in DBI's internal control over financial reporting that occurred during the fourth quarter of 2011 that could significantly affect these controls subsequent to the date of management’s evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 9B.  OTHER INFORMATION

None

14

PART III

ITEM 10. DIRECTORS,  EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The information contained under the captions "Proposal I - Election of Directors," “Section 16 (a) Beneficial Ownership Reporting Compliance,” “Code of Ethics,” “Corporate Governance” and “Audit Committee Report” in DBI's proxy statement for the 2012 Annual Meeting of Shareholders is incorporated herein by reference.

ITEM 11. EXECUTIVE COMPENSATION

The information in DBI's proxy statement for the 2011 Annual Meeting of Shareholders, which contains information concerning this item under the captions "Director Compensation," "Executive Compensation" and "Compensation Committee Interlocks and Insider Participation," is incorporated herein by reference.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The information in DBI's proxy statement for the 2012 Annual Meeting of Shareholders, which contains information concerning this item under the caption "Voting Securities and Security Ownership of Certain Beneficial Owners and Management," is incorporated herein by reference.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information in DBI's proxy statement for the 2012 Annual Meeting of Shareholders, which contains information concerning this item under the captions "Transactions With Related Persons" and “Corporate Governance,” is incorporated herein by reference.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The information in DBI's proxy statement for the 2012 Annual Meeting of Shareholders, which contains information concerning this item under the caption "Ratification of Selection of Independent Registered Public Accountants," is incorporated herein by reference.

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 (a) 1. and 2. Financial Statements and Financial Statement Schedules

The following financial statements and financial statement schedules are contained in the Annual Report to Shareholders:

Selected Financial Information

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Financial Condition as of December 31, 2011 and 2010

Consolidated Statements of Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

Notes to Consolidated Financial Statements

(a)

3.  Exhibits"

Exhibit
Number	Description of Exhibit

3.1	Articles of Incorporation [Incorporated by reference to Exhibit 3.1 to DBI’s report on Form 10-Q for the quarter ended June 30, 2002]

3.2	Third Amended and Restated Bylaws [Incorporated by reference to Exhibit 3.2 to DBI’s report on Form 8-K dated February 21, 2012]

10.1*	Deferred Compensation Agreement with Carl T. Laveck [Incorporated by reference to Exhibit 10.1 to DBI’s report on Form 8-K dated February 10, 2009]

10.2*	Deferred Compensation Agreement with John P. Olsen [Incorporated by reference to Exhibit 10.1 to DBI’s report on Form 8-K dated April 6, 2010]
11.1	Statement Re Computation of Per Share Earnings

13.1	Annual Report to Shareholders for the Fiscal Year Ended December 31, 2011, to the extent incorporated herein by reference

21.1	List of Subsidiaries

23.1	Consent of Wipfli LLP

31.1	Certification by the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification by the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	Certification by the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101**

Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Changes in Stockholders’ Equity, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements tagged as blocks of text.

*     A management contract or compensating plan or arrangement.

**   As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of

       Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

15

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DENMARK BANCSHARES, INC.

By:  /s/ John P. Olsen
John P. Olsen, President and CEO

Date:  February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ John P. Olsen	By:	/s/ Dennis J. Heim
	John P. Olsen, President and CEO Principal Executive Officer		Dennis J. Heim, Vice President, CFO and Treasurer Principal Accounting Officer
By:	/s/ Jill S. Feiler	By:	/s/ Janet L. Bonkowski
	Jill S. Feiler, Vice President and Secretary		Janet L. Bonkowski, Director
By:	/s/ Thomas N. Hartman	By:	/s/ William F. Noel
	Thomas N. Hartman, Director		William F. Noel, Director
By:	/s/ Michael L. Heim	By:	/s/ Diane L. Roundy
	Michael L. Heim, Director		Diane L. Roundy, Director
By:	/s/ Kenneth A. Larsen, Sr.	By:	/s/ Thomas F. Wall
	Kenneth A. Larsen, Sr., Director		Thomas F. Wall, Director
February 21, 2012

16

INDEX TO EXHIBITS

DENMARK BANCSHARES, INC.

FORM 10-K

Exhibit
Number	Description of Exhibit

3.1	Articles of Incorporation [Incorporated by reference to Exhibit 3.1 to DBI’s report on Form 10-Q for the quarter ended June 30, 2002]

3.2	Third Amended and Restated Bylaws [Incorporated by reference to Exhibit 3.2 to DBI’s report on Form 8-K dated February 21, 2012]

10.1*	Deferred Compensation Agreement with Carl T. Laveck [Incorporated by reference to Exhibit 10.1 to DBI’s report on Form 8-K dated February 10, 2009]

10.2*	Deferred Compensation Agreement with John P. Olsen [Incorporated by reference to Exhibit 10.1 to DBI’s report on Form 8-K dated April 6, 2010]
11.1	Statement Re Computation of Per Share Earnings

13.1	Annual Report to Shareholders for the Fiscal Year Ended December 31, 2011, to the extent incorporated herein by reference

21.1	List of Subsidiaries

23.1	Consent of Wipfli LLP

31.1	Certification by the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification by the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	Certification by the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101**

Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Changes in Stockholders’ Equity, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements tagged as blocks of text.

*     A management contract or compensating plan or arrangement.

**   As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of

       Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

17

DENMARK BANCSHARES, INC.

EXHIBIT 11.1

STATEMENT RE COMPUTATION OF PER SHARE EARNINGS

	For the Years Ended December 31,
	2011	2010	2009
Net income	$3,611,286	$3,441,686	$878,323
Weighted average shares outstanding	118,917	118,917	119,002
Net income per share	$30.37	$28.94	$7.38

DENMARK BANCSHARES, INC.

EXHIBIT 13.1

Annual Report to Shareholders for the Fiscal Year Ended December 31, 2011

PRESIDENT’S LETTER

As we reflect on 2011, we continued to experience unstable financial markets and weak economic conditions.  We are proud to have maintained our profitability, high capital levels and continued dividend payments during this uncertain economic environment.    Maintaining our position as a strong community bank during these times is a direct reflection on our commitment to the organization’s strategic priorities.

We are pleased to report an increase in earnings in 2011.  Despite the slow economic recovery, Denmark Bancshares, Inc. (DBI) reported net income of $3.6 million or $30.37 per share which is a 5% increase over 2010 earnings.  Our increase in earnings was in part due to our continued focus on the improvement of asset quality and expense control in 2011. Because of improved asset quality we were able to reduce the funding of our allowance for loan losses by $640,000 as compared to 2010.  DBI saw continued improvement in overhead expenses as noninterest expense fell $800,000 compared to 2010.

Our role as a strong, committed community bank remains intact. DBI increased its total risk based capital ratio to 19.6% at the end 2011, which is among the highest compared to our peers.  We continued our consistent dividend payout when the Board of Directors declared the 55th and 56th consecutive semi-annual dividends last year.  Our commitment to the investors and customers of DBI, who live and work in our community, remains one of our top priorities and sets us apart from our competitors.

The agricultural economy benefited from record cattle, milk and grain prices this past year.  Farm real estate markets continued to experience strong demand and increased values.  During 2011, DBI grew the agricultural loan portfolio by $9.9 million.  In addition we added a highly qualified and experienced agribusiness lender, David Kappelman, to our team.  We have been committed to the agribusiness industry for the past 103 years and will proudly continue this tradition in the future.

We do not take our role as a community bank lightly.  We understand the importance of our success to the local economy.  The staff of DBI is committed to our community and the revitalization of the local economic landscape. The pages that follow share our story of community reinvestment. It’s a story that as shareholders we have all helped create and one in which we can all take pride. While we have made significant monetary donations to local non-profit organizations, our commitment to community runs much deeper than that. We don’t just write a check, we are involved, we are committed and we are part of the community that we live in.  It’s what we do….every single day.

As we look towards our future as a community bank, we understand that it is a future that contains some uncertainties.  The local economic recovery continues to be slow.  Our regulatory environment will continue to be costly and challenging.  Your Board of Directors and Executive Management Team are focused on asset quality, staff development, growth, and technology to deliver our strategic plan and ensure our future success.  Our strong capital position allows DBI to be well positioned to take advantage of the growth opportunities in Northeastern Wisconsin during the future economic recovery.

We thank you for your ongoing support and confidence.

John P. Olsen – CEO of Denmark Bancshares, Inc.	Jill S. Feiler – President of Denmark State Bank

SELECTED FINANCIAL DATA

	Years Ended December 31,
	2011	2010	2009	2008	2007
INCOME STATEMENT DATA
Interest income	$17,877	$19,495	$21,156	$24,074	$26,193
Interest expense	4,104	4,986	6,558	9,545	12,756
Net interest income	$13,773	$14,509	$14,598	$14,529	$13,437
Less: Provision for loan losses	600	1,240	5,500	1,000	903
Net interest income after provision
for loan losses	$13,173	$13,269	$9,098	$13,529	$12,534
Plus: Noninterest income	$2,023	$2,084	$1,875	$1,601	$1,832
Less: Noninterest expense	9,985	10,709	10,751	10,955	10,190
Net noninterest expense	($7,962)	($8,625)	($8,876)	($9,354)	($8,358)
Income before income tax expense (benefit)	$5,211	$4,644	$222	$4,175	$4,176
Income tax expense (benefit)	1,600	1,202	(656)	384	866
Net income	$3,611	$3,442	$878	$3,791	$3,310

PER SHARE DATA
Net income	$30.37	$28.94	$7.38	$31.84	$27.80
Cash dividends declared	14.50	14.50	14.50	14.50	14.40
Book value (year end)	471.11	453.47	429.74	438.69	435.42

BALANCE SHEET DATA
Average balances:
Total loans (includes loans held for sale)	$297,568	$301,339	$299,369	$294,363	$305,273
Investment securities	65,943	64,317	65,503	69,423	52,251
Assets	410,188	403,890	398,216	396,606	393,547
Deposits	311,701	303,667	293,056	294,982	289,021
Stockholders' equity	54,264	51,918	51,682	52,784	50,924
Year-end balances:
Total loans	$297,832	$299,355	$296,633	$300,781	$302,636
Allowance for possible loan losses	6,578	6,864	6,226	6,356	5,871
Investment securities	67,611	63,050	67,115	73,031	51,715
Assets	425,986	420,315	408,357	414,072	409,934
Deposits	327,793	320,499	306,478	306,001	308,954
Long-term debt	28,482	29,700	30,850	30,850	25,750
Stockholders' equity	56,023	53,926	51,104	52,227	51,838

FINANCIAL RATIOS
Return on average equity	6.65%	6.63%	1.70%	7.18%	6.50%
Return on average assets	0.88%	0.85%	0.22%	0.96%	0.84%
Net interest spread (tax-equivalent)	3.45%	3.85%	3.78%	3.64%	3.24%
Dividend payout ratio	47.75%	50.10%	196.43%	45.53%	51.79%
Average equity to average assets	13.23%	12.83%	12.98%	13.31%	12.94%
Allowance for loan losses to loans	2.21%	2.29%	2.10%	2.11%	1.94%
Non-performing loans to allowance for
loan losses	131.59%	125.77%	204.84%	244.16%	134.63%

Dollars in thousands except per share data.

5

TABLE OF CONTENTS

President's Letter	1
Selected Financial Data	5
Report of Independent Registered Public Accounting Firm	7
Management’s Report on Internal Control Over Financial Reporting	8
Consolidated Financial Statements	9
Notes to Consolidated Financial Statements	14
Management's Discussion and Analysis	40
Employees of Denmark State Bank	60
Directors and Executive Officers	61
Quarterly Financial Information	62

Denmark Bancshares, Inc. (“DBI”), headquartered in Denmark, Wisconsin, is a diversified one-bank holding company.  Denmark State Bank (“DSB”), DBI's subsidiary bank, offers six full service banking offices located in the Villages of Denmark, Bellevue, Maribel, Reedsville, Whitelaw and Wrightstown, serving primarily Brown, Kewaunee, Manitowoc and Outagamie Counties.   DBI also extends farm credit through its subsidiary Denmark Agricultural Credit Corporation (“DACC”).

6

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Denmark Bancshares, Inc.

Denmark, Wisconsin

We have audited the accompanying consolidated balance sheets of Denmark Bancshares, Inc. and Subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2011.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Denmark Bancshares, Inc. and Subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States.

/s/ Wipfli LLP

Wipfli LLP

February 20, 2012

Green Bay, Wisconsin

7

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of Denmark Bancshares, Inc. (“DBI”) is responsible for establishing and maintaining adequate internal control over financial reporting.  DBI’s internal control system was designed to provide reasonable assurance as to the reliability of financial reporting and the preparation and presentation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles.

All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

DBI’s management conducted an assessment, including testing, of the effectiveness of its internal control over financial reporting as of December 31, 2011.  In making this assessment, DBI used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control – Integrated Framework.  Based on this assessment, DBI’s management believes that, as of December 31, 2011, DBI’s internal control over financial reporting is effective based on those criteria.

This Annual Report on Form 10-K does not include an attestation report of DBI’s registered accounting firm regarding internal control over financial reporting.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements should they occur.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree or compliance with the control procedures may deteriorate.

John P. Olsen	Dennis J. Heim
CEO and President	CFO and Vice President

8

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

As of December 31,

ASSETS
Assets	2011	2010
Cash and due from banks	$21,905,812	$16,917,728
Federal funds sold	20,187,000	18,321,000
Investment securities available for sale	67,610,693	63,049,646
Loans, less allowance for loan losses of $6,578,087
and $6,864,497, respectively	291,254,029	292,490,507
Loans held for sale	485,926	3,715,671
Premises and equipment, net	7,085,783	7,368,904
Other investments, at cost	4,404,811	4,608,899
Accrued interest receivable	1,244,473	1,204,984
Other assets	11,807,370	12,637,998
TOTAL ASSETS	$425,985,897	$420,315,337

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits
Noninterest-bearing	$47,469,622	$37,965,690
Interest-bearing	280,323,469	282,533,731
Total deposits	$327,793,091	$320,499,421

Short-term borrowings	11,558,861	13,888,046
Accrued interest payable	334,178	404,467
Other liabilities	1,794,808	1,897,580
Long-term debt	28,481,999	29,699,999
Total liabilities	$369,962,937	$366,389,513
Stockholders' Equity

Common stock, no par value, authorized 640,000
shares; issued 118,917 shares net of 2,613 shares of
treasury stock	$16,048,110	$16,048,110
Paid-in capital	469,986	469,986
Retained earnings	39,918,706	38,031,717
Accumulated other comprehensive loss	(413,842)	(623,989)
Total stockholders' equity	$56,022,960	$53,925,824
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$425,985,897	$420,315,337

The accompanying notes are an integral part of these financial statements.

9

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Income

For the Years Ended December 31,

	2011	2010	2009

Interest Income
Loans including fees	$15,605,708	$16,877,396	$17,718,820
Investment securities:
Taxable	1,123,850	1,033,035	1,568,816
Tax-exempt	1,015,932	1,497,610	1,806,628
Interest on federal funds sold	18,151	9,648	9,889
Other interest income	113,134	77,637	51,774
	$17,876,775	$19,495,326	$21,155,927

Interest Expense
Deposits	$2,990,254	$3,772,987	$5,070,488
Short-term borrowings	107,294	161,564	200,701
Long-term debt	1,006,276	1,051,525	1,286,423
	$4,103,824	$4,986,076	$6,557,612
Net interest income	$13,772,951	$14,509,250	$14,598,315
Provision for Loan Losses	600,000	1,240,000	5,500,500
Net interest income after
provision for loan losses	$13,172,951	$13,269,250	$9,097,815
Other Income
Service fees and commissions	$877,338	$905,766	$894,581
Investment security gains	31,953	68,156	38,444
Loan sale gains	342,942	300,404	285,494
Bank owned life insurance	265,289	263,931	268,555
Other	505,830	545,730	388,168
	$2,023,352	$2,083,987	$1,875,242
Other-than-Temporary Impairment Losses, Net
Total other-than-temporary impairment losses	$1,000,879	$1,633,223	$2,555,833
Amount in other comprehensive income, before taxes	(796,122)	(1,513,451)	(2,243,117)
	$204,757	$119,772	$312,716
Other Expense
Salaries and employee benefits	$6,005,915	$6,232,419	$6,049,271
Occupancy expenses	932,369	1,022,499	1,128,484
Data processing expenses	816,761	676,088	669,690
FDIC insurance premiums	380,000	649,058	617,432
Marketing expenses	127,107	103,317	111,912
Directors’ fees	153,850	139,500	131,800
Professional fees	365,568	364,110	331,233
Printing and supplies	127,623	129,752	166,574
Amortization of intangibles	192,391	192,391	192,391
(Gain) loss on sale of other real estate	(9,467)	126,289	29,687
Other real estate expenses	203,072	456,966	471,601
Other operating expenses	484,917	497,010	538,117
	$9,780,106	$10,589,399	$10,438,192
Income before income tax expense (benefit)	$5,211,440	$4,644,066	$222,149
Income tax expense (benefit)	1,600,154	1,202,380	(656,174)
NET INCOME	$3,611,286	$3,441,686	$878,323
EARNINGS PER COMMON SHARE	$30.37	$28.94	$7.38

The accompanying notes are an integral part of these financial statements.
10

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock				Accumulated
					Other
			Paid in	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Income (Loss)	Total
BALANCE, DECEMBER 31, 2008	119,053	$16,106,590	$469,986	$37,161,287	($1,510,703)	$52,227,160
Comprehensive income
Net income				878,323		878,323
Other comprehensive income, net of tax
Change in net unrealized losses on
securities available-for-sale, net of
reclassification adjustment (1)					(218,072)	(218,072)
Total comprehensive income						$660,251
Cash dividend, $14.50 per share				(1,725,283)		(1,725,283)
Treasury stock purchases	(136)	(58,480)				(58,480)
BALANCE, DECEMBER 31, 2009	118,917	$16,048,110	$469,986	$36,314,327	($1,728,775)	$51,103,648
Comprehensive income
Net income				3,441,686		3,441,686
Other comprehensive income, net of tax
Change in net unrealized gains on
securities available-for-sale, net of
reclassification adjustment (2)					1,104,786	1,104,786
Total comprehensive income						$4,546,472
Cash dividend, $14.50 per share				(1,724,296)		(1,724,296)
BALANCE, DECEMBER 31, 2010	118,917	$16,048,110	$469,986	$38,031,717	($623,989)	$53,925,824
Comprehensive income
Net income				3,611,286		3,611,286
Other comprehensive income, net of tax
Change in net unrealized gains on
securities available-for-sale, net of
reclassification adjustment (3)					210,147	210,147
Total comprehensive income						$3,821,433
Cash dividend, $14.50 per share				(1,724,297)		(1,724,297)
BALANCE, DECEMBER 31, 2011	118,917	$16,048,110	$469,986	$39,918,706	($413,842)	$56,022,960

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders’ Equity

(Continued)

(1) Disclosure of reclassification amount:
Unrealized holding losses arising during the period	($698,625)
Plus: Tax benefit on unrealized losses	314,262
Plus: Reclassification adjustment for net losses realized and included in net income	274,272
Plus: Reclassification adjustment for tax benefit on realized net losses	(107,981)
Net unrealized losses on securities	($218,072)

(2) Disclosure of reclassification amount:
Unrealized holding gains arising during the period	$1,653,524
Less: Tax expense on unrealized gains	(580,033)
Plus: Reclassification adjustment for net losses realized and included in net income	51,616
Less: Reclassification adjustment for tax benefit on realized net losses	(20,321)
Net unrealized gains on securities	$1,104,786

(3) Disclosure of reclassification amount:
Unrealized holding gains arising during the period	$113,043
Less: Tax expense on unrealized gains	(29,043)
Plus: Reclassification adjustment for net losses realized and included in net income	172,804
Less: Reclassification adjustment for tax benefit on realized net losses	(46,657)
Net unrealized gains on securities	$210,147

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31,

	2011	2010	2009
Cash Flows from Operating Activities:
Net income	$3,611,286	$3,441,686	$878,323
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	402,244	461,817	573,177
Provision for loan losses	600,000	1,240,000	5,500,500
Amortization of intangibles	192,391	192,391	192,391
Gains on sales of loans	(342,942)	(300,404)	(285,494)
(Gain) loss on sale of other real estate & other assets	(9,467)	138,790	28,686
Amortization of bond premium	540,984	347,770	57,060
Accretion of bond discount	(165,387)	(275,324)	(428,554)
Loans originated for sale	(23,727,357)	(29,343,086)	(27,020,161)
Proceeds from sale of loans	26,957,101	26,582,097	26,065,479
Gain on sale of securities	(31,953)	(68,156)	(38,444)
Loss on investment securities writedowns	204,757	119,772	312,716
Income from bank owned life insurance	(265,289)	(263,931)	(268,555)
(Increase) decrease in interest receivable	(39,489)	168,557	229,006
Decrease in interest payable	(70,289)	(154,782)	(207,049)
Decrease (increase) in prepaid FDIC ins premiums	353,356	617,723	(1,651,018)
Other, net	302,676	2,114,043	(2,227,519)
Net Cash Provided by Operating Activities	$8,512,622	$5,018,963	$1,710,544
Cash Flows from Investing Activities:
Maturities of held-to-maturity securities	$0	$4,570,000	$4,845,000
Maturities and sales of available-for-sale securities	26,793,902	19,757,697	19,340,809
Purchases of held-to-maturity securities	0	0	(268,353)
Purchases of available-for-sale securities	(31,617,503)	(18,732,666)	(18,290,683)
Money market mutual funds, net	204,088	257,192	91,107
Federal funds sold, net	(1,866,000)	(14,821,000)	5,719,000
Proceeds from sale of foreclosed assets	2,273,849	868,653	2,399,023
Net increase in loans made to customers	(1,215,939)	(4,181,426)	(3,457,187)
Capital expenditures	(119,123)	(309,355)	(137,612)
Net Cash (Used in) Provided by Investing Activities	($5,546,726)	($12,590,905)	$10,241,104
Cash Flows from Financing Activities:
Net increase in deposits	$7,293,670	$14,021,152	$476,822
Purchase of treasury stock	0	0	(58,480)
Dividends paid	(1,724,297)	(1,724,296)	(1,726,268)
Debt proceeds	5,127,815	15,447,116	17,613,878
Debt repayments	(8,675,000)	(20,679,999)	(22,058,017)
Net Cash Provided by (Used in) Financing Activities	$2,022,188	$7,063,973	($5,752,065)
Net increase (decrease) in cash and cash equivalents	$4,988,084	($507,969)	$6,199,583
Cash and cash equivalents, beginning	16,917,728	17,425,697	11,226,114
CASH AND CASH EQUIVALENTS, ENDING	$21,905,812	$16,917,728	$17,425,697
Noncash Investing Activities:
Loans transferred to foreclosed properties	$2,195,360	$1,158,603	$2,260,482
Total (decrease) increase in unrealized loss on
securities available-for-sale	($285,847)	($1,773,296)	$385,909

The accompanying notes are an integral part of these financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Denmark Bancshares, Inc. (“DBI”) is a bank holding company as defined in the Bank Holding Company Act of 1956, as amended.  As such, it exercises control over Denmark State Bank (“DSB”), Denmark Agricultural Credit Corporation (“DACC”) and DBI Properties, Inc.  A majority of DBI’s assets are held by DSB.  DBI Properties, Inc. was formed in February 2009 for the purpose of holding certain foreclosed properties.

DSB, a wholly owned subsidiary of DBI, operates under a state bank charter, and provides full banking services to its customers.  Denmark Investments, Inc. (“DII”) is a wholly owned subsidiary of DSB.  DBI and its subsidiary make agribusiness, commercial and residential loans to customers throughout the state, but primarily in eastern Wisconsin.  DBI and its subsidiary have a diversified loan portfolio; however, a substantial portion of their debtors’ ability to honor their contract is dependent upon the agribusiness economic sector.  The main loan and deposit accounts are fully disclosed in Notes 4 and 7.  The significant risks associated with financial institutions include interest rate risk, credit risk, liquidity risk and concentration risk.

While DBI’s revenues streams are monitored for certain individual products and services, operations are managed and financial performance is evaluated on a company-wide basis.  Accordingly, all of DBI’s banking operations are considered to be aggregated in one reportable operating segment.

Basis of Consolidation

The consolidated financial statements include the accounts of Denmark Bancshares, Inc. and its subsidiaries.  All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Significant estimates in the financial statements include allowance for credit losses and account for the impairment of loans, which are discussed specifically in the following sections of this footnote.

Cash Flows

For purposes of reporting cash flows, cash and cash equivalents include cash on hand and amounts due from banks.  Cash flows from demand deposits, NOW accounts, savings accounts, federal funds purchased and sold, cash receipts and payments of loans and time deposits are reported net.  For purposes of cash flow reporting, income taxes paid were $1,068,980, $791,977 and $266,992 and interest paid was $4,179,461, $5,148,032 and $6,776,072 for the years ended December 31, 2011, 2010 and 2009, respectively.

Investment Securities

Investment securities are designated as available-for-sale.  Debt and equity securities classified as available-for-sale are stated at estimated fair value, with unrealized gains and losses, net of any applicable deferred income taxes, reported as a separate component of stockholders’ equity.  Prior to 2010, some debt securities were classified as held-to-maturity and stated at cost adjusted for amortization of premiums and accretion of discounts, which were recognized as adjustments to interest income.  Realized gains or losses on dispositions are recorded in other operating income on the trade date, based on the net proceeds and the adjusted carrying amount of the securities sold using the specific identification method.

Declines in fair value of securities that are deemed to be other-than-temporary, if applicable, are reflected in earnings as realized losses.  In estimating other-than-temporary impairment losses, management considers the length of time and the extent to which fair value has been less than cost, the financial condition and near-term prospects of the issuer, and the intent and ability of DBI to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Loans

Loans are reported at the principal amount outstanding, net of the allowance for loan losses.  Interest on loans is calculated and accrued by using the simple interest method on the daily balance of the principal amount outstanding.  Loan origination fees are credited to income when received and the related loan origination costs are expensed as incurred.  Capitalization of the fees net of the related costs would not have a material effect on the consolidated financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

DBI’s customer information system tracks the past due status of all loans beginning with the first day a payment is late.  On a weekly basis, lenders are given a report with all loans past due one day or more to allow them to actively monitor the portfolio and attempt to keep past due levels to a minimum.

All loans are given an internal risk rating when the loan is originated.  On a quarterly basis, risk rating reports are distributed to the lenders to ensure that loans are appropriately rated.  On an annual basis, all commercial loans over $100,000 and agricultural loans over $200,000 are reviewed by the loan officer and/or credit analyst.  All loans over $1 million are independently reviewed annually by the Chief Credit Officer.  An independent third party also performs periodic reviews of risk ratings to ensure that loans are accurately graded.  The internal risk ratings are defined as:

•     Non-classified loans are assigned a risk rating of 1 – 4, with a one-rated credit being the highest quality.  Non-classified loans have credit quality that ranges from well above average quality to some inherent industry weaknesses that may present higher than average risk due to conditions affecting the borrower, the borrower’s industry or economic environment.

•     Special mention loans are assigned a risk rating of 5.  Potential weaknesses exist that deserve management’s close attention.  If left uncorrected, the potential weaknesses may result in deterioration of repayment prospects or in DSB’s credit position at some future date.

•     Substandard loans are assigned a rating of 6.  These loans are inadequately protected by the current worth and borrowing capacity of the borrower.  Well-defined weaknesses exist that may jeopardize the liquidation of the debt.  There is a possibility of some loss if the deficiencies are not corrected.  At this point, the loan may still be performing and accruing.

•     Doubtful loans are rated 7 and have all the weaknesses of a substandard credit plus the added characteristic that the weaknesses make collection or liquidation in full on the basis of current facts, conditions and values highly questionable and improbable.  The possibility of loss is extremely high, but because of certain important and reasonable specific pending factors, which may work to the advantage of strengthening the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

•   Loss loans are internally rated as an 8.  A loss amount has been determined and this has been charged-off against the allowance for loan losses.  All or a portion of the charge-off may be recovered in the future and any such recoveries would also be recorded through the allowance.

DBI’s policy is to place into nonaccrual status all loans that are contractually past due 90 days or more, along with other loans as to which reasonable doubt exists to the full and timely collection of principal and/or interest based on management’s view of the financial condition of the borrower.  When a loan is placed on nonaccrual, all interest previously accrued but not collected is reversed against current period interest income.  Income on such loans is then recognized only to the extent that cash is received and where the future collection of principal is probable.  Interest accruals are resumed on such loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

Loan charge-offs for all loans will occur as soon as there is a reasonable probability of loss.  When the amount of the loss can be readily calculated, the charge-off will be recorded as soon as practical within the calendar quarter the loss was identified.  Loans that are partially charged-off will be placed in nonaccrual status unless the remaining loan is restructured with adequate collateral and payments are assured and current.

A loan is impaired when, based on current information and events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Interest income is recognized in the same manner described above for nonaccrual loans.  Further detail on the analysis of impaired loans can be found below in the discussion of the Allowance for Loan Losses.

Allowance for Loan Losses

The allowance for loan losses is an estimate of the losses that have been incurred in the loan portfolio.  The allowance is based on two basic accounting principles: (1) Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 310-10 “Receivables – Overall,” (formerly FAS 114), which requires that losses be accrued when it is probable that DBI will not collect all principal and interest payments according to the loan’s contractual terms, and (2) FASB ASC Topic 450, “Contingencies,” (formerly FAS 5), which requires that losses be accrued when they are probable of occurring and estimable.  The FFIEC “Interagency Policy Statement on the Allowance for Loan and Lease Losses” provides additional guidance on the allowance methodology.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

On a quarterly basis, management utilizes a systematic methodology to determine an appropriate allowance for loan losses.  This methodology includes a loan grading system that requires quarterly reviews; identification of loans to be evaluated on an individual basis for impairment; results of independent reviews of asset quality and the adequacy of the allowance by regulatory agencies; consideration of current trends and volumes of nonperforming, past-due, nonaccrual and potential problem loans; as well as national and local economic trends and industry conditions.

In applying the methodology, all troubled debt restructurings (“TDRs”), regardless of size, are considered impaired and will be individually evaluated.  All nonaccrual and watchlist commercial real estate, construction and land development, agricultural real estate, multifamily residential real estate, commercial, and agricultural production loans over $50,000 are evaluated individually to determine if they are impaired.  Nonaccrual residential real estate or consumer loans that are larger than customary for DBI will also be considered impaired and evaluated individually as there would be no pool of similar loans to evaluate these loans under ASC Topic 450.  Impaired loans are measured at the estimated fair value of the collateral.  If the estimated fair value of the impaired loan is less than the recorded investment in the loan, an impairment is recognized by creating a valuation allowance in conjunction with ASC Topic 310-10.

Loans that are not impaired are segmented into groups by type of loan.  The following loan types are utilized so each segment of loans will have similar risk factors: (1) residential real estate, (2) agricultural real estate, (3) commercial real estate, (4) construction and land development, (5) commercial, (6) agricultural, (7) consumer, (8) guaranteed loans and (9) other.  These loans are further segmented by internal risk ratings of non-classified, special mention, substandard and doubtful, which are defined above.

Risk factor percentages are applied to the risk rating segments of the non-impaired loans to calculate an allowance allocation in conjunction with ASC Topic 450.  The risk factor percentages are based on historical loan loss experience for each loan type and are adjusted for current economic conditions and trends as well as internal loan quality trends.  The historical loan loss percentages are applied to the non-classified portion of the portfolio to determine the required allocation to the allowance.  The historical loan loss percentages are then multiplied by a factor based on current economic conditions to calculate the allocation for each of the remaining risk rating categories of the non-impaired loans.  The current economic conditions take into account items such as vacancy rates for rental properties; property values based on actual sales transactions; income projections based on current prices such as dairy commodities; and other available economic data.

The above steps result in calculations that estimate the credit losses inherent in the portfolio at that time.  The calculations are used to confirm the adequacy and appropriateness of the actual balance of the allowance, recognizing that the allowance represents an aggregation of judgments and estimates by management.  Such calculations will influence the amount of future provisions for loan losses charged to expense.

The calculation is submitted to DSB’s Board of Directors quarterly along with a recommendation for the amount of the monthly provision to the allowance.  If the mix and amount of future charge-offs differ significantly from those assumptions used by management in making its determination, the allowance and provision expense could be materially affected.  In addition, various regulatory agencies periodically review the allowance for loan losses.  These agencies may require additions to the allowance for loan losses based on their judgments of collectability.

Loans Held for Sale

Loans originated and intended for sale in the secondary market are carried at lower of cost or estimated fair value in the aggregate.  Net unrealized losses, if any, are recognized through a valuation allowance by charges to income.

Mortgage Servicing Rights

DBI recognizes as assets the rights to service mortgage loans for others, known as mortgage servicing rights (“MSRs”).  DBI services the single-family mortgages it sells to the Federal National Mortgage Association (“FNMA” or “Fannie Mae”).  DBI determines the fair value of MSRs at the date the loan is transferred.  To determine the fair value of MSRs, DBI calculates the present value of estimated future net servicing income using assumptions that market participants would use in estimating future net servicing income, including estimates of prepayment speeds, discount rate, default rates, cost to service, escrow account earnings, contractual servicing fee income, ancillary income and late fees.

Subsequent to the date of transfer, DBI has elected to measure its MSRs under the amortization method.  Under this method, MSRs are amortized in proportion to, and over the period of, estimated net servicing income.  MSRs are evaluated for impairment based on the fair value of those assets.  Impairment is determined by stratifying MSRs into groupings based on predominant risk characteristics, such as interest rate and loan type.  If, by individual stratum, the carrying amount of the MSRs exceeds fair value, a valuation reserve is established through a charge to earnings.  The valuation reserve is adjusted as the fair value changes.  MSRs are included in the other assets category in the accompanying Consolidated Statements of Financial Condition.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

Other Real Estate Owned

Other real estate owned represents real estate of which DBI has taken control in partial or total satisfaction of loans.  Other real estate owned is carried at fair value, less estimated costs to sell.  Losses at the time the property is classified as other real estate owned are charged to the allowance for loan losses.  Subsequent gains and losses, as well as operating income or expense related to other real estate owned, are charged to expense.  Other real estate owned, which is included in other assets, totaled $801,689 and $863,941 at December 31, 2011 and 2010 respectively.

Other Investments

Other investments are carried at cost and consist primarily of Federal Home Loan Bank (FHLB) stock, money market funds held by the investment subsidiary and AgriBank stock.  Other investments are evaluated for impairment on an annual basis.  As a member of the FHLB, DSB is required to hold stock in the FHLB based on the anticipated amount of FHLB borrowings to be advanced.  This stock is recorded at cost, which approximates fair value. Transfer of the stock is substantially restricted.

Premises and Equipment

Premises and equipment owned are stated at cost less accumulated depreciation which is computed principally on the straight-line method over the estimated useful lives of the assets.  The estimated useful lives of the assets are forty years for buildings, fifteen years for leasehold improvements and three to seven years for furniture and equipment.

Intangible Assets

DBI has a core deposit intangible asset that was originated in connection with DSB’s expansion through acquisition of an established branch operation in 1997.  The acquisition did not meet the definition of a business combination in accordance with ASC Topic 805 – “Accounting for Business Combinations Occurring in Periods Beginning before December 15, 2008.”  As such, DBI continues to amortize the intangible asset related to the acquisition over a period of fifteen years.  Annually DBI reviews the intangible assets for impairment and records an impairment charge, if any, to earnings.

Income Taxes

Deferred income tax assets and liabilities are determined using the liability method.  Under this method the net deferred income taxes are provided for timing differences between book and tax bases of assets and liabilities in the consolidated financial statements and those reported for income tax purposes.  A liability may also be recognized for unrecognized tax benefits from uncertain tax positions.  Unrecognized tax benefits represent the differences between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured in the financial statements. Interest and penalties related to unrecognized tax benefits are classified as income taxes.

Treasury Stock

Treasury stock consists of 2,613 shares at a cost of $2,125,866 as of December 31, 2011 and 2010 and is netted against common stock on the consolidated statements of financial condition.

Earnings per Common Share

Earnings per common share are computed based on the weighted average number of shares of common stock outstanding during each year.  DBI does not have any stock-based compensation plans, therefore basic and diluted earnings per share are presented as one number.  The number of shares used in computing basic earnings per share is 118,917, 118,917 and 119,002 for the years ended December 31, 2011, 2010 and 2009, respectively.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year.

New Accounting Pronouncements

In April 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-02 A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“TDR”).  This update to Topic 310, “Receivables,” provides guidance for evaluating whether a restructuring constitutes a TDR.  The ASU indicates that the creditor’s evaluation must separately conclude that both the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties.  The amendments also further clarify the guidance on a creditor’s evaluation of whether a concession has been granted and whether a debtor is experiencing financial difficulties.  The amendments in this update are effective for the first interim or annual period beginning after June 15, 2011.  Adoption of these amendments did not have a significant impact on DBI’s financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements.  This update to Topic 860, “Transfers and Servicing,” modifies the criteria for determining when repurchase agreements would be accounted for as a secured borrowing rather than a sale.  The provisions of ASU No. 2011-03 remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee and the collateral maintenance implementation guidance related to that criterion.  This update does not change the other existing criteria used in the assessment of effective control.  ASU No. 2011-03 is effective prospectively for transactions, or modifications of existing transactions, that occur on or after January 1, 2012.  These amendments will not have any impact on DBI’s consolidated financial statements.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.  These amendments to Topic 820, “Fair Value Measurement,” result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).  The changes to U.S. GAAP as a result of ASU No. 2011-04 are as follows; (a) the concepts of highest and best use and valuation premise are only relevant when measuring the fair value of nonfinancial assets; (b) U.S. GAAP currently prohibits application of a blockage factor in valuing financial instruments with quoted prices in active markets; however, ASU No. 2011-04 extends that prohibition to all fair value measurements; (c) an exception is provided to the basic fair value measurement principles for an entity that holds a group of financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk that are managed on the basis of the entity’s net exposure to either of those risks which allows the entity, if certain criteria are met, to measure the fair value of the net asset or liability position in a manner consistent with how market participants would price the net risk position; (d) aligns the fair value measurement of instruments classified within an entity’s stockholders’ equity with the guidance for liabilities; and (e) disclosure requirements have been enhanced for recurring Level 3 fair value measurements to disclose quantitative information about unobservable inputs and assumptions used, to describe the valuation processes used by the entity, and to describe the sensitivity of fair value measurements to changes in unobservable inputs and interrelationships between those inputs.  In addition, entities must report the level in the fair value hierarchy of items that are not measured at fair value in the statement of financial condition but whose fair value must be disclosed.  The provisions of ASU No. 2011-04 are effective for interim reporting periods beginning on or after December 15, 2011.  The adoption of ASU No. 2011-04 is not expected to have a material impact on DBI’s consolidated financial statements.

In June 2011, FASB issued ASU No. 2011-05, Presentation of Comprehensive Income.  This update to Topic 220, “Comprehensive Income,” allows an entity the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  The statement(s) are required to be presented with equal prominence as the other primary financial statements.  ASU No. 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity but does not change the items that must be reported in other comprehensive income or when an item of other comprehensive must be reclassified to net income.  In December 2011, FASB issued ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 which deferred the reclassification reporting requirement.  The adoption of ASU No. 2011-05 will not have a material impact on DBI’s financial statements..

In September 2011, FASB issued ASU No. 2011-08, Testing Goodwill for Impairment.  This update to Topic 350, “Intangibles – Goodwill and Other,” permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350.  The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent.  Previous guidance under Topic 350 required an entity to test goodwill for impairment on at least an annual basis by comparing the fair value of a reporting unit with its carrying amount (step one).  If the fair value of a reporting unit is less than its carrying amount, then the second step of the test must be performed to measure the amount of the impairment loss, if any.  Under the amendments of this update, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount.  If after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary.  An entity has the option under this update to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  Early adoption is permitted.  The adoption of ASU No. 2011-08 will have no impact on DBI’s consolidated financial statements.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

In December 2011, FASB issued ASU No. 2011-10, Derecognition of In Substance Real Estate – A Scope Clarification.  This update to Topic 360, “Property, Plant and Equipment,” requires that a parent (reporting entity) ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate.  The amendments are effective for fiscal years, and interim periods, within those years, beginning on or after June 15, 2012.  Early adoption is permitted.  The adoption of ASU No. 2011-10 will have no impact on DBI’s consolidated financial statements.

In December 2011, FASB issued ASU No. 2011-11, Disclosures About Offsetting Assets and Liabilities.  The updates to Topic 210, “Balance Sheet,” require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.  This scope would include derivatives, sale and repurchase agreements, reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.  An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.  The adoption of ASU No. 2011-11 is not expected to have a material impact on DBI’s consolidated financial statements.

NOTE 2 – RESTRICTIONS ON CASH AND AMOUNTS DUE FROM BANKS

DSB is required to maintain noninterest-bearing deposits on hand or with the Federal Reserve Bank.  Required reserves of $1,249,000 and $974,000 as of December 31, 2011 and 2010, respectively, were satisfied by currency and coin holdings.  Effective December 31, 2010, accounts at each institution where DBI maintains a correspondent banking relationship are insured in full by the Federal Deposit Insurance Corporation Transaction Guarantee Program until December 31, 2012, upon which time the insurance is expected to revert back to $250,000.

NOTE 3 – INVESTMENT SECURITIES

The amortized cost and estimated fair market value of securities available-for-sale were as follows:

	December 31, 2011
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. government-sponsored agencies	$3,500,000	$17,050	$0	$3,517,050
U.S. government-sponsored agency MBS	31,729,409	505,292	(8,172)	32,226,529
State and local governments	24,628,519	1,032,038	(192,058)	25,468,499
Residential mortgage-backed securities	8,537,737	26,590	(2,165,712)	6,398,615
	$68,395,665	$1,580,970	($2,365,942)	$67,610,693

	December 31, 2010
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. government-sponsored agencies	$0	$0	$0	$0
U.S. government-sponsored agency MBS	20,854,514	251,779	(41,020)	21,065,273
State and local governments	30,524,272	876,975	(494,985)	30,906,262
Residential mortgage-backed securities	12,741,679	117,494	(1,781,062)	11,078,111
	$64,120,465	$1,246,248	($2,317,067)	$63,049,646

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The amortized cost and estimated fair value of securities at December 31, 2011, by maturity were as follows:

		Estimated
	Amortized	Fair
Amounts Maturing	Cost	Value
Within one year	$2,195,834	$2,211,116
From one through five years	37,610,564	37,313,156
From five through ten years	18,740,854	18,267,120
After ten years	9,848,413	9,819,301
	$68,395,665	$67,610,693

Mortgage-backed securities are allocated according to their expected prepayments rather than their contractual maturities.  Certain state and local governments’ securities are allocated according to their put date.  Fair values of securities are estimated based on financial models or prices paid for similar securities. It is possible interest rates could change considerably resulting in a material change in the estimated fair value of the securities.

Two corporate-issued residential mortgage-backed securities (“MBS”) and one government agency MBS were sold while one taxable municipal had a partial call in 2011 resulting in realized gains of $31,953 and total sales proceeds of $2.1 million.   The corporate-issued MBS were sold after they were placed on a negative ratings watch by Moody’s.  The government agency MBS was held at the investment subsidiary and was sold to utilize part of a capital loss carryforward.  Four available-for-sale corporate-issued residential MBS were sold in 2010 resulting in realized gains of $68,156 and total sales proceeds of $5.0 million.

At December 31, 2011, thirteen debt securities have unrealized losses with aggregate depreciation of 18.6% from DSB’s amortized cost basis.  Information pertaining to securities with gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous loss position follows:

December 31, 2011	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Securities Available for Sale	Losses	Value	Losses	Value
U.S. government-sponsored agency MBS	$8,172	$2,388,919	$0	$0
State and local governments	14,144	817,753	177,914	1,808,504
Residential mortgage-backed securities	0	0	2,165,712	5,359,064
Total securities available for sale	$22,316	$3,206,672	$2,343,626	$7,167,568

December 31, 2010	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Securities Available for Sale	Losses	Value	Losses	Value
U.S. government-sponsored agency MBS	$41,020	$5,082,159	$0	$0
State and local governments	67,071	3,284,508	427,914	1,592,771
Residential mortgage-backed securities	628,597	2,796,779	1,152,465	4,110,985
Total securities available for sale	$736,688	$11,163,446	$1,580,379	$5,703,756

All securities with unrealized losses are assessed to determine if the impairment is other-than-temporary.  Factors that are evaluated include the mortgage loan types supporting the securities, delinquency and foreclosure rates, credit support, weighted average loan-to-value, and year of origination, among others.

Currently, a quarterly analysis by a third party is performed on three residential mortgage-backed securities secured by non-traditional loan types in order to determine whether they are other-than-temporarily impaired (“OTTI”).  The purpose of the third party evaluation is to determine if the present value of the expected cash flows is less than the amortized costs, thereby resulting in credit loss, in accordance with the authoritative accounting guidance under FASB ASC Topic 320.  The third party determines an estimated fair value for each security based on discounted cash flow analyses.  The estimates are based on the following key valuation assumptions – collateral cash flows, prepayment assumptions, default rates, loss severity, liquidation

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

lag, bond waterfall and internal rate of return.  Since there is currently no active secondary market for these types of securities due to the non-traditional loan types supporting the securities, these valuations are considered Level 3 inputs as defined in Note 16 – Fair Value Measurements.  Additional securities may be analyzed in the future if deemed necessary to determine whether they are OTTI and if so, if any possible credit loss exists.

Two of the three securities supported by non-traditional loan types were previously found to have credit losses since a portion of the unrealized losses is due to an expected cash flow shortfall.  As such, these securities were determined to be OTTI.  DBI does not intend to sell the investments and it is not more likely than not that DBI will be required to sell the securities before the anticipated recovery of their remaining amortized cost bases, which may be maturity.  The analysis on the third security did not reveal any credit loss nor was the security found to be OTTI. The total credit loss that was recognized in earnings through December 31, 2010 was $0.4 million.  The analyses performed during 2011 resulted in an additional $0.2 million of credit loss that was recorded through the income statement on one of the two OTTI securities.  Unrealized losses on the three securities analyzed by the third party were recognized through accumulated other comprehensive loss on the consolidated statement of financial condition as of December 31, 2011, net of tax, in the amount of $1.3 million, compared to $1.1 million for the three securities as of December 31, 2010.

The unrealized losses on the remainder of the residential mortgage-backed securities are due to the distressed and illiquid markets for collateralized mortgage obligations.  The securities are investments in senior tranches with adequate credit support from subordinate tranches, are supported by traditional mortgage loans that originated between 2002 and 2005, have low delinquency and foreclosure rates, and reasonable loan-to-value ratios.  DBI does not consider these investments to be OTTI at December 31, 2011.  Changes in credit losses recognized for securities with OTTI were as follows:

	December 31,
	2011	2010
Credit losses recognized in earnings, beginning of period	($432,488)	($312,716)
Credit losses for OTTI not previously recognized	(204,757)	(119,772)
Credit losses recognized in earnings, end of period	($637,245)	($432,488)

There were no issuers of securities for which a significant concentration of investments (greater than 10 percent of stockholders’ equity) was held as of December 31, 2011.

Investment securities with an amortized cost of $8.5 million and $8.0 million, and an estimated fair value of $8.7 million and $8.2 million at December 31, 2011 and 2010, respectively were pledged to secure public deposits and for other purposes required or permitted by law.

NOTE 4 – LOANS

Major categories of loans included in the loan portfolio are as follows:

	December 31,
	2011	2010
Real estate:
Residential	$72,655,569	$77,983,729
Commercial	60,864,761	58,304,345
Agricultural	78,767,692	71,782,458
Construction	11,655,550	12,792,496
Total real estate	223,943,572	220,863,028

Commercial	35,178,049	42,427,251
Agricultural	27,661,420	24,725,859
Consumer installment	10,174,937	10,418,991
Unsecured loans	874,138	919,875
Total loans receivable	297,832,116	299,355,004
Allowance for credit losses	(6,578,087)	(6,864,497)
Loans, Net	$291,254,029	$292,490,507

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The following tables show the investment in impaired loans and the corresponding allowance for those loans along with the recognized interest income associated with impaired loans:

Impaired Loans

As of December 31, 2011 and 2010

$(000)s		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
2011	Investment	Balance	Allowance	Investment	Recognized
With no related allowance:
Residential Real Estate	$805	$841	$0	$845	$19
Commercial Real Estate	1,433	1,698	0	1,732	37
Construction & Land Dev	2,658	2,658	0	2,883	82
Agricultural Real Estate	0	0	0	0	0
Commercial	890	935	0	993	22
Agricultural	0	0	0	0	0
Consumer	43	43	0	44	1

With a related allowance:
Residential Real Estate	$1,190	$1,392	$171	$1,392	$17
Commercial Real Estate	2,482	2,615	721	2,702	9
Construction & Land Dev	2,832	2,832	580	2,834	57
Agricultural Real Estate	0	0	0	0	0
Commercial	38	41	14	42	0
Agricultural	0	0	0	0	0
Consumer	142	144	129	147	0

Total:
Residential Real Estate	$1,995	$2,233	$171	$2,237	$36
Commercial Real Estate	3,915	4,313	721	4,434	46
Construction & Land Dev	5,490	5,490	580	5,717	139
Agricultural Real Estate	0	0	0	0	0
Commercial	928	976	14	1,035	22
Agricultural	0	0	0	0	0
Consumer	185	187	129	191	1
Total	$12,513	$13,199	$1,615	$13,614	$244

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

$(000)s		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
2010	Investment	Balance	Allowance	Investment	Recognized
With no related allowance:
Residential Real Estate	$749	$992	$0	$1,020	$37
Commercial Real Estate	1,292	1,513	0	1,517	57
Construction & Land Dev	2,241	2,241	0	2,250	20
Agricultural Real Estate	0	0	0	0	0
Commercial	244	344	0	357	6
Agricultural	0	0	0	0	0
Consumer	0	0	0	0	0

With a related allowance:
Residential Real Estate	$1,036	$1,104	$206	$1,115	$8
Commercial Real Estate	4,476	5,769	869	5,810	72
Construction & Land Dev	2,085	2,123	77	2,166	53
Agricultural Real Estate	0	0	0	0	0
Commercial	41	42	18	42	1
Agricultural	116	116	97	125	(3)
Consumer	150	150	136	152	2

Total:
Residential Real Estate	$1,785	$2,096	$206	$2,135	$45
Commercial Real Estate	5,768	7,282	869	7,327	129
Construction & Land Dev	4,326	4,364	77	4,416	73
Agricultural Real Estate	0	0	0	0	0
Commercial	285	386	18	399	7
Agricultural	116	116	97	125	(3)
Consumer	150	150	136	152	2
Total	$12,430	$14,394	$1,403	$14,554	$253

Recorded Investment in Financing Receivables

As of December 31, 2011 and 2010

	2011		2010
		Ending Balance		Ending Balance
		Individually		Individually
$(000)s	Ending	Evaluated	Ending	Evaluated
	Balance	for Impairment	Balance	for Impairment
Residential Real Estate	$72,656	$1,995	$77,984	$1,785
Commercial Real Estate	60,865	3,915	58,304	5,768
Construction & Land Dev	11,655	5,490	12,793	4,326
Agricultural Real Estate	78,768	0	71,782	0
Commercial	35,178	928	42,427	285
Agricultural	27,661	0	24,726	116
Consumer	11,049	185	11,339	150
Unallocated	0	0	0	0
Total	$297,832	$12,513	$299,355	$12,430

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

Allowance for Loan Losses

As of December 31, 2011 and 2010

$(000)s						Ending Balance
	Beginning				Ending	Individually
	Balance				Balance	Evaluated for
2011	1/1/2011	Chargeoffs	Recoveries	Provision	12/31/2011	Impairment
Residential Real Estate	$1,429	($120)	$128	($306)	$1,132	$171
Commercial Real Estate	2,849	(540)	30	519	2,858	721
Construction & Land Dev	880	(225)	25	483	1,163	580
Agricultural Real Estate	204	0	0	(6)	198	0
Commercial	278	(252)	51	125	202	14
Agricultural	347	0	30	(114)	263	0
Consumer	160	(20)	6	4	150	129
Unallocated	718	0	0	(106)	612	0
Total	$6,865	($1,157)	$270	$600	$6,578	$1,615

						Ending Balance
$(000)s	Beginning				Ending	Individually
	Balance				Balance	Evaluated for
2010	1/1/2010	Chargeoffs	Recoveries	Provision	12/31/2010	Impairment
Residential Real Estate	$1,748	($323)	$37	($33)	$1,429	$206
Commercial Real Estate	2,221	(367)	10	985	2,849	869
Construction & Land Dev	1,319	(38)	71	(472)	880	77
Agricultural Real Estate	67	(1)	19	119	204	0
Commercial	310	(59)	100	(73)	278	18
Agricultural	150	0	8	189	347	97
Consumer	59	(73)	15	159	160	136
Unallocated	352	0	0	366	718	0
Total	$6,226	($861)	$260	$1,240	$6,865	$1,403

Nonaccrual loans totaled $8.7 million and $8.6 million at December 31, 2011 and 2010, respectively.  There were no loans past due ninety days or more and still accruing.  A schedule of loans by the number of days past due (including nonaccrual loans) along with a schedule of credit quality indicators follows:

Age Analysis of Past Due Financing Receivables

	30-89 Days	90 Days	Total		Total Financing
$(000)s	Past Due	& Over	Past Due	Current	Receivables

December 30, 2011
Residential Real Estate	$1,319	$866	$2,185	$70,471	$72,656
Commercial Real Estate	1,103	1,074	2,177	58,688	60,865
Construction & Land Dev	0	1,452	1,452	10,203	11,655
Agricultural Real Estate	0	0	0	78,768	78,768
Commercial	185	200	385	34,793	35,178
Agricultural	0	0	0	27,661	27,661
Consumer	63	81	144	10,905	11,049

Total	$2,670	$3,673	$6,343	$291,489	$297,832

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

	30-89 Days	90 Days	Total		Total Financing
$(000)s	Past Due	& Over	Past Due	Current	Receivables

December 31, 2010
Residential Real Estate	$376	$396	$772	$77,212	$77,984
Commercial Real Estate	0	4,220	4,220	54,084	58,304
Construction & Land Dev	0	402	402	12,391	12,793
Agricultural Real Estate	0	0	0	71,782	71,782
Commercial	4	61	65	42,362	42,427
Agricultural	0	116	116	24,610	24,726
Consumer	74	30	104	11,235	11,339

Total	$454	$5,225	$5,679	$293,676	$299,355

Credit Quality Indicators

As of December 31, 2011 and 2010

$(000)s
		Special
2011	Non-Classified	Mention	Substandard	Doubtful	Total
Residential Real Estate	$58,960	$6,277	$6,501	$918	$72,656
Commercial Real Estate	49,547	3,668	4,787	2,863	60,865
Construction & Land Dev	4,691	898	4,154	1,912	11,655
Agricultural Real Estate	70,412	8,356	0	0	78,768
Commercial	32,600	1,250	1,164	164	35,178
Agricultural	23,779	3,882	0	0	27,661
Consumer	10,678	102	127	142	11,049
Total	$250,667	$24,433	$16,733	$5,999	$297,832

$(000)s		Special
2010	Non-Classified	Mention	Substandard	Doubtful	Total
Residential Real Estate	$62,133	$7,782	$6,903	$1,166	$77,984
Commercial Real Estate	42,362	7,249	3,163	5,530	58,304
Construction & Land Dev	4,311	3,289	4,791	402	12,793
Agricultural Real Estate	66,103	5,630	49	0	71,782
Commercial	38,383	2,953	870	221	42,427
Agricultural	22,283	2,320	7	116	24,726
Consumer	10,929	113	142	155	11,339
Total	$246,504	$29,336	$15,925	$7,590	$299,355

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

Modifications

As of December 31, 2011

		Pre-Modification	Post-Modification	Recorded	Impact to
$(000)s	Number of	Recorded	Recorded	Investment	Allowance for
	Contracts	Investment	Investment	as of 12/31/2011	Loan Losses
Residential Real Estate	4	$789	$789	$778	$133
Commercial Real Estate	7	2,886	2,812	2,569	324
Construction & Land Dev	2	156	156	151	48
Commercial	2	614	389	334	0
Total	15	$4,445	$4,146	$3,832	$505

Since December 31, 2010, three loans that were modified as troubled debt restructurings subsequently defaulted.  One loan had an active outstanding principal balance of $34,791 and was secured by a first lien on residential real estate.  This default resulted in a nominal charge-off against the allowance for loan losses of $2,391.  The second loan secured by non-owner-occupied commercial real estate and had an active principal balance of $0.6 million.  The default on this loan did not have any impact on DBI’s allowance for loan losses.  The third default was on a note secured by a junior lien on residential real estate.  This loan had an active principal balance of $17,900.  This default also did not have any impact on DBI’s allowance for loan losses.

NOTE 5 – PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2011	2010
Land	$1,080,548	$1,080,548
Buildings and improvements	9,589,586	9,589,586
Furniture and fixtures	4,584,349	4,465,226
	$15,254,483	$15,135,360
Less: Accumulated depreciation	(8,168,700)	(7,766,456)
Premises and equipment, net	$7,085,783	$7,368,904

NOTE 6 – INTANGIBLE ASSETS

Intangible assets consist of a core deposit intangible related to a branch acquisition.  The gross carrying amount, accumulated amortization and net book value of intangibles were as follows:

	December 31,
	2011	2010
Gross carrying amount	$2,885,866	$2,885,866
Less: Accumulated amortization	(2,773,638)	(2,581,247)
Intangible assets, net	$112,228	$304,619

For 2012, intangible assets will be amortized at a monthly rate of $16,033 for seven months.  At that point, the core deposit intangible will be fully amortized.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

NOTE 7 – INTEREST-BEARING DEPOSITS

Interest-bearing deposits consisted of the following:

$(000)s	December 31,
	2011	2010
NOW accounts	$22,278	$30,034
Savings accounts	21,129	19,676
Money market accounts	130,959	113,472
Time deposit accounts	105,957	119,352
Total	$280,323	$282,534

The following table shows the maturity distribution of time deposit accounts:

$(000)s	December 31,
	2011	2010
Within one year	$44,026	$74,224
One to two years	32,665	24,891
Two to three years	19,232	9,308
Three to four years	6,518	6,493
Over four years	3,516	4,436
Total	$105,957	$119,352

Time deposit accounts issued in the amount of $100,000 or more totaled $31.4 million and $37.1 million at December 31, 2011 and 2010, respectively.

NOTE 8 – SHORT-TERM BORROWINGS

Short-term borrowings included notes payable of $11.6 million and $13.9 million at December 31, 2011 and 2010, respectively.  The notes payable are secured by DSB and DACC stock and agricultural loans with a carrying value of $21.2 million and $22.0 million as of December 31, 2011 and 2010, respectively.  The pledged notes also secure long-term debt.  The short-term line of credit had a variable interest rate of 0.53% at December 31, 2011.

NOTE 9 – LONG-TERM BORROWINGS

Long-term borrowings consisted of the following:

	For the Years Ended December 31,
	2011		2010
Federal Home Loan Bank:	Rates	Amount	Rates	Amount
Fixed rate advances	1.87%-4.79%	$8,650,000	1.63%-4.79%	$10,200,000
Callable fixed rate advances	4.08%-4.68%	13,000,000	4.08%-4.68%	13,000,000

Agribank, FCB:
Fixed rate advances	1.06-2.39%	6,831,999	1.03-2.36%	6,499,999

Total		$28,481,999		$29,699,999

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The following is a summary of scheduled maturities of borrowed funds as of December 31, 2011:

	Weighted Average Rate	Amount
2012	3.88%	$5,400,000
2013	2.09%	4,400,000
2014	2.62%	5,499,999
2015	2.81%	2,300,000
2016	4.45%	5,432,000
Thereafter	4.13%	5,450,000
TOTAL		$28,481,999

The notes payable to the FHLB are secured by residential mortgages with a carrying amount of $50.0 million and $49.5 million as of December 31, 2011 and 2010, respectively, along with $3.6 million of FHLB stock at both of those dates.  AgriBank, FCB notes payable are secured by agricultural loans with a carrying value of $21.2 million and $22.0 million as of December 31, 2011 and 2010, respectively.  The pledged notes also secure short-term borrowings.

As of December 31, 2011, DSB had a total of $50.4 million of unused lines of credit with banks to be drawn upon as needed.

NOTE 10 – INCOME TAXES

The provision (benefit) for income taxes in the consolidated statement of income is as follows:

$(000)s		2011	2010	2009
Current:	Federal	$875	$1,014	($666)
	State	361	277	(1)
		$1,236	$1,291	($667)
Deferred:	Federal	$324	($167)	$15
	State	40	78	(4)
		$364	($89)	$11
Total provision (benefit) for income taxes		$1,600	$1,202	($656)

Applicable income taxes for financial reporting purposes differ from the amount computed by applying the statutory federal income tax rate for the reasons noted in the table below:

	2011		2010		2009
$(000)s	Amount	%	Amount	%	Amount	%
Tax at statutory federal income tax rate	$1,772	34%	$1,579	34%	$76	34%
Increase (decrease) in tax resulting from:
Tax-exempt loss	(352)	(7)	(522)	(11)	(630)	(284)
State income tax, net of federal tax benefit	265	5	232	5	(14)	(6)
Bank owned life insurance	(90)	(2)	(90)	(2)	(91)	(41)
Other, net	5	1	3	0	3	1
Applicable Income Taxes	$1,600	31%	$1,202	26%	($656)	(296%)

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

Other assets in the accompanying consolidated statements of financial condition include the following amounts of deferred tax assets and deferred tax liabilities:

	2011	2010
(In thousands)
Deferred tax assets:
Allowance for loan losses	$1,924	$2,174
Unrealized losses on available-for-sale securities	309	449
State tax net operating loss carryforward	155	232
Interest receivable on nonaccrual loans	0	36
Capital loss carryforward	0	13
Alternative minimum tax	827	973
Other	106	190
Gross deferred tax assets	$3,321	$4,067
Valuation allowance for net operating loss carryforward	(155)	(232)
Total deferred tax assets	$3,166	$3,835
Deferred tax liabilities:
Accumulated depreciation on fixed assets	$91	$104
State income taxes	0	164
Stock dividends received	395	395
Other	110	117
Total deferred tax liabilities	$596	$780
Net deferred tax asset	$2,570	$3,055

DBI has state net operating loss carryforwards of approximately $2.9 million.  Portions of DBI’s net operating losses have been expiring since 2000.  DBI has an AMT credit carryforward of approximately $0.8 million.

NOTE 11 – EMPLOYEE BENEFIT PLAN

DBI has a 401(k) profit sharing and retirement savings plan.  The plan essentially covers all employees who have been employed over one-half year and are at least twenty and one-half years old.  Provisions of the 401(k) profit sharing plan provide for the following:

•

DBI will contribute 50% of each employee’s elective contribution up to a maximum DBI contribution of 2%.  Employee contributions above 4% do not receive any matching contribution.

•

DBI may elect to make contributions out of profits.  These profit sharing contributions are allocated to the eligible participants based on their salary as a percentage of total participating salaries.  The contribution percentage was 4% for 2011, 2010 and 2009.

DBI provides no post-retirement benefits to employees except for the 401(k) profit sharing and retirement savings plan discussed above, which are currently funded.  DBI expensed contributions of $258,978, $253,814 and $274,570 for the years 2011, 2010 and 2009, respectively.

NOTE 12 – COMMITMENTS AND CREDIT RISK

DBI and its subsidiaries are parties to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers.  These financial instruments include commitments to extend credit and standby letters of credit.  Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial position.  The contract or notional amounts of those instruments reflect the extent of involvement DBI and its subsidiaries have in particular classes of financial instruments.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

	Contract or
	Notional Amount	Secured
$(000)s	December 31, 2011	Portion
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$45,535	$40,855
Standby letters of credit and financial guarantees written	1,528	1,528

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  DBI and its subsidiaries evaluate each customer’s creditworthiness on a case-by-case basis.  Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties.  As of December 31, 2011, variable rate commitments totaled $22.1 million.

Standby letters of credit are conditional commitments issued by DSB to guarantee the performance of a customer to a third party.  Those guarantees are primarily issued to support commercial business transactions.  When a customer fails to perform according to the terms of the agreement, DSB honors drafts drawn by the third party in amounts up to the contract amount.  A majority of the letters of credit expire within one year.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.  Collateral held varies but may include accounts receivable; inventory; property, plant and equipment and income-producing commercial and residential properties.  All letters of credit are secured.

NOTE 13 – RELATED PARTY TRANSACTIONS

At December 31, 2011 and 2010, certain DBI subsidiary executive officers, directors and companies in which they have a ten percent or more beneficial interest were indebted to DBI and its subsidiaries in the amounts shown below.  All such loans were made in the ordinary course of business and at rates and terms similar to those granted to other borrowers.

	12/31/2010			12/31/2011
	Beginning	New		Ending
$(000)s	Balance	Loans	Payments	Balance
Aggregate related party loans	$237	$120	($186)	$171

Deposit balances with DBI’s executive officers, directors and affiliated companies in which they are principal owners were $2.6 million and $3.0 million at December 31, 2011 and 2010, respectively.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

NOTE 14 – PARENT COMPANY ONLY INFORMATION

Following, in a condensed form, are parent company only statements of financial condition, statements of income and cash flows of DBI.  The financial information contained in this footnote is to be read in association with the preceding accompanying notes to the consolidated financial statements.

DENMARK BANCSHARES, INC.

Statements of Financial Condition

	December 31,
$(000)s	2011	2010
Assets
Cash in banks	$1,698	$1,114
Investment
Banking subsidiary	40,249	38,840
Nonbanking subsidiaries	8,250	8,861
Fixed assets (net of depreciation
of $4,296 and $4,012, respectively)	6,904	7,189
Other assets	50	41
TOTAL ASSETS	$57,151	$56,045
Liabilities
Accrued expenses	$266	$158
Dividends payable	862	862
Other liabilities	0	99
Note payable - unrelated bank	0	1,000
Total liabilities	$1,128	$2,119
Stockholders' Equity
Common stock	$16,048	$16,048
Paid-in capital	470	470
Retained earnings	39,919	38,032
Accumulated other comprehensive loss	(414)	(624)
Total stockholders' equity	$56,023	$53,926
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$57,151	$56,045

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

DENMARK BANCSHARES, INC.

Statements of Income

	For the Years Ended December 31,
$(000)s	2011	2010	2009
Income
Other interest income	$0	$1	$3
Dividend income from banking subsidiary	1,795	1,000	0
Dividend income from nonbanking subsidiary	251	863	1,463
Rental income from banking subsidiary	543	577	688
Rental income from nonbanking subsidiary	103	57	11
Total income	$2,692	$2,498	$2,165
Expenses
Management fees to banking subsidiary	$151	$156	$159
Interest expense	47	51	0
Depreciation	285	312	353
Other operating expenses	281	300	325
Total expenses	$764	$819	$837

Income before income tax benefit and
undistributed income of subsidiaries	$1,928	$1,679	$1,328
Income tax benefit	(45)	(76)	(52)
Income before undistributed
income of subsidiaries	$1,973	$1,755	$1,380
Equity in Undistributed Income of Subsidiaries
Banking subsidiary	1,199	1,843	220
Nonbank subsidiaries	439	(156)	(722)
NET INCOME	$3,611	$3,442	$878

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

DENMARK BANCSHARES, INC.

Statements of Cash Flows

	For the Years Ended December 31,
$(000)s	2011	2010	2009
Cash Flows from Operating Activities:
Net Income	$3,611	$3,442	$878
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	285	312	353
Earnings of banking subsidiary	(2,994)	(2,843)	(220)
Earnings of nonbanking subsidiaries	(689)	(707)	(741)
Dividend from banking subsidiary	1,795	1,000	0
Dividend from nonbanking subsidiary	251	863	1,463
Loss on sale of assets/write-down of assets			(4)
Increase in other assets	(11)	(3)	(1)
Increase (decrease) in other liabilities	10	(14)	(3)
Net Cash Provided by Operating Activities	$2,258	$2,050	$1,725
Cash Flows from Investing Activities:
Capital expenditures	$0	($219)	($100)
Proceeds from sale of assets	0	0	14
Decrease (increase) in investment in nonbanking subsidiary	1,050	(50)	(1,000)
Net Cash Provided by (Used in) Investing Activities	$1,050	($269)	($1,086)
Cash Flows from Financing Activities:
Debt proceeds	$0	$0	$1,000
Debt repayments	(1,000)	0	0
Treasury stock purchases	0	0	(59)
Dividends paid	(1,724)	(1,724)	(1,726)
Net Cash Used in Financing Activities	($2,724)	($1,724)	($785)

Net increase (decrease) in cash	$584	$57	($146)
Cash, beginning	1,114	1,057	1,203
CASH, ENDING	$1,698	$1,114	$1,057
Supplemental Disclosure:
Income taxes received	$20	$70	$64

NOTE 15 – EMPLOYEE STOCK PURCHASE PLAN

In December 1998, DBI adopted an Employee Stock Purchase Plan.  All DBI employees, except executive officers and members of the Board of Directors, are afforded the right to purchase a maximum number of shares set from time to time by the Board of Directors.  Rights granted must be exercised during a one-month purchase period prescribed by the Board.  Rights are exercised at fair market value.  There were no rights granted during 2011 and 2010.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

NOTE 16 – FAIR VALUE MEASUREMENTS

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in a transaction between market participants on the measurement date.  Some assets and liabilities are measured on a recurring basis while others are measured on a non-recurring basis, as required by U.S. GAAP, which also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Fair value estimates are made at a specific point in time based on relevant market information and information about the financial instrument.  The three levels of inputs defined in the standard that may be used to measure fair value are as follows:

•     Level 1: Quoted prices for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

•     Level 2: Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

•     Level 3: Significant unobservable inputs that are supported by little, if any, market activity.  These unobservable inputs reflect estimates that market participants would use in pricing the assets or liability.

DBI used the following methods and significant assumptions to estimate fair value:

Cash, Cash Equivalents, and Federal Funds Sold: For cash, cash equivalents and federal funds sold, the carrying amount is a reasonable estimate of fair value.

Investment Securities: Investment securities available-for-sale (“AFS”) are recorded at fair value on a recurring basis.  The fair value measurement of most of DBI’s AFS securities is currently determined by an independent provider using Level 2 inputs (except as noted below).  The measurement is based upon quoted prices for similar assets, if available.  If quoted prices are not available, fair values are measured using matrix pricing models, or other model-based valuation techniques requiring observable inputs other than quoted prices such as yield curves, prepayment speed and default rates.  Two of DBI’s AFS MBS that are secured by non-traditional mortgage loans and one AFS MBS secured by traditional mortgage loans that was previously downgraded were analyzed by a third party in order to determine an estimated fair value.  The estimated fair values were based on discounted cash flow analyses and are considered Level 3 inputs.

Refer to Note 3 – Investment Securities for additional detail on the assumptions used in determining the estimated fair values and additional disclosures regarding DBI’s investment securities.  For other securities held as investments, fair value equals quoted market price, if available.  If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans, net: The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Loans Held for Sale: Mortgage loans held for sale are recorded at the lower of cost or market value.  The fair value is based on a market commitment for the sale of the loan in the secondary market.  These loans are typically sold within one week of funding.  DBI classifies mortgage loans held for sale as nonrecurring Level 2 assets.

Impaired Loans: As defined below in the Glossary of Loan Terms section, a loan is considered impaired when, based on current information or events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Impairment is measured based on the fair value of the underlying collateral.  The collateral value is determined based on appraisals and other market valuations for similar assets.  Under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” the fair value of impaired loans is reported before selling costs of the related collateral, while FASB ASC Topic 310, “Receivables,” requires that impaired loans be reported on the statement of financial condition net of estimated selling costs.  Therefore, significant estimated selling costs would result in the reported fair value of impaired loans being greater than the measurement value of impaired loans as maintained on the statement of financial condition.  In most instances, selling costs were estimated for real estate-secured collateral and included broker commissions, legal and title transfer fees and closing costs.  Impaired loans are classified as nonrecurring Level 2 assets.

Other Investments: For other investments, the carrying amount is a reasonable estimate of fair value.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

Other Real Estate Owned: Real estate that DBI has taken control of in partial or full satisfaction of debt is valued at the lower of book value or fair value.  The fair value is determined by analyzing the collateral value of the real estate using appraisals and other market valuations for similar assets less any estimated selling costs.  The value carried on the statement of financial condition for other real estate owned is estimated fair value of the properties.  Other real estate owned is classified as a nonrecurring Level 2 asset.

Bank Owned Life Insurance: The carrying amount of bank owned life insurance approximates fair value.

Deposit Liabilities: The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date.  The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

Borrowings:  Rates currently available to DSB for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

Commitments to Extend Credit, Standby Letters of Credit and Financial Guarantees Written: The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties.  For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates.  The fair value of guarantees and letters of credit is not material.

Assets Recorded at Fair Value on a Recurring Basis

Assets measured at fair value on a recurring basis are summarized in the table below:

	December 31, 2011
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. government-sponsored agencies	$0	$3,517,050	$0	$3,517,050
U.S. government-sponsored agency MBS	0	32,226,529	0	32,226,529
State and local governments	0	25,468,499	0	25,468,499
Residential mortgage-backed securities	0	2,355,680	4,042,935	6,398,615
Total securities available for sale	$0	$63,567,758	$4,042,935	$67,610,693

	December 31, 2010
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. government-sponsored agencies	$0	$0	$0	$0
U.S. government-sponsored agency MBS	0	21,065,273	0	21,065,273
State and local governments	0	30,906,262	0	30,906,262
Residential mortgage-backed securities	0	5,812,427	5,265,684	11,078,111
Total securities available for sale	$0	$57,783,962	$5,265,684	$63,049,646

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The table below presents a reconciliation and income statement classification of gains and losses for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year-ended December 31, 2011.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Available-
for-Sale
Securities
Beginning balance, January 1, 2011	$5,265,684
Total realized and unrealized gains/(losses):
Included in earnings	(204,757)
Included in other comprehensive income	(306,552)
Purchases, issuances, sales and settlements:
Purchases	0
Issuances	0
Sales	0
Settlements	(711,440)
Transfers into Level 3	0
Transfers out of Level 3	0
Ending balance, December 31, 2011	$4,042,935

Assets Recorded at Fair Value on a Nonrecurring Basis

Assets measured at fair value on a nonrecurring basis are summarized in the following table:

	December 31, 2011
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
Loans held for sale	$0	$485,926	$0	$485,926
Other real estate owned	0	801,689	0	801,689
Impaired loans	0	13,260,619	0	13,260,619
Total assets	$0	$14,548,234	$0	$14,548,234

	December 31, 2010
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
Loans held for sale	$0	$3,715,671	$0	$3,715,671
Other real estate owned	0	863,941	0	863,941
Impaired loans	0	13,205,125	0	13,205,125
Total assets	$0	$17,784,737	$0	$17,784,737

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The table below summarizes fair value of financial assets and liabilities at December 31, 2011 and 2010.

	For the Years Ended December 31,
	2011		2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
$(000)s
Financial Assets
Cash and federal funds sold	$42,093	$42,093	$35,239	$35,239
Investment securities	67,611	67,611	63,050	63,050
Loans, net of allowance for credit losses	291,254	291,427	292,491	294,838
Loans held for sale	486	486	3,716	3,716
Bank owned life insurance	7,083	7,083	6,818	6,818
Other investments, at cost	4,405	4,405	4,609	4,609
TOTAL	$412,932	$413,105	$405,923	$408,270
Financial Liabilities
Deposits	$327,793	$328,864	$320,499	$321,441
Borrowings	40,041	41,935	43,588	44,605
TOTAL	$367,834	$370,799	$364,087	$366,046

NOTE 17 – REGULATORY MATTERS

DBI and DSB are subject to various regulatory capital requirements administered by the federal and state banking agencies.  Failure to meet minimum capital requirements can initiate certain mandatory and possible addition discretionary actions by regulators that, if undertaken, could have a direct material effect on DBI’s financial statements.  Under capital adequacy guidelines and regulatory framework for prompt corrective action, DBI must meet specific capital guidelines that involve quantitative measures of DBI’s assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices.  DBI’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require DBI and DSB to maintain minimum amounts and ratios (set forth in the table below) of Total Capital and Tier 1 Capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 Capital (as defined) to average assets (as defined).  Management believes, as of December 31, 2011, that DBI and DSB meet all capital adequacy requirements to which they are subject.

As of December 31, 2011, the most recent notification from the Federal Deposit Insurance Corporation categorized DSB as well-capitalized under the regulatory framework for prompt corrective action.  To be categorized well-capitalized DSB must maintain minimum total risk-based, tier 1 risk-based and tier 1 leverage ratios as set forth in the table below.

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

The Company’s actual capital amounts and ratios are also presented in the table below:

					To Be Well Capitalized
					Under Prompt
			For Capital		Corrective
	Amount		Adequacy Purposes:		Action Provision:
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2011
Denmark Bancshares, Inc.
Total Capital (to Risk-Weighted Assets)	$60,203,808	19.6%	$24,611,186	>8.0%	N/A	N/A
Tier 1 Capital (to Risk-Weighted Assets)	$56,324,574	18.3%	$12,305,593	>4.0%	N/A	N/A
Tier 1 Capital (to Average Assets)*	$56,324,574	13.7%	$16,452,201	>4.0%	N/A	N/A
Denmark State Bank
Total Capital (to Risk-Weighted Assets)	$44,017,871	16.0%	$21,983,039	>8.0%	$27,478,799	>10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$40,550,796	14.8%	$10,991,520	>4.0%	$16,487,279	> 6.0%
Tier 1 Capital (to Average Assets)*	$40,550,796	10.7%	$15,136,316	>4.0%	$18,920,395	> 5.0%
As of December 31, 2010
Denmark Bancshares, Inc.
Total Capital (to Risk-Weighted Assets)	$58,266,029	18.3%	$25,505,855	>8.0%	N/A	N/A
Tier 1 Capital (to Risk-Weighted Assets)	$54,245,193	17.0%	$12,752,928	>4.0%	N/A	N/A
Tier 1 Capital (to Average Assets)*	$54,245,193	13.5%	$16,056,196	>4.0%	N/A	N/A
Denmark State Bank
Total Capital (to Risk-Weighted Assets)	$42,744,800	15.1%	$22,726,778	>8.0%	$28,408,472	>10.0%
Tier 1 Capital (to Risk-Weighted Assets)	$39,159,414	13.8%	$11,363,389	>4.0%	$17,045,083	> 6.0%
Tier 1 Capital (to Average Assets)*	$39,159,414	10.7%	$14,699,556	>4.0%	$18,374,444	> 5.0%
*Average assets are based on the most recent quarter's adjusted average total assets.

Wisconsin law provides that state chartered banks may declare and pay dividends out of undivided profits but only after provision has been made for all expenses, losses, required reserves, taxes and interest accrued or due from the bank.  Payment of dividends in some circumstances may require the written consent of the Wisconsin Department of Financial Institutions –Division of Banking (“WDFI”).

NOTE 18 – MORTGAGE SERVICING RIGHTS, NET

MSRs are recognized based on the fair value of the servicing right on the date the corresponding mortgage loan is sold.  An estimate of DBI’s MSRs is determined using assumptions that market participants would use in estimating future net servicing income, including estimates of prepayment speeds, discount rate, default rates, cost to service, escrow account earnings, contractual servicing fee income, ancillary income and late fees.  Subsequent to the date of transfer, DBI has elected to measure its MSRs under the amortization method. Under this method, MSRs are amortized in proportion to, and over the period of, estimated net servicing income.

DBI has recorded MSRs related to loans sold without recourse to Fannie Mae.  DBI sells conforming, fixed-rate, closed-end, residential real estate mortgages to Fannie Mae.  Prior to January 1, 2011, the volume of loans sold with servicing retained was not significant; therefore, no servicing rights were capitalized.  The unpaid principal balances of residential mortgage loans serviced for FNMA were $4.2 million at December 31, 2011.

The change in amortized MSRs and the related valuation allowance for the year-ended December 31, 2011, is presented below:

December 31,
2011
Mortgage servicing rights, beginning of period	$0
Additions from originated servicing	26,537
Amortization expense	(1,400)
Change in valuation allowance	0
Mortgage servicing rights, end of period	$25,137

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

DBI periodically evaluates mortgage servicing rights for impairment. At December 31, 2011, there was no valuation allowance for amortized MSRs.  Impairment is determined by stratifying MSRs into groupings based on predominant risk characteristics, such as interest rate and loan type.  If, by individual stratum, the carrying amount of the MSRs exceeds fair value, a valuation reserve is established.  The valuation reserve is adjusted as the fair value changes.

Data used in the fair value calculation related to MSRs at December 31, 2011, is presented below.

Loan Type	Interest Rates	Original Balance	Original MSR
30-year	Less than 4.750%	$599,500	$4,496
	4.750% - 6.750%	0	0
	Greater than 6.750%	0	0
	Total 30-year	$599,500	$4,496

20-year	Less than 4.500%	$801,100	$5,383
	4.500% - 6.500%	0	0
	Greater than 6.500%	0	0
	Total 20-year	$801,100	$5,383

15-year	Less than 4.000%	$1,973,500	$12,118
	4.000% - 6.000%	0	0
	Greater than 6.000%	40,000	200
	Total 15-year	$2,013,500	$12,318

10-year	Less than 3.750%	$794,000	$4,340
	3.750% - 5.750%	0	0
	Greater than 5.750%	0	0
	Total 10-year	$794,000	$4,340

	Total	$4,208,100	$26,537

Management’s Discussion and Analysis

Background

Management’s discussion and analysis of the financial condition and results of operations of Denmark Bancshares, Inc. and its subsidiaries (“DBI”), is intended as a review of significant factors affecting DBI’s consolidated results of operations during the three-year period ended December 31, 2011, and DBI’s consolidated financial condition at the end of each year of the two-year period ended December 31, 2011.  This discussion should be read in conjunction with the “CONSOLIDATED FINANCIAL STATEMENTS” including the accompanying notes, and the “SELECTED FINANCIAL DATA” presented elsewhere in this report.  DBI’s subsidiaries are Denmark State Bank (“DSB”), Denmark Agricultural Credit Corporation (“DACC”), and DBI Properties, Inc. (“Properties”).  Properties was formed in February 2009 for the purpose of holding certain foreclosed properties.

This report may contain certain forward-looking statements, including without limitation, statements regarding the adequacy of the allowance for loan and lease losses, the amounts of expected charge-offs and recoveries, capacity for paying dividends and expected liquidity.  These forward-looking statements are inherently uncertain and actual results may differ from Management’s expectations.  The following factors, which among others, could impact current and future performance include but are not limited to: (i) adverse changes in asset quality and resulting credit and risk-related losses and expenses; (ii) adverse changes in the local economy; (iii) fluctuations in market rates and prices which can negatively affect net interest margin, asset valuations and expense expectations; and (iv) changes in regulatory requirements of federal and state agencies applicable to banks and bank holding companies, which could have materially adverse effects on DBI’s future operating results.  When relying on forward-looking statements to make decisions with respect to DBI, investors and others are cautioned to consider these and other risks and uncertainties, including the risks described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year-ended December 31, 2011.  All forward-looking statements contained in this report are based upon information presently available and DBI assumes no obligation to update any forward-looking statements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act

On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) into law.  This legislation makes extensive changes to the laws regulating financial services firms and requires significant rulemaking.  In addition, the legislation mandates multiple studies, which could result in additional legislative or regulatory action.  While the full effects of the legislation on DBI and DSB cannot yet be determined, this legislation is generally perceived as negatively impacting the banking industry.  This legislation may result in higher compliance and other costs, reduced revenues and higher capital and liquidity requirements, among other things, which could adversely affect DBI’s and DSB’s business.

Critical Accounting Policies

The accounting and reporting policies of DBI are in accordance with accounting principles generally accepted in the United States of America and conform to general practices in the banking industry.  The preparation of financial statements in conformity with these principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  These estimates and assumptions are based on information available at the date of the financial statements.  Certain policies inherently have a greater reliance on the use of estimates, assumptions, and judgments and as such have a greater possibility of producing results that could be materially different than originally reported.  Management believes that DBI’s critical accounting policies are those relating to the allowance for loan and lease losses, the valuation of investment securities and intangible assets.

Allowance for Loan and Lease Losses

The allowance for loan and lease losses (“ALLL”) is an estimate of the losses that may be sustained in the loan and lease portfolio.  Please refer to the Allowance for Loan Losses section of Note 4 – Loans above for detail on the allowance methodology.  Management believes the ALLL is appropriate as of December 31, 2011.

Valuation of Investment Securities

Investment securities are classified as available-for-sale and are valued at their fair market value.  Please refer to Note 3 – Investment Securities and Note 16 – Fair Value Measurements for additional details on the valuation of investment securities.

Management’s Discussion and Analysis

Other Real Estate Owned

Real estate that DBI has taken control of in partial or full satisfaction of debt is valued at the lower of book value or market value.  Please refer to Note 16 – Fair Value Measurements for additional information on the accounting policies related to the valuation of other real estate owned.

Glossary of Loan Terms

Impaired Loan – A loan is impaired when, based on current information and events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Impaired loans are measured at the estimated fair value of the collateral.  If the estimated fair value of the impaired loan is less than the recorded investment in the loan, an impairment is recognized by creating a valuation allowance.

Nonaccrual Loan – DSB’s policy is to place in nonaccrual status all loans which are contractually past due 90 days or more as to any payment of principal or interest and all other loans for which reasonable doubt exists as to the full, timely collection of interest or principal based on management’s view of the financial condition of the borrower.  When a loan is placed on nonaccrual, all interest previously accrued but not collected is reversed against current period interest income.  Income on such loans is then recognized only to the extent that cash is received and where the collection of principal is probable.  Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

Non-Performing Assets – Non-performing assets include nonaccrual loans as defined above and real and personal properties acquired in satisfaction of debts previously owed.

Past Due Accruing Loans – A loan on which all or part of a scheduled payment is delinquent by more than 30 days but less than 90 days past due, except loans that are considered nonaccrual.

Potential Problem Loans – Potential problem loans are accruing loans in which there exists doubt as to the ability of the borrower to comply with present loan repayment terms.  Management’s decision to place loans in this category does not necessarily mean that DBI expects losses to occur on these loans, but that management recognizes that a higher degree of risk is associated with these accruing loans and they deserve closer scrutiny.

Restructured Loans – Restructured loans involve the granting of some concession to a borrower experiencing financial difficulties that involves the modification of terms of the loan, such as changes in the payment schedule, the amortization term, the interest rate, or a combination of these.

Risk Rating – Risk rating, which is also sometimes referred to as loan grade, is the credit quality grade assigned to each loan.  Loans are assigned a risk rating upon origination.  Lenders and credit review analysts conduct periodic reviews and evaluations and make adjustments to the assigned grades when appropriate. The range of categories from the best quality to the worst is as follows: highest quality, solid quality, some weakness, inherent industry weakness, special mention, substandard, doubtful and loss.  Impaired loans are generally rated a substandard or lower risk rating.

Special Mention Loans – Loans classified “special mention” are one step above substandard loans as described below.  These loans contain some weaknesses, which if not corrected or improved upon could lead to further deterioration and a lower rating.

Substandard – A “substandard” loan is a loan that is inadequately protected by the current net worth and paying capacity of the borrower or the value of the collateral.  Loans classified “substandard” have well-defined weaknesses that jeopardize prospects for liquidation and are characterized by the distinct possibility that some loss will be sustained if the deficiencies are not corrected.

OVERVIEW

DBI recorded net income of $3.6 million or $30.37 per share for the year-ended December 31, 2011, up from $3.4 million or $28.94 per share in 2010.  Return on average assets and return on average equity for 2011 were 0.88% and 6.65%, respectively, compared to 0.85% and 6.63%, respectively, for the same period one year ago.

DBI’s profitability is largely dependent on the loan portfolio.  Interest income and fees on loans totaling $15.6 million in 2011 represents 78% of gross revenues.  Average loans outstanding decreased by $3.8 million during 2011, and total loans outstanding at December 31, 2011 were $1.5 million lower than the previous year-end.

Management’s Discussion and Analysis

The increase in net income for 2011 was the result of several expense reductions.  The provision for loan losses fell by $0.6 million, the expenses of holding and disposing of acquired properties (other real estate owned) fell by $0.4 million, the FDIC insurance assessment declined by $0.3 million and salaries and employee benefits were reduced by $0.2 million.  These expense reductions more than offset the decline in net interest income of $0.7 million, the increase in income tax expense of $0.4 million and the increase in data processing expenses of $0.1 million.

DBI’s annual provision for loan losses was $0.6 million in 2011 compared to $1.2 million during 2010.  The ratio of allowance for loan losses to total loans was 2.21% at December 31, 2011, compared to 2.29% at December 31, 2010.  Net charge-offs for 2011 totaled $0.9 million compared to net charge-offs of $0.6 million in the prior year.  DBI’s ratio of loans over 30 days past due (including nonaccrual loans) to total loans was 3.6% as of December 31, 2011 compared to 3.0% as of year-end 2010.  Loans past due less than 90 days and still accruing were $2.0 million at December 31, 2011 compared to $0.5 million one year earlier and nonaccrual loans increased to $8.7 million compared to $8.6 during the same period.

The special asset group (formed in 2009 and consisting of three lenders) closely monitors problem credits and initiates foreclosure proceedings, personal property asset repossessions and disposition of acquired properties.  DBI disposed of eighteen real estate properties totaling $2.3 million and acquired fourteen properties valued at $2.2 million in 2011.  At year-end 2011, DBI owned seven properties valued at $0.8 million.  DBI recorded $0.2 million of expenses associated with foreclosed properties during 2011 compared to $0.6 million during 2010.  These expenses do not include the additional costs of management salaries and benefits for workout specialists.  Expenses associated with acquired properties will remain elevated until the nonperforming assets decline significantly.  DBI had approximately a dozen foreclosure proceedings in process at year-end and will continue to aggressively collect nonperforming loans and dispose of acquired properties.

DBI’s loan portfolio contains $224 million or 75% of total loans secured by real estate.  The decline in the residential and commercial real estate values throughout our market area has caused some loans to be under collateralized.  DBI also has a niche in agricultural lending in its market area.  The agricultural loan portfolio (including loans secured by farmland) was $106 million at year-end 2011 and represents 36% of total loans.  The agricultural economy experiences cyclical fluctuations and is discussed below.  DBI experienced net recoveries during the last five years on the agricultural portfolio and a low level of past due loans.  The commercial real estate portfolio was $61 million or 20% of total loans at year-end 2011.  The construction and land development portfolio has declined 60% from a high of $29.2 million in 2005 to $11.7 million at year-end 2011.  The inventory of available commercial real estate remains high and prices remain at depressed levels.  Nonaccrual commercial real estate loans totaled $2.3 million and represents 27% of DBI’s total nonaccrual loans.

DBI continues to experience asset quality issues in the investment portfolio and recognized OTTI credit losses totaling $0.2 million during 2011 compared to $0.1 million in 2010.  The OTTI credit losses during the past two years related to one non-agency residential mortgage-backed security with loans concentrated in California, which experienced severe housing price declines.  This security, along with another similarly structured non-agency MBS that had recognized credit losses in 2009, were AAA rated when purchased but are backed by option adjustable rate mortgages (“ARMs”), including some with negative amortization features.  DBI continues to closely monitor the non-agency MBS portfolio and additional credit losses are possible.

Net interest income for 2011 was $13.8 million compared to $14.5 million during 2010.  Noninterest income decreased from $2.1 million in 2010 to $2.0 million during 2011, while noninterest expense declined from $10.6 million in 2010 to $9.8 million for the current year.  DBI measures how efficiently it is generating net income by comparing its spending on noninterest overhead expenses to its operating income.  The resulting computation is called the efficiency ratio.  A lower ratio indicates better efficiency.  The efficiency ratio was 60% for 2011, compared to 61% and 60% for the years 2010 and 2009, respectively.  The 2011, 2010 and 2009 efficiency ratios, calculated without the nonrecurring expenses of $0.2 million, $0.6 million and $0.5 million, respectively, associated with foreclosed properties were 59%, 58% and 57%, respectively.  The significant items of noninterest expense are discussed on the following pages.

As of December 31, 2011, DBI’s leverage capital ratio (tier 1 capital to average assets) of 13.7% and total capital as percentage of risk-based assets ratio of 19.6% compared to 13.5% and 18.3%, respectively, as of December 31, 2010.  DBI declared dividends totaling $14.50 per share which represented a dividend payout of 48% of earnings per share of $30.37 in 2011.  DBI continues to maintain a strong capital position which allows DBI the potential for growth in total assets.

DBI maintains liquid assets and established lines of credit to meet its liquidity needs.  DBI has a Contingency Funding Plan that, among other things, identifies liquidity risks, requires periodic reporting to the Board of Directors and defines a liquidity crisis.  The plan reviews the assets and liabilities based sources and uses of liquidity for DBI, DSB and DACC.  DSB relies on a stable mix of funding sources and only had $250,000 in brokered deposits as of year-end 2011.  DSB’s net noncore fund dependence as of December 31, 2011, was 6%.  Management believes DBI’s liquidity position is adequate under current economic conditions.

Management’s Discussion and Analysis

Local Economy Rebounding Slowly

The local economic conditions prevailing at year-end 2011 varied by county, but each county experienced lower unemployment than one year earlier.  The areas’ unemployment rates in December 2011 were lower than the national unemployment rate of 8.5%.  Local unemployment rates ranged from a low of 6.1% in Brown County to a high of 7.2% in Manitowoc County, compared to 6.3% and 8.0%, respectively one year ago.  Brown County home sales were flat with 2,104 home sales reported in 2011 compared to 2,103 units in 2010.  The median price of a home in Brown County in 2011 was $137,000 compared to $139,000 and $135,000 during 2010 and 2009, respectively.

The 2011 net farm income of $2.4 billion for Wisconsin farmers was $300 million higher than 2010 and topped the previous record high set in 2007 by approximately $50 million.  The last two years represent a sharp rebound from 2009, which was one of the worst economic years since the early 1970s. Net farm income totaled $800 million in 2009 with milk prices averaging only $13 per hundredweight.  Milk prices increased 25% in 2011 and averaged $20 per hundredweight compared to $16 per hundredweight in 2010.  2011 milk prices set a new record by topping the $19 per hundredweight milk prices in 2007.

The U.S. economy posted real GDP of about 1.7% in 2011 compared to 3.0% in 2010.  The national unemployment rate remained elevated.  The December 2011 rate was 8.5% compared to 9.4% one year earlier.  U.S. housing starts for 2011 were approximately 3% higher than 2010 but only about 30% of the peak experienced in 2005.  U.S. home prices were about 4% lower in 2011 compared to 2010 and are down about 30% since 2005-2006.  U.S. inflation increased as food and energy prices rose.  The challenges in 2012 will include the high residual unemployment, continued weakness in housing, the national debt level, Congressional gridlock in an election year, political uncertainty about increased taxes, increased regulation on businesses and the Euro zone debt crisis and possible economic downturn.

Interest rates remained low in 2011 due to the continued stressed economic conditions.  The Federal Reserve kept the federal funds rate (inter-bank lending rate) at 0% - 0.25% throughout all of 2009, 2010 and 2011 and the prime rate of interest set by banks remained at 3.25%.  The Federal Open Market Committee recently announced they expect the rate to remain at that level until late 2014.

Banking Industry Shows Signs of Improvements

It continues to be a challenging but improving period for many banks nationwide as 92 more FDIC-insured banks failed in 2011 compared to 157 bank failures in 2010 and 140 in 2009.  The percentage of unprofitable banks has fallen to about 15%, net income has been rising, loan loss provisions and net charge-offs falling, and capital and liquidity levels have been increasing. However, net interest margin has fallen slightly and the number of banks on the FDIC’s problem list still exceeds 800.

The challenges facing DBI for 2012 are similar to those identified last year.  Management has identified the following continuing initiatives:

1.)

Improve the credit quality of the loan portfolio by lowering the nonperforming assets through proactive monitoring of the performing portfolio, aggressive collection of the nonperforming loans, selling the foreclosed properties, reducing expense related to foreclosed properties and adding new higher quality loans.

2.)	Comply with the new regulations mandated by the Consumer Protection Act and dealing with a new regulator (Bureau of Consumer Financial Protection) created by the Dodd-Frank Wall Street Reform Act.

3.)

Manage interest rate risk in the current environment of historically low interest rates with the expectation that rates will increase rapidly when the Fed reverses the current monetary policy.  DBI’s Asset Liability Committee is closely monitoring market interest rates and will adjust loan and deposit rates and terms accordingly.  DBI has limited most recent investment purchase maturities to five years or less.

4.)

Closely monitor the agricultural real estate portfolio and lending conservatively as farmland values are almost 60% higher than their levels in 2000.  As corn and soybean prices have increased, so has the value of farmland.  The last major decline in farmland prices occurred in the early 1980s.

5.)	Grow the loan portfolio with quality credits in this still sluggish economy. Quality loan growth will be required in order to increase net interest income and overall profitability.

Management’s Discussion and Analysis

RESULTS OF OPERATIONS

The following table sets forth certain items of income and expense as well as period-to-period percentage increases (decreases) for DBI on a consolidated basis during the most recent three fiscal years:

				Percent
				Increase (Decrease)
	2011	2010	2009	2011/10	2010/09
$(000)s
Interest income	$17,877	$19,495	$21,156	(8%)	(8%)
Interest expense	4,104	4,986	6,558	(18%)	(24%)
Net interest income	13,773	14,509	14,598	(5%)	(1%)
Provision for credit losses	600	1,240	5,501	(52%)	(78%)
Noninterest income	2,023	2,084	1,875	(3%)	11%
Noninterest expense	9,985	10,709	10,751	(7%)	0%
Net income	3,611	3,442	878	5%	292%

Earnings Performance Summary

Net income for the year-ended December 31, 2011 was $3.6 million.  This represents a $0.2 million or 4.9% increase compared to 2010 earnings.  The increase is attributable to improvements in several areas, including a reduction in the provision for loan losses of $0.6 million; a decline in expenses related to and losses recognized on the sale of other real estate owned of $0.4 million; FDIC premium expense that was $0.3 million lower and a $0.2 million reduction in salaries and employee benefits compared to one year earlier.  These improvements were partially offset by a decline in net interest income of $0.7 million and an increase in credit loss recognized on a security that is other-than-temporarily impaired of $0.1 million during the same period.

DBI recorded net income of $3.4 million in 2010.  This represents an increase of $2.6 million or 292% compared to 2009 earnings.  The increase in net income is primarily attributable to a decrease in the provision for loan losses of $4.3 million, as well as an increase in non-interest income of $0.2 million.  Total interest income in 2010 decreased by $1.7 million or 8% from 2009, while total interest expense in 2010 fell by $1.6 million or 24% from 2009.  This resulted in a decrease of $0.1 million in net interest income for the year ended December 31, 2010, compared to one year earlier.

On a per share basis, net income was $30.37 in 2011 compared to $28.94 in 2010 and $7.38 in 2009.  Return on average assets for DBI was 0.88% in 2011, 0.85% in 2010 and 0.22% in 2009.  Return on average equity in 2011 was 6.7% compared to 6.7% and 1.7% in 2010 and 2009, respectively.

Income Taxes

DBI recorded a combined federal and state income tax provision of $1.6 million during 2011, $1.2 million in 2010 and a tax benefit of $0.7 million in 2009.  These reflect an effective income tax rate of 31%, 26% and (295%) in 2011, 2010 and 2009 respectively.  The fact that the effective income tax rates are lower than the federal tax rate is primarily attributable to non-taxable interest income earned on state and local government investment securities in relation to pre-tax income.

Management’s Discussion and Analysis

DBI’s consolidated average statements of financial condition, interest earned and interest paid, and the average interest rates earned and paid for each of the last three years are:

	2011			2010			2009
(In thousands)	Average	Income	Average	Average	Income	Average	Average	Income	Average
	Daily	and	Yield or	Daily	and	Yield or	Daily	and	Yield or
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Interest-earning assets:
Loans (1) (2)	$297,568	$15,624	5.25%	$301,339	$16,907	5.61%	$299,369	$17,748	5.93%
Investment securities: (3)
Taxable securities	46,767	1,124	2.40%	37,455	1,033	2.76%	34,150	1,569	4.59%
Nontaxable securities (2)	20,380	1,539	7.55%	28,721	2,269	7.90%	34,888	2,737	7.85%
Federal funds sold	12,037	18	0.15%	4,017	10	0.25%	3,573	10	0.28%
Other investments	11,450	113	0.99%	2,835	76	2.68%	5,014	52	1.03%
Total earning assets	$388,202	$18,418	4.74%	$374,367	$20,295	5.42%	$376,994	$22,116	5.87%
Noninterest-earning assets:
Cash and due from
banks	$8,461			$11,339			$9,520
Allowance for credit
losses	(6,654)			(6,570)			(6,587)
Premises and equipment	7,212			7,415			7,704
Other assets	12,613			17,532			10,609
TOTAL ASSETS	$409,834			$404,083			$398,240

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	$20,525	$39	0.19%	$19,341	$39	0.20%	$17,548	$53	0.30%
Savings accounts	20,837	66	0.32%	17,671	46	0.26%	17,215	51	0.30%
Money market accounts	121,788	909	0.75%	110,211	998	0.91%	92,509	1,009	1.09%
Time deposits	113,218	1,976	1.75%	123,655	2,689	2.17%	135,402	3,958	2.92%
Short-term borrowing	13,185	107	0.81%	18,696	162	0.87%	19,261	201	1.04%
Long-term debt	29,432	1,006	3.42%	27,937	1,052	3.77%	32,176	1,286	4.00%
Total interest-
bearing liabilities	$318,985	$4,103	1.29%	$317,511	$4,986	1.57%	$314,111	$6,558	2.09%

Non-interest-bearing liabilities and stockholders' equity:
Demand deposits	$35,332			$32,788			$30,384
Other liabilities	1,253			1,866			2,063
Stockholders' equity	54,264			51,918			51,682
TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY $000,000	$409,834			$404,083			$398,240
Net interest income
and rate spread		$14,315	3.45%		$15,309	3.85%		$15,558	3.78%

Net yield on interest
earning assets			3.69%			4.09%			4.13%

(1) Nonaccrual loans are included in the average daily balance figure, but interest income associated with these loans is recognized under the cash basis method of accounting.

(2) The yield on tax-exempt loans and securities is computed on a tax-equivalent basis using a tax rate of 34%.

(3) Securities are shown at amortized cost.

Management’s Discussion and Analysis

Net Interest Income

The following table sets forth a summary of the changes in interest earned and interest paid resulting from changes in volume and changes in rates.  Changes that are not due solely to volume or rate have been allocated to rate.

	Years Ended December 31,
	2011			2010
	Increase (Decrease)			Increase (Decrease)
	Due to Change In			Due to Change In
$(000)s	Average	Average	Total	Average	Average	Total
	Balance	Rate	Change	Balance	Rate	Change
Interest income:
Loans (1)	($211)	($1,071)	($1,282)	$117	($959)	($842)
Taxable securities	257	(166)	91	152	(688)	(536)
Nontaxable securities (1)	(659)	(71)	(730)	(484)	16	(468)
Federal funds sold	19	(11)	8	1	(1)	0
Other investments	236	(200)	36	(23)	48	25
Total interest income	($358)	($1,519)	($1,877)	($237)	($1,584)	($1,821)
Interest expense:
NOW accounts	$2	($2)	$0	$5	($20)	($15)
Savings accounts	8	10	18	1	(5)	(4)
Money market accounts	105	(193)	(88)	193	(204)	(11)
Certificates and other time deposits	(227)	(486)	(713)	(343)	(925)	(1,268)
Other borrowed funds	(104)	5	(99)	(139)	(135)	(274)
Total interest expense	($216)	($666)	($882)	($283)	($1,289)	($1,572)
Net interest income	($142)	($853)	($995)	$46	($295)	($249)

(1) Shown on a fully taxable equivalent basis assuming a federal income tax rate of 34%.

Net interest income is the largest component of DBI’s operating income.  Net interest income represents the difference between interest income on earning assets, such as loans and securities, and the interest expense on deposits and other borrowed funds.  Net interest income is affected by fluctuations in interest rates and by changes in the volume of earning assets and interest-bearing liabilities outstanding.  Net interest income in the following discussion has been adjusted to a tax-equivalent level (tax-exempt interest has been increased to a level that would yield the same after-tax income had been income subject to tax at a 34% tax rate) and therefore differs from the amount reported in the consolidated statements of income.

Net interest income on a tax-equivalent basis decreased $1.0 million or 6.5% between 2011 and 2010.  The decline is primarily a result of a $1.9 million reduction in interest income.  Of this reduction, $1.5 million was due to the decline in average yield on earning assets during 2011 and $0.4 million was attributed to a shift in average balances between asset categories.  This resulted in a 68 basis point decline in the tax-equivalent yield on earning assets to 4.74% in 2011 from 5.42% in 2010.  The tax-equivalent cost of funds on interest-bearing liabilities declined 28 basis points primarily due to a 42 basis point decline in rates paid on time deposits.  Net interest spread is the difference between the average yield on assets and the average rate incurred on liabilities.  The improvement in the cost of funds during 2011 partially offset the increase in the yield on earning assets to result in a 40 basis point decline in the net interest spread to 3.45% in 2011 from 3.85% in 2010.

Net interest income on a tax-equivalent basis decreased $0.2 million or 2% between 2010 and 2009.  The decline is the result of an increase in the average balance of interest-bearing liabilities of $3.4 million and a decrease in the average balance of interest-earning assets of $2.6 million.  Despite the decline in the net interest income, the net interest spread increased 7 basis points.  The increase was mostly attributable to a lower overall cost of funds, which declined 52 basis points from 2.09% in 2009 to 1.57% in 2010.  This improvement was primarily due to a decline in certificates of deposit rates of 75 basis points from the prior year.  This was partially offset by a decline in the yield earned on assets which fell 45 basis points.  The tax-equivalent net interest spread was 3.85% during 2010 compared to 3.78% during 2009.

Management’s Discussion and Analysis

Noninterest Income

The following table sets forth certain items of noninterest income:

				Percent
$(000)s)				Increase (Decrease)
Noninterest income:	2011	2010	2009	2011/10	2010/09
Service fees and commissions	$877	$906	$895	(3%)	1%
Investment security gains	32	68	38	(53)	79
Loan sale gains	343	300	285	14	5
Bank owned life insurance	265	264	269	0	(2)
Other	506	546	388	(7)	41
Total noninterest income	$2,023	$2,084	$1,875	(3%)	11%

During 2011, DBI posted noninterest income of $2.0 million, a decline of $0.1 million or 2.9% from 2010.  This is due in large part to a decline in rental income on other real estate, which is reported in other noninterest income, of $0.1 million or 52.8% in 2011 from that recognized in 2010. Most of the properties that provided rental income during 2010 were sold, including the property held by DBI Properties that was sold at the end of 2010.  Investment security gains were $31,953 during 2011 which was 53.1% lower than gains recorded in 2010. Service fees and commissions fell $28,428 or 3.1% to $877,338 due to a reduction in overdraft fees of $30,851 from the prior year.  These declines were partially offset by an increase in loan sale gains of $42,538 or 14.2% during 2011 over 2010 along with an increase in rental income received on the lease of office space at the Wrightstown branch of $46,362 compared to the prior year.

Noninterest income in 2010 was $2.1 million, an increase of $0.2 million or 11% over 2009.  The increase is due to improvements in several areas.  Rental income on other real estate properties increased $0.1 million or 77% in 2010 over income posted in 2009 due to rents received on the property held by DBI’s real estate subsidiary during most of 2010.  Rental income received on the lease of excess office space at the Wrightstown branch resulted in an increase of $45,896 or 414% for the year-ended December 31, 2010 compared to one year earlier.  ATM and VISA surcharge income was 20% higher, totaling $0.3 million in 2010 compared to $0.2 million in 2009.  Investment securities gains of $68,156 were recognized during 2010, an increase of 79% over the gains in 2009.  The securities sales were executed in an effort to increase the credit quality of DBI’s investment portfolio.

Other-than-Temporary Impairment Losses

In April 2009, the FASB issued guidance under Topic 320, “Investments – Debt and Equity Securities” to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments (“OTTI”) on debt and equity securities in the financial statements.  Under Topic 320, if the determination is made that there is OTTI and that a credit loss exists but the entity does not intend to sell the debt security, and it is not more likely than not that the entity will be required to sell the debt security before the anticipated recovery of its remaining amortized cost basis, the presentation and amount of the OTTI recognized in the statement of earnings is changed.  Only the portion related to the credit loss is recognized in the statement of earnings and the impairment related to all other factors is recognized in other comprehensive income.

Two corporate-issued mortgage-backed securities analyzed for OTTI were determined to be other-than-temporarily impaired during 2009.  A portion of the unrealized loss was found to be related to credit loss.  As such, $0.3 million was written off through the income statement in 2009.  Ongoing quarterly analysis on these securities has resulted in additional credit losses due to changes and further deterioration in the housing market since the original analysis.  Additional losses of $0.1 million and $0.2 million were recognized through the income statement during 2010 and 2011, respectively, on one of the two securities. Total OTTI credit losses posted to the income statement to-date are $0.6 million.  Additional details on the analysis that was performed on these securities can be found in Note 3 – Investment Securities.

Management’s Discussion and Analysis

Noninterest Expense

Total noninterest expense declined $0.8 million or 7.6% to $9.8 million in 2011 compared to $10.6 million in 2010.  Other real estate-related expenses declined $0.4 million during 2011 compared to 2010.  FDIC premium expense was $0.3 million or 41.5% lower during the current year than one year prior.  In addition to these improvements in noninterest expense, salaries and employee benefits declined $0.2 million to $6.0 million in 2011 compared to $6.2 million in 2010.

The following table sets forth certain items of noninterest expense:

				Percent
$(000)s				Increase (Decrease)
Noninterest expense:	2011	2010	2009	2011/10	2010/09
Salaries and employee benefits	$6,006	$6,232	$6,049	(4%)	3%
Occupancy expenses	932	1,022	1,128	(9)	(9)
Data processing expenses	817	676	670	21	1
(Gain) loss on sale of ORE	(9)	126	29	(107)	334
Other real estate expenses	203	457	472	(56)	(3)
Professional fees	365	364	331	0	10
FDIC insurance	380	649	617	(41)	5
Amortization of intangibles	192	192	192	0	0
Printing and supplies expenses	128	130	167	(2)	(22)
Directors and committee fees	154	140	132	10	6
Marketing expenses	127	103	112	23	(8)
Other operating expenses	485	498	539	(3)	(8)
Total noninterest expense	$9,780	$10,589	$10,438	(8%)	1%

Expenses related to operating other real estate properties and the loss on the sale of such properties were $0.4 million or 66.8% lower in 2011 than those expenses reported during 2010.  Reductions in real estate tax and legal expense were the primary factors in the $0.3 million improvement in the operating expenses related to other real estate owned during 2011.  Loss on sale of other real estate was $0.1 million lower due to a modest net gain on sales of $9,467 posted during the year-ended December 31, 2011 compared to losses of $126,289 recognized one year prior.

Lower FDIC insurance premiums resulted from a new premium structure implemented by the FDIC effective April 1, 2011.  As such, expenses related to the premiums declined $0.3 million or 41.5% from $0.7 million in 2010 to $0.4 million during the current year.

Salaries and employee benefits decreased by $0.2 million or 3.6% to $6.0 million in 2011 compared to $6.2 million in 2010.  This reduction is due, in part, to a decline in the number of full-time equivalent employees from 87 in 2010 to 83 in 2011.  In addition, there was a reduction to the bonus accrual in 2011 due to a modest over-accrual for 2010 bonuses that were paid out during the first quarter of 2011.

Occupancy expenses fell by $0.1 million or 8.8% for the year-ended December 31, 2011 to $0.9 million from $1.0 million recorded in the prior year.   This decline is primarily attributable to lower depreciation expense given the minimal additions to fixed assets during 2011.  The declining trend in depreciation expense is not likely to continue in the next year, however, given a remodeling project that is currently in the planning phase for the Denmark office.  The purpose of the project is to create a more efficient work area and to relocate some sales staff to that office in order to maximize customer interaction with bank personnel.  This will also allow for the potential to realize rental income from office space that will open up due to the relocation of the sales staff.

Total noninterest expense was $10.6 million, an increase of $0.2 million or 1.0% in 2010 from $10.4 million in 2009.  Salaries and employee benefits increased 3.0% or $0.2 million over expenses recorded in 2009.  Net losses recorded on sales or write-downs of other real estate properties acquired through foreclosure increased $0.1 million compared to 2009. Occupancy expenses declined by 9.4% or $0.1 million for the year-ended December 31, 2010 from $1.1 million recorded one year prior.

Management’s Discussion and Analysis

Salaries and employee benefits expense increased $0.2 million or 3.0% in 2010. The increase was primarily attributable to an  accrual of $0.4 million during 2010 for incentives while there were no incentives accrued during 2009, as well as an increase of $0.1 million in deferred compensation for plans that were established in 2010.  These increased expenses were partially offset by a decline of $0.2 million or 19.3% in health and life insurance expenses during 2010 resulting from a 50% decrease in the amount of life insurance provided to employees, the introduction of a high deductible health plan with lower premiums, the reduced number of employees covered under the plans and a provider rebate received during 2010 that was not received in 2009.  The number of full-time equivalent employees declined from 96 in 2009 to 87 in 2010.

Net losses recorded on sales or write-downs of other real estate properties increased $0.1 million in 2010 compared to the prior year.  This is primarily due to write-downs taken on three properties in 2010 subsequent to the properties being moved into other real estate due to further deterioration in the market.

Occupancy expenses decreased by $0.1 million or 9.4% in 2010 primarily as a result of lower depreciation expense in 2010 versus 2009.

FINANCIAL CONDITION

The following table sets forth certain assets and liabilities of DBI on a consolidated basis as of the end of each of the three most recent fiscal years and period-to-period percentage increases (decreases):

				Percentage
				Increase (Decrease)
$(000)s	2011	2010	2009	2011/10	2010/09
Cash and due from banks	$21,906	$16,918	$17,426	29%	(3%)
Federal funds sold	20,187	18,321	3,500	10	423
Investment securities	67,611	63,050	67,115	7	(6)
Loans	297,832	299,355	296,633	(1)	1
Allowance for credit losses	(6,578)	(6,864)	(6,226)	(4)	10
Total assets	425,986	420,315	408,357	1	3
Deposits	327,793	320,499	306,478	2	5
Other borrowed funds	40,041	43,588	48,821	(8)	(11)
Stockholders' equity	56,023	53,926	51,104	4	6

Loans

Loans secured by agricultural real estate totaled $78.8 million and represented DBI’s largest single category of loans at the end of 2011.  At December 31, 2011, $106.4 million or 35.7% of outstanding loans were deemed “agricultural-related,” constituting the highest industrial concentration in the portfolio.  This is an increase of $9.9 million or 10.3% over year-end 2010 balances of $96.5 million.  USDA guaranteed loans purchased during 2011 account for $2.8 million of the increase in agricultural-related loans and a new customer relationship formed during the current year resulted in an increase of approximately $1.6 million in agricultural real estate loans and $1.3 million in loans secured by farm assets.

Loans secured by residential mortgages declined $5.3 million or 6.8% to $72.7 million during 2011 compared to $78.0 million at December 31, 2010.    The residential mortgages are substantially all fixed rate loans with original terms of three, five and ten years.  At the end of the original term, the notes are renewed, subject to updated credit and collateral valuation information.  Virtually all of these notes amortize principal indebtedness over a fifteen to thirty-year period, and are repriceable at fixed rates that generally follow prevailing longer-term rates.  DBI offers a Hometown Mortgage product to consumers and held $22.6 million of 10-year fixed rate mortgages yielding 5.31% at year-end 2011.  These loans will be held in the portfolio and require amortization over 30 years and balloon payment at the end of the 10-year term.  During 2011, $23.9 million of residential mortgages were sold on the secondary market.  Of those mortgages sold, $4.5 million were existing in-house real estate mortgages that were refinanced, which accounts for a significant portion of the decline in residential mortgages during 2011.

Commercial loans declined $7.2 million or 17.1% as of December 31, 2011 compared to one year prior.  The decrease in commercial loans can be attributed to a $3.0 million credit that paid off during 2011, as well as a decline of $3.4 million in draws against two large commercial lines of credit.

Management’s Discussion and Analysis

The following table sets forth major categories of loans (excluding loans held for sale) by primary collateral at the end of the last five years:

	December 31,
$(000)s	2011		2010		2009	2008	2007
Real estate:
Residential	$72,656	24.4%	$77,984	26.0%	$86,975	$93,693	$95,108
Commercial	60,865	20.4%	58,304	19.5%	58,242	53,828	59,169
Agricultural	78,768	26.5%	71,782	24.0%	54,661	47,405	43,445
Construction	11,655	3.9%	12,793	4.3%	15,737	20,200	22,723
Subtotal real estate loans	$223,944	75.2%	$220,863	73.8%	$215,615	$215,126	$220,445
Commercial	$35,178	11.8%	$42,427	14.2%	$27,310	$34,172	$33,241
Agricultural	27,661	9.3%	24,726	8.3%	42,164	41,249	39,582
Consumer and other	11,049	3.7%	11,339	3.7%	11,544	10,234	9,368
TOTAL	$297,832	100.0%	$299,355	100.0%	$296,633	$300,781	$302,636

The majority of DBI’s unsecured loans comprise credit card advances, which aggregated $0.5 million or 0.18% of total loans outstanding, personal reserve overdraft protection accounts, which totaled $0.3 million or 0.09% of total loans outstanding and deposit account overdrafts of $0.1 million at December 31, 2011.

The following table shows nonaccrual loans by primary collateral code as of the end of each of the last five years:

	December 31,
$(000)s	2011	2010	2009	2008	2007
Secured by real estate:
Residential	$2,195	$2,042	$4,001	$3,063	$3,246
Agricultural	0	0	95	253	366
Commercial	2,299	5,673	3,167	3,131	3,320
Construction	3,364	402	4,776	8,788	452
Subtotal real estate loans	$7,858	$8,117	$12,039	$15,235	$7,384
Secured by commercial assets	563	227	669	252	462
Secured by agricultural assets	0	116	13	0	12
Secured by other assets	235	173	32	32	46
TOTAL	$8,656	$8,633	$12,753	$15,519	$7,904

Nonaccrual loans remained relatively stable when comparing balances at December 31, 2011 with one year prior.  Loans secured by real estate comprise 90.8% or $7.9 million of total nonaccrual loans at year-end 2011.  Management considers these loans either adequately secured or has allocated an appropriate amount in the allowance for loan losses to cover a collateral shortfall.  Commercial real estate loans that are on nonaccrual declined $3.4 million or 59.5% during the current year while construction-related nonaccrual loans increased $3.0 million during this same period.  DBI has initiated legal proceedings against several of the borrowers whose loans are nonperforming as of year-end.

DBI has no loans accruing that are past due 90 days or more.  DBI’s policy is to place in nonaccrual status all loans which are contractually past due 90 days or more as to any payment of principal or interest and all other loans as to which reasonable doubt exists as to the full, timely collection of interest or principal based on management’s view of the financial condition of the borrower.  Previously accrued but uncollected interest on loans placed on nonaccrual status is charged against the current earnings, and interest income is thereafter recognized only when received.

Restructured loans at December 31, 2011 were $8.8 million compared to $5.9 million at year-end 2010.  Restructured loans involve the granting of some concession to a borrower that is experiencing financial difficulties.  A concession is considered granted when, as a result of the restructuring, all amounts due, including accrued interest at the original contract rate, are not expected to be collected.  A restructure may occur in exchange for additional collateral or guarantees from the debtor. A concession could also be considered granted if the debtor does not have access to funds at a market rate for debt with similar risk characteristics as the restructured debt.  This is considered to be at a below-market rate, although the lack of a market rate for debt with similar risk does not automatically indicate that the loan is a troubled debt restructuring.

Management’s Discussion and Analysis

Potential problem loans totaled $38.2 million at December 31, 2011 compared to $44.1 million one year earlier.  Potential problem loans are accruing loans in which there exists doubt as to the ability of the borrower to comply with present loan repayment terms.  Management’s decision to place loans in this category does not necessarily mean that DBI expects losses to occur on these loans, but that management recognizes that a higher degree of risk is associated with these accruing loans and they deserve closer scrutiny.  The potential problem loans are not concentrated in a particular industry or type.

The following table sets forth certain data concerning nonaccrual loans, restructured loans and other real estate owned (property acquired through foreclosure or in satisfaction of loans):

	Years Ended December 31,
	2011	2010	2009	2008	2007
$(000)s
Nonaccrual loans (1)	$8,656	$8,633	$12,753	$15,519	$7,904
Other real estate owned	802	864	1,700	868	2,542
Total nonperforming assets	$9,458	$9,497	$14,453	$16,387	$10,446

Troubled debt restructurings	$4,449	$4,642	$1,185	$1,410	$499

(1) Restructured loans included above	$4,343	$1,268	$1,233	$1,084	$2,411

Nonperforming loans to total loans	2.91%	2.88%	4.30%	5.16%	2.61%
Nonperforming assets to total assets	2.22%	2.26%	3.54%	3.96%	2.55%

Other real estate owned, which is included in other assets, totaled $0.8 million, $0.9 million and $1.7 million at December 31, 2011, 2010 and 2009, respectively.  The other real estate owned at year-end 2011 consists of three construction-related properties valued at $0.3 million, two residential real estate properties valued at $45,900, one commercial real estate property recorded at $0.2 million and one property secured by agricultural-related real estate with an estimated value of $0.2 million.  DBI acquired 14 properties during 2011 and sold 18 properties.  There was a moderate net gain realized on the sale of those properties of $9,467.  During 2011, DBI incurred expenses of $0.2 million associated with other real estate.  This is a reduction of $0.3 million or 55.6% compared with the expenses recognized during 2010.  These expenses consist primarily of real estate taxes, repairs, legal and insurance.

The following table sets forth the maturities of various categories of loans (excluding loans held for sale) by primary collateral as of December 31, 2011:

		Due from
	Due in One	One to	Due after
$(000)s	Year or Less	Five Years	Five Years	Total
Real estate:
Residential	$24,104	$21,153	$27,399	$72,656
Commercial	20,966	33,009	6,890	60,865
Agricultural	37,825	24,817	16,126	78,768
Construction	7,979	3,609	67	11,655
Subtotal real estate loans	90,874	82,588	50,482	223,944
Commercial	11,620	12,357	11,201	35,178
Agricultural	22,350	5,119	192	27,661
Consumer and other	3,222	7,240	587	11,049
TOTAL	$128,066	$107,304	$62,462	$297,832

See Note 13 – Related Party Transactions in the Notes to Consolidated Financial Statements for information regarding aggregate loans to related parties.

Management’s Discussion and Analysis

Loans maturing in more than one year at December 31, 2011 by fixed or variable rate are as follows:

$(000)s	Fixed Rate	Variable Rate	Total
Commercial and agricultural	$94,371	$15,340	$109,711
Other	50,807	9,248	60,055
TOTAL	$145,178	$24,588	$169,766

Allowance for Loan Losses

The allowance for loan losses is established through a provision for loan losses charged to expense.  Loans are charged against the allowance when management believes that the collection of the principal is unlikely.  The allowance is an amount that management believes will be adequate to absorb losses inherent in existing loans and commitments to extend credit.  The evaluations take into consideration a number of factors, including DSB’s and DACC’s loss experience in relation to outstanding loans and the existing level of the allowance for loan losses, changes in the nature and volume of the portfolio, overall portfolio quality, loan concentrations, specific problem loans, regular examinations and appraisals of the loan portfolios conducted by state and federal supervisory agencies, and current and anticipated economic conditions.  DBI applies risk factor percentages to certain categories of loans to estimate an appropriate allowance for loan losses.  Impaired loans are evaluated individually to determine an allocation related to those loans.  The allowance for loan losses represents management’s best judgment as to prudent aggregate allowance in connection with the total loan portfolio.

At December 31, 2011, DBI’s investment in impaired loans totaled $12.5 million compared to $12.4 million one year earlier.  The impaired loans required a related allowance allocation of $1.6 million at year-end 2011.  Impaired loans are measured at the estimated fair value of the collateral.

In 2011, DBI’s provision for loan losses was $0.6 million compared to $1.2 million and $5.5 million during 2010 and 2009, respectively.  Net charge-offs were $0.9 million for the year-ended December 31, 2011 compared to net charge-offs of $0.6 million and $5.6 million for the years ended 2010 and 2009, respectively.  The ratio of allowance for loan losses to total loans was 2.21% at December 31, 2011 compared to 2.29% at year-end 2010.  The net decrease in the allowance for 2011 was $0.3 million.

DBI’s ratio of loans more than 30 days past due (including nonaccrual loans) to total loans was 3.58% at December 31, 2011 compared to 3.04% and 5.47% at December 31, 2010 and 2009, respectively.

DBI’s portfolio is heavily concentrated in DSB’s four-county primary service area and is subject to fluctuations in local economic conditions.  DBI has a concentration of agricultural-related loans amounting to approximately 35.7% of total loans as of December 31, 2011.  The factors that influence the agricultural economy are complex and difficult to predict.  Management’s underwriting practices takes cyclical price fluctuations into consideration.  There were no agricultural-related loans more than 30 days past due (including nonaccrual loans) as of December 31, 2011.  During 2011, there were net recoveries of $29,557 on loans considered agricultural-related compared to $26,782 of net recoveries during 2010.  Management does not believe that the risks associated with DBI’s loan portfolio have changed materially during the last three years.

Management believes its allowance for loan losses as of December 31, 2011 of $6.6 million, or 2.21%, of loans is appropriate to cover credit risks in the loan portfolio.

In 2011, DBI’s ratio of charged-off loans to average loans outstanding was 0.39% compared to 0.29% and 1.98% during 2010 and 2009, respectively.  During 2011, charge-offs increased $0.2 million to $1.1 million compared to charge-offs of $0.9 million that were recorded in 2010.  The category of loans with the largest volume of charge-offs during 2011 was commercial real estate loans, with a total write-down of $0.5 million.

Management’s Discussion and Analysis

Changes in the allowance for loan losses in each of the five most recent years were as follows:

	Years Ended December 31,
	2011	2010	2009	2008	2007

Balance - beginning of year	$6,864,497	$6,225,627	$6,355,857	$5,870,512	$5,731,674
Charge-offs:
Residential real estate	$119,585	$322,612	$1,105,430	$558,360	$165,346
Commercial real estate	539,851	367,137	2,025,388	115,063	100,000
Agricultural real estate	0	475	18,448	0	0
Construction and land development	225,007	38,389	2,458,209	105,476	246,594
Commercial loans	252,263	59,417	233,575	175,724	316,147
Agricultural loans	0	0	0	11,269	0
Credit cards and related plans	14,129	37,459	38,014	15,895	25,054
Other consumer	5,519	35,790	60,213	20,237	19,390
	$1,156,354	$861,279	$5,939,277	$1,002,024	$872,531

Recoveries:
Residential real estate	$127,639	$37,018	$82,418	$26,148	$29,321
Commercial real estate	30,437	9,781	98,046	384	60,604
Agricultural real estate	29,557	19,122	28,123	0	4,431
Construction and land development	25,000	71,437	38,534	420,000	0
Commercial loans	51,570	99,625	268	573	7,931
Agricultural loans	0	8,135	7,012	30,436	0
Credit cards and related plans	1,541	3,181	1,179	3,546	2,373
Other consumer	4,200	11,850	52,967	6,282	3,709
	$269,944	$260,149	$308,547	$487,369	$108,369

Net charge-offs	$886,410	$601,130	$5,630,730	$514,655	$764,162

Provision charged to operations	$600,000	$1,240,000	$5,500,500	$1,000,000	$903,000

Balance - end of year	$6,578,087	$6,864,497	$6,225,627	$6,355,857	$5,870,512

Ratio of net charge-offs during the year to
average loans outstanding during the year	0.30%	0.20%	1.88%	0.17%	0.25%

Ratio of allowance for credit losses to
total loans at the end of year	2.21%	2.29%	2.10%	2.11%	1.94%

Management’s Discussion and Analysis

The following tables show a breakdown of the allocation of allowance for loan losses by loan category for each of the five most recent years as well as provides the percentage of loans within those categories in relation to total loans.

	As of December 31,
$(000)s	2011	2010	2009	2008	2007
Residential real estate	$1,132	$1,429	$1,748	$1,275	$1,104
Commercial real estate	2,858	2,849	2,221	2,330	1,185
Agricultural real estate	198	204	67	121	219
Construction and land development	1,163	880	1,319	1,239	328
Commercial	202	278	310	836	1,683
Agricultural	263	347	150	446	707
Consumer	150	160	59	109	224
Unallocated	612	718	352	0	421
Total	$6,578	$6,865	$6,226	$6,356	$5,871

	As of December 31,
	2011	2010	2009	2008	2007
Residential real estate	24.4%	26.0%	29.3%	31.2%	31.4%
Commercial real estate	20.4%	19.5%	19.7%	17.9%	19.6%
Agricultural real estate	26.5%	24.0%	18.4%	15.7%	14.3%
Construction and land development	3.9%	4.3%	5.3%	6.7%	7.5%
Commercial	11.8%	14.2%	9.2%	11.4%	11.0%
Agricultural	9.3%	8.3%	14.2%	13.7%	13.1%
Consumer	3.7%	3.7%	3.9%	3.4%	3.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Deposits

At December 31, 2011, total deposits were $327.8 million, an increase of $7.3 million or 2.3% compared to year-end 2010.  Money market accounts increased $17.5 million or 15.4% over year-end 2010.  The average cost of funds for money market accounts was 0.75% in 2011 compared to 0.91% during 2010.  Non-interest bearing deposits increased $9.5 million or 25.0% at December 31, 2011 compared to one year earlier.  Savings account balances were $1.5 million or 7.4% higher over the prior year-end.  Certificates of deposit balances declined $13.4 million or 11.2% in 2011 compared to year-end 2010.  The average cost of funds for certificates of deposits was 1.75% compared to 2.17% one year earlier.  NOW account balances fell 25.8% or $7.8 million during 2011 to $22.3 million as of December 31, 2011.

The following table shows, as of December 31, 2011, the maturities of time certificates of deposit in amounts of $100,000 or more:

$(000)s	Certificates of Deposit
Three months or less	$3,872
Over three months through six months	1,609
Over six months through twelve months	4,775
Over twelve months	21,174
Total	$31,430

Management’s Discussion and Analysis

The following table shows the average balance and rate paid on deposits for each of the three most recent fiscal years:

	2011		2010		2009
	Average		Average		Average
$(000)s	Balance	Rate	Balance	Rate	Balance	Rate
Non-interest bearing accounts	$ 35,242	0.00%	$ 32,730	0.00%	$ 30,384	0.00%
NOW accounts	20,525	0.19%	19,342	0.20%	17,548	0.30%
Savings accounts	20,837	0.32%	17,671	0.26%	17,215	0.30%
Money market accounts	121,879	0.75%	110,269	0.91%	92,509	1.09%
Certificates of deposit	113,218	1.75%	123,655	2.17%	135,402	2.92%
	$ 311,701		$ 303,667		$ 293,058

The following table sets forth the deposits as of the end of the three most recent fiscal years and period-to-period percentage increases (decreases):

				Percent
				Increase (Decrease)
$(000)s	2011	2010	2009	2011/10	2010/09
Non-interest bearing accounts	$47,470	$37,966	$37,052	25%	3%
NOW accounts	22,278	30,034	20,494	(26)	47
Savings accounts	21,129	19,676	17,137	7	15
Money market accounts	130,959	113,472	99,421	15	14
Certificates of deposit	105,957	119,352	132,374	(11)	(10)
Total deposits	$327,793	$320,500	$306,478	2%	5%

Investments

The investment portfolio is managed to provide liquidity and a stable source of income.  Securities are purchased and designated as available-for-sale to provide liquidity to meet loan growth or deposit withdrawals.  Purchases of taxable securities are limited to maturities or average lives of ten years or less while purchases of securities issued by states and local municipalities generally have maturities of 15 to 19 years and some protection against early calls (usually around 10 years).  These purchases are made to take advantage of upward sloping yield curves that reward long-term investors with higher interest rates and favorable interest rate spreads compared to U.S. Treasury and U.S. Agency securities.  No securities are purchased for trading purposes.

Investment balances in various categories at the end of the last three years were as follows:

	December 31,
	2011		2010		2009
	Amortized	Fair	Amortized	Fair	Amortized	Fair
$(000)s	Cost	Value	Cost	Value	Cost	Value
U.S. government-sponsored agencies	$3,500	$3,517	$0	$0	$3,999	$4,002
U.S. government-sponsored agency MBS	31,729	32,227	20,854	21,066	9,682	9,779
State and local governments	24,629	25,468	30,524	30,906	34,687	35,944
Residential mortgage-backed securities	8,538	6,399	12,742	11,078	21,591	18,567
TOTAL	$68,396	$67,611	$64,120	$63,050	$69,959	$68,292

Securities available-for-sale and held-to-maturity are combined for 2009 in the table presented above.

During 2009 three mortgage-backed-securities secured by non-traditional loan types were downgraded.  Two of the three securities were found to have credit losses based on an analysis by a third party that indicated a portion of the unrealized

Management’s Discussion and Analysis

losses is due to an expected cash flow shortfall.  As such, these securities were determined to be OTTI. A quarterly analysis is performed by the third party.  Since 2009, DBI has recognized a total of $0.6 million of credit losses through the income statement, including $0.2 million that was recorded during 2011.  DBI will continue to closely monitor the performance of these securities.  Note 3 – Investment Securities contains additional detail on the evaluation process.

The following table shows the maturities of investment securities at December 31, 2011, and the weighted average yields of such securities:

	U.S. Government		Mortgage-Backed		State and Municipal
	Agency Securities		and Other Securities		Securities		Total Securities
	Amortized		Amortized		Amortized		Amortized
$(000)s	Cost	Yield	Cost	Yield	Cost	Yield	Cost	Yield
Due in one year or less	$0	0.00%	$1,415	2.28%	$781	4.16%	$2,196	2.95%
Due from one to five years	500	2.00%	32,960	2.44%	4,151	7.02%	37,611	2.94%
Due from five to ten years	2,000	1.00%	4,182	1.35%	12,559	6.00%	18,741	4.43%
Due after ten years	1,000	2.00%	1,711	0.85%	7,137	6.89%	9,848	5.34%
TOTAL	$3,500	1.43%	$40,268	2.25%	$24,628	5.45%	$68,396	3.69%

Yields on tax-exempt securities have been computed on a fully taxable equivalent basis, assuming a federal income tax of 34%.  Mortgage-backed securities are allocated according to their expected prepayments rather than their contractual maturities.

Other Borrowed Funds

At December 31, 2011, total borrowings declined $3.5 million or 8.1% compared to the previous year-end.  DBI utilizes a variety of short-term and long-term borrowings as a source of funds for DBI’s lending and investment activities and for general business purposes.  DBI has asset-liability and interest rate guidelines in place that determine in part whether borrowings will be short-term or long-term in nature.  At December 31, 2011, DBI had $90.5 million of established credit lines with $50.4 million in availability.  Note 9 – Long-Term Debt of the Notes to Consolidated Financial Statements contains information concerning the significant terms of the long-term borrowings.

During 2011, borrowings from the FHLB declined from $23.2 million as of year-end 2010 to $21.7 million.  FHLB advances and notes payable to banks consist of secured borrowings under existing lines of credit.

DACC’s primary sources of funding are short-term and long-term notes payable to banks.  As of December 31, 2011, DACC had established lines of credit of $30.0 million, of which $11.6 million was drawn in the form of short-term notes payable and $6.8 million in long-term notes payable.

During 2011, DBI paid off its advance of $1.0 million that was outstanding against its $6.0 million line of credit as of the prior year-end.  This advance was used to fund the transfer of a foreclosed property valued at $1.0 million to DBI Properties, Inc., as of December 30, 2009.  The property was sold in December 2011 and the advance was repaid.  There were no draws made against the line of credit during 2011.

The following sets forth information concerning other borrowed funds for DBI during each of the last three years:

	December 31,
$(000)s	2011	2010	2009
Short-term borrowings:
Notes payable to banks	$11,559	$13,888	$17,971

Long-term debt:
Federal Home Loan Bank advances	21,650	23,200	26,600
Other long-term debt	6,832	6,499	4,250
Total long-term debt	28,482	29,699	30,850
Total other borrowed funds	$40,041	$43,587	$48,821

Management’s Discussion and Analysis

	December 31,
$(000)s	2011	2010	2009

Short-term borrowings:
Average amounts outstanding during the year	$12,110	$17,608	$19,255
Average interest rates on amounts outstanding during the year	0.89%	0.92%	1.04%
Weighted average interest rate at year end	0.53%	0.89%	1.43%
Maximum month-end amounts outstanding	$12,813	$20,982	$22,163

Capital Resources

Stockholders’ equity at December 31, 2011, increased 3.9% to $56.0 million or $471 per share, compared to $53.9 million or $453 per share one year ago.  Cash dividends of $14.50 per share were declared in 2011, 2010 and 2009.  The dividend payout ratio (dividends declared as a percentage of net income) was 48%, 50% and 196% in 2011, 2010 and 2009, respectively.

Pursuant to regulations promulgated by the Federal Reserve Board, bank holding companies (“BHC”) with total assets above $500 million are required to maintain minimum levels of core capital as a percentage of total assets (leverage ratio) and total capital as a percentage of risk-based assets.  Under these regulations, the most highly rated BHCs must meet a minimum leverage ratio of at least 3%, while lower rated BHCs must maintain a ratio of at least 4%.  The regulations assign risk weightings to assets and off-balance sheet items and require a minimum risk-based capital ratio of 8%.  At least half of the required 8% must consist of core capital.  Core capital consists principally of shareholders’ equity less intangibles, while qualifying total capital consists of core capital, certain debt instruments and a portion of the allowance for credit losses.

The table below describes the ratios of DBI as of the end of the three most recent years, and the applicable regulatory minimums.

	Ratios as of December 31,			Regulatory
	2011	2010	2009	Minimums
Equity as a % of assets	13.2%	12.8%	12.5%	N/A
Core capital as a % of average assets	13.7%	13.5%	13.2%	4.0%
Core capital as a % of risk-based assets	18.3%	17.0%	16.6%	4.0%
Total capital as a % of risk-based assets	19.6%	18.3%	17.9%	8.0%

While technically not subject to regulatory capital minimums because its total assets did not exceed $500 million at December 31, 2011, DBI’s core and risk-based capital ratios are well above regulatory minimums.

The payment of future dividends by DBI is subject to the discretion of its Board of Directors and will depend on many factors, including DBI’s operating results, financial condition and capital position.  The ability of DBI to pay dividends on its common stock is largely dependent upon the ability of DSB to pay dividends on the stock held by DBI.  DSB’s ability to pay dividends is restricted by both state and federal laws and regulations.  DSB is subject to policies and regulations issued by the FDIC and the WDFI, which, in part, establish minimum acceptable capital requirements for banks, thereby limiting the ability to pay dividends.  In addition, Wisconsin law provides that state chartered banks may declare and pay dividends out of undivided profits but only after provisions have been made for all expenses, losses, required reserves, taxes and interest accrued or due from the bank.  Payments of dividends in some circumstances may require the written consent of the WDFI. Note 17 – Regulatory Matters of the Notes To Consolidated Financial Statements contain information concerning capital ratios of DSB.

Management believes 2012 earnings of DSB will be sufficient to pay dividends to DBI.  DBI could also receive dividends from DACC, which has the earnings and capital strength to provide additional dividends to DBI.  During 2011, DBI received dividends of $1.8 million from DSB and $0.3 million from DACC.  DACC had net income of $0.7 million, $0.6 million and $0.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The core capital as a percent of risk-based assets ratio of DACC as of December 31, 2011, was 31.2%.

During 2012, management estimates that there will be capital expenditures of between $0.3 and $0.4 million for a remodeling project planned in the Denmark office.  As previously discussed, the purpose of this project is to create a more efficient work area that maximizes customer interaction with bank personnel.

Management’s Discussion and Analysis

Liquidity

Liquidity refers to the ability of DBI to generate adequate amounts of cash to meet DBI’s needs for cash.  DBI has a Contingency Funding Plan that, among other things, identifies asset and liability sources of liquidity, sets limits expressed as a percentage of total assets on wholesale funding reliance, identifies and assigns responsibilities to a liquidity crisis team consisting of senior management, defines short-term and long-term crisis events, requires stress testing at three levels up to twenty percent of deposits and requires quarterly monitoring and reporting.

Management measures and monitors liquidity on a monthly basis and reports liquidity ratios to the Board of Directors at least quarterly.  These ratios and measurements include loans-to-assets ratio, loans-to-deposits ratio, investments-to-assets ratio, liquidity ratio, liquidity coverage ratio and available lines of credit on established borrowings.  The liquidity coverage ratio represents a stressed measurement of liquidity and is calculated by dividing high quality liquid assets by the net of total cash outflows less total inflows.  DBI utilizes a third party asset-liability model to project cash flows of investments, loans, deposits and borrowings.

Loan requests typically present the greatest need for cash but liquidity must also be maintained to accommodate possible outflows in deposits.  During 2011, net cash provided by operating activities amounted to $8.5 million, the proceeds from the maturity or sale of securities of $26.8 million and an increase in deposit balances of $7.3 million, as shown in the consolidated statements of cash flows, provided the major sources of funding.  Securities purchases of $31.6 million, the $3.5 million net reduction in borrowings and the payment of $1.7 million in dividends were the major uses of cash during 2011.

DSB maintains liquid assets to meet its liquidity needs.  These include cash and due from banks, marketable investment securities designated as available for sale and federal funds sold.  DSB also has the ability to borrow approximately $10.0 million by means of the purchase of short-term federal funds from its principal correspondent banks.  Management strives to maintain enough liquidity to satisfy customer credit needs, meet deposit withdrawal requests and any other expected needs for cash.  Excess liquid assets are reallocated to achieve higher yields.  One ratio used to measure the liquidity of banking institutions is the net loan-to-deposit ratio.  The net loan-to-deposit ratio of DSB was 87%, 84% and 86% at December 31, 2011, 2010 and 2009, respectively.  A high net loan-to-deposit ratio creates a greater challenge in managing adverse fluctuations in deposit balances and consequently this can limit growth.  The net loan-to-deposit ratio reflects only on-balance sheet items.  Off-balance sheet items such as commitments to extend credit and established borrowing lines of credit also affect the liquidity position.

In order to increase available funding sources DSB is a member of the FHLB.  As of December 31, 2011, the amount owed to the FHLB was $21.7 million.  The borrowings are secured by residential mortgages.  The maximum amount of collateral that can be pledged to FHLB by DSB is limited by state law to four times capital.  DSB could borrow an additional $13.0 million from the FHLB based on its $3.6 million investment in FHLB common stock and eligible collateral.  DSB also sells loans to DACC and to the secondary mortgage market.  In 1999, a $20.0 million line of credit was established with the Federal Reserve Bank.  To date, DSB has not borrowed against this line.  Other sources of liquidity consist of established lines of credit by DACC and by the parent DBI.  As of December 31, 2011, DACC has unused lines of credit of $11.6 million and the parent company has an available line of credit of $6.0 million.  See Note 12 – Commitments and Credit Risk in the Notes to the Consolidated Financial Statements for a discussion of DBI’s commitments to extend credit.  Management believes DBI’s liquidity position as of December 31, 2011, is adequate under current economic conditions.

Off-Balance Sheet Arrangements

As of December 31, 2011, DBI has no off-balance sheet arrangements other than the commitments to extend credit and the standby letters of credit disclosed in Note 12.

Management’s Discussion and Analysis

Interest Sensitivity

The following table shows the repricing period for interest-earning assets and interest-bearing liabilities and the related gap based on contractual maturities at December 31, 2011:

$(000)s	0 to 6	7 to 12	1 to 2	Over 2
	Months	Months	Years	Years
Loans	$75,922	$53,836	$33,460	$134,614
Investment securities	1,115	1,097	11,173	54,226
Federal funds sold	20,187	0	0	0
Other	3,602	0	0	803
Total earning assets	$100,826	$54,933	$44,633	$189,643
Interest-bearing deposits	$197,921	$20,469	$32,665	$29,268
Other borrowed funds	12,959	4,000	2,400	20,682
Total interest-bearing liabilities	$210,880	$24,469	$35,065	$49,950
Rate sensitivity gap	($110,054)	$30,464	$9,568	$139,693
Cumulative rate sensitivity gap	($110,054)	($79,590)	($70,022)	$69,671
Cumulative ratio of rate sensitive
assets to rate sensitive liabilities	47.81%	66.18%	74.11%	121.75%
Ratio of cumulative gap to
average earning assets	-28.35%	-20.50%	-18.04%	17.95%

Mortgage-backed securities are allocated according to their expected prepayments rather than their contractual maturities.  For purposes of this analysis, NOW, savings and money market accounts are considered repriceable within six months.  The above gap analysis is used to identify mismatches in the repricing of assets and liabilities within specified periods of time or interest sensitivity gaps.  The rate sensitivity or  repricing gap is equal to total interest-earning repricing assets exceed total interest-bearing repricing liabilities and a negative gap exists when total interest-bearing repricing liabilities exceed total interest-earning repricing assets.

EMPLOYEES OF DENMARK STATE BANK

Denmark

Tiffany L. Allen

Kimberly J. Andre

Debra K. Ausloos

Michael A. Backaus

Samantha M. Behnke

Carol M. Behringer

Christina M. Bienapfl

Melissa S. Brandes

Mary B. Buresh

Sheena M. Craanen

Terese M. Deprey

Hilaria A. Dose

Mary J. Doucha

Lynnette E. Duckett

Donna P. Emmer

Beverly J. Evenson

Jill S. Feiler

Sara L. Fels

Bonita M. Gauger

Patricia A. Gremore

Sara J. Halfmann

Dennis J. Heim

Kristine C. Hernandez

Kevin W. Johnsrud

Donna J. Kafka

David L. Kappelman

Melissa M. Kersten

Rita A. Killingbeck

Betty A. Kittell

Ellen M. Klarkowski

Kim M. Kohn

Ann M. Kozlovsky

Lawrence J. Kozlovsky

Evonne J. Kreft

Carl T. Laveck

Lynda A. Leanna

Lonnie A. Loritz

Stacy L. Magnuson

Rachel J. Markvart

Sandra R. Miller

Shawn E. Mueller

Denmark

Kristina L. Nelsen

Stephanie M. Nemetz

Tamara A. O'Brien

John P. Olsen

Tobias H. Olsen

Anna M. Pearson

Stephen N. Peplinski

Tammy A. Pribyl

Charles J. Rabitz

Bonnie L. Reindl

Linda M. Rentmeester

Sarah J. Schley

Kenneth J. Schneider

Cynthia L. Shimon

Lori A. Sisel

Joanna B. Strzyzewski

Jeanne M. Swagel

Deanna L. Tilot

Jeffrey G. Vandenplas

Allison J. Van Groll

Leroy M. Verkuilen

Cynthia M. Winiecki

Jeanne L. Wolf

Bellevue

Mary A. Bauer

Molly J. Carriveau

Joan M. DeGrand

Jodi G. Havlovitz

Amy R. Hertel

Tiffany A. Jensen

Ryan M. Johanek

Nancy A. Koch

Chad R. Kofler

Mary E. Kropp

Katherine A. Pelnar

Kendra J. Simon

Brittney M. Tollar

Maribel

Edwin R. Duckart

Debbie A. Grenier

Linda M. Kuik

Tami J. Pelischek

Reedsville

Linda L. Beyer

Sara J. Ebert

Joan C. Popp

Darlene F. Schmieder

Gail S. Wegner

Whitelaw

Debra J. Habeck

Deborah L. Kopidlansky

Richard J. Schmieder

Bonnie M. Vogel

Kristine Weber

Wrightstown

Polly L. Novitski

Nicole A. Riddle

Mary K. Vanden Wymelenberg

Directors of Denmark Bancshares, Inc.	Officers of DBI and DSB

Janet L. Bonkowski

Public Relations Manager

Schneider National, Inc.

Director of Denmark State Bank

Thomas N. Hartman

President

Hartman’s Towne and Country Greenhouse, Inc.

Director of Denmark State Bank

Michael L. Heim

President

Heim Trucking Company

Director of Denmark State Bank

Kenneth A. Larsen, Sr.*

Sole Member, K.A. Larsen Consulting, LLC

Director and Chairman of the Board of Denmark State Bank

William F. Noel

Operations Manager

St. Bernard & St. Philip Parishes

Director of Denmark State Bank

John P. Olsen*

CEO and President of Denmark Bancshares, Inc.

CEO of Denmark State Bank

Director of Denmark State Bank

Diane L. Roundy

Director of Business Development

Schenck Business Solutions

Director of Denmark State Bank

Thomas F. Wall

Chairman of the Board of Denmark Bancshares, Inc.

Retired Sales Account Manager

Natural Beauty Growers

Director of Denmark State Bank

John P. Olsen*

CEO and President of Denmark Bancshares, Inc.

CEO of  Denmark State Bank

Director of Denmark State Bank

Jill S. Feiler*

President of Denmark State Bank

Vice President and Secretary of Denmark Bancshares, Inc.

Carl T. Laveck*

Executive Vice President of Denmark Bancshares, Inc.

Executive Vice President and Chief Credit Officer of Denmark State Bank

Dennis J. Heim*

Vice President and CFO of Denmark Bancshares, Inc.

Sr. Vice President and CFO of Denmark State Bank

Kimberly J. Andre*

Assistant Vice President and Controller

Denmark State Bank

David L. Kappelman*

Vice President

Denmark State Bank

Lonnie A. Loritz*

Vice President and Secretary

Denmark State Bank

Jeffrey G. Vandenplas*

Vice President

Denmark State Bank

* Executive Officer

QUARTERLY FINANCIAL INFORMATION

MARKET INFORMATION

Historically, trading in shares of DBI’s common stock has been limited.  DBI’s common stock is quoted on the Pink Sheets (Trading symbol: DMKB.PK). Pink Sheet quotations reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions. The following table shows high and low sales prices for DBI common stock and cash dividends paid for the past two years:

	Book Value	Market
	End of Quarter	Value (1)		Dividends
2010		High	Low	(2)
1st Quarter	$440	$450	$400	$7.25
2nd Quarter	441	375	375
3rd Quarter	452	400	370	7.25
4th Quarter	453	450	400

2011
1st Quarter	$460	$450	$430	$7.25
2nd Quarter	463	440	420
3rd Quarter	471	425	420	7.25
4th Quarter	471	425	420

1)	The Common Stock of DBI trades sparsely. There is no established market for the Common Stock of DBI and it is unlikely that such a market for the shares will develop in the foreseeable future.

2)	The ability of DBI to pay dividends is subject to certain limitations. See “Capital Resources” in Management’s Discussion and Analysis.

As of February 20, 2012 DBI had 1,635 shareholders of record.  Beneficial owners of DBI’s Common Stock whose shares are held in “nominee” or “street” name are not included in the number of shareholders of record.

SELECTED FINANCIAL INFORMATION

The following table sets forth certain unaudited results of operations for the periods indicated:

(In thousands except per share data)	For the Quarter Ended
2010	March 31	June 30	September 30	December 31
Interest income	$4,890	$4,930	$4,902	$4,773
Interest expense	1,345	1,275	1,230	1,136
Provision for credit losses	400	330	310	200
Net income	795	840	906	901
Net income per share	6.68	7.07	7.62	7.57

2011
Interest income	$4,619	$4,512	$4,406	$4,340
Interest expense	1,103	1,052	1,003	946
Provision for credit losses	150	150	150	150
Net income	913	868	848	982
Net income per share	7.68	7.30	7.13	8.26

DENMARK BANCSHARES, INC.

EXHIBIT 21.1

List of Subsidiaries

Name	Jurisdiction of Incorporation
1. Denmark State Bank	Wisconsin
2. Denmark Agricultural Credit Corporation	Wisconsin
2. DBI Properties, Inc.	Wisconsin
3. Denmark Investments, Inc.	Nevada

All subsidiaries listed are 100% directly owned by Denmark Bancshares, Inc. except that

Denmark Investments, Inc. is 100% owned by Denmark State Bank.

DENMARK BANCSHARES, INC.

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Denmark Bancshares, Inc.

Denmark, Wisconsin

We consent to the inclusion of our report dated February 21, 2012, relating to the consolidated balance sheets of Denmark Bancshares, Inc. and Subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2011.  We also consent to the incorporation by reference in the Registration Statement (No. 333-69551) on Form S-8 of Denmark Bancshares, Inc. of our report dated February 21, 2012, appearing in the Form 10-K of Denmark Bancshares, Inc.

Wipfli LLP

February 21, 2012

Green Bay, Wisconsin

DENMARK BANCSHARES, INC.

EXHIBIT 31.1

CERTIFICATIONS

I, John P. Olsen, CEO and President of Denmark Bancshares, Inc., certify that:

1. I have reviewed this annual report on Form 10-K of Denmark Bancshares, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ John P. Olsen
Date: February 21, 2012	John P. Olsen
CEO and President

DENMARK BANCSHARES, INC.

EXHIBIT 31.2

CERTIFICATIONS

I, Dennis J. Heim, CFO, Vice President and Treasurer of Denmark Bancshares, Inc., certify that:

1. I have reviewed this annual report on Form 10-K of Denmark Bancshares, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

 (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Dennis J. Heim
Date: February 21, 2012	Dennis J. Heim
CFO, Vice President and Treasurer

DENMARK BANCSHARES, INC.

EXHIBIT 32.1

CERTIFICATIONS

Written Statement of the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. '1350

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Denmark Bancshares, Inc. (“DBI”), hereby certify, based on their knowledge, that the Annual Report on Form 10-K of DBI for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DBI.

/s/ John P. Olsen
John P. Olsen
CEO and President

/s/ Dennis J. Heim
Dennis J. Heim
CFO, Vice President and Treasurer

Date: February 21, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2012

OR

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______ to _______

Commission file number 0-21554

DENMARK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	39-1472124
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

103 East Main Street, Denmark, Wisconsin 54208-0130

(Address of principal executive offices, zip code)

(920) 863-2161

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes [X]  No [   ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes [ X ]  No [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer		Accelerated filer
Non-accelerated filer	X	Smaller reporting company
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes [   ]  No [X]

As of August 8, 2012, there were 118,568 shares of the registrant's common stock (no par value) outstanding.

DENMARK BANCSHARES, INC.

TABLE OF CONTENTS

Quarterly Report on Form 10-Q

For the Quarter Ended June 30, 2012

Page No.
PART I. Financial Information

Item 1. Financial Statements

Consolidated Statements of Financial Condition	3

Consolidated Statements of Income	4

Consolidated Statements of Comprehensive Income	5

Consolidated Statements of Changes in Stockholders’ Equity	5

Consolidated Statements of Cash Flows	6

Notes to Consolidated Financial Statements	7

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations	22

Item 3. Quantitative and Qualitative Disclosures About Market Risk	31

Item 4. Controls and Procedures	31

PART II. Other Information
31
Item 1A. Risk Factors

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds	32

Item 6. Exhibits	32

Signatures	32

Item 1.  Financial Statements

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

	June 30,	December 31,
	2012	2011
	(Unaudited)
Assets
Cash and due from banks	$16,031,893	$21,905,812
Federal funds sold	6,394,000	20,187,000
Investment securities available-for-sale, at fair value	78,031,000	67,610,693
Loans	304,594,002	297,832,116
Allowance for loan losses	(6,585,076)	(6,578,087)
Net loans	$298,008,926	$291,254,029
Loans held for sale	446,865	485,926
Premises and equipment, net	7,202,209	7,085,783
Other investments, at cost	2,741,480	4,404,811
Accrued interest receivable	1,325,211	1,244,473
Other assets	11,358,733	11,807,370
TOTAL ASSETS	$421,540,317	$425,985,897

Liabilities
Deposits
Noninterest-bearing	$41,278,673	$47,469,622
Interest-bearing	283,088,777	280,323,469
Total Deposits	$324,367,450	$327,793,091

Short-term borrowings	11,085,931	11,558,861
Accrued interest payable	304,726	334,178
Other liabilities	1,778,831	1,794,808
Long-term debt	27,065,399	28,481,999
Total Liabilities	$364,602,337	$369,962,937
Stockholders' Equity
Common stock, no par value, authorized 640,000 shares; outstanding 118,568 shares at 6/30/12 and 118,917 shares at 12/31/11	$18,173,975	$18,173,975
Treasury stock shares, at cost (2,962 at 6/30/12 and 2,613 at 12/31/11)	(2,272,445)	(2,125,865)
Paid in capital	469,986	469,986
Retained earnings	40,729,316	39,918,706
Accumulated other comprehensive loss	(162,852)	(413,842)
Total Stockholders' Equity	$56,937,980	$56,022,960
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$421,540,317	$425,985,897

The accompanying notes are an integral part of these financial statements.

3

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Interest Income
Loans including fees	$3,847,577	$3,935,613	$7,633,587	$7,924,196
Investment securities:
Taxable	299,697	302,294	578,127	547,217
Exempt from federal tax	184,435	251,676	378,840	575,871
Interest on federal funds sold	2,487	3,504	7,136	10,973
Other interest income	25,804	19,209	66,894	72,897
	$4,360,000	$4,512,296	$8,664,584	$9,131,154
Interest Expense
Deposits	$589,242	$769,912	$1,223,911	$1,592,260
Short-term borrowings	15,524	27,894	30,378	57,351
Long-term debt	242,115	254,824	488,541	506,010
	$846,881	$1,052,630	$1,742,830	$2,155,621
Net interest income	$3,513,119	$3,459,666	$6,921,754	$6,975,533
Provision for Loan Losses	150,000	150,000	300,000	300,000
Net interest income after provision for loan losses	$3,363,119	$3,309,666	$6,621,754	$6,675,533
Other Income
Service fees and commissions	$216,590	$238,604	$524,101	$447,415
Loan sale gains	117,266	39,628	235,070	119,099
Investment security gains	0	31,953	0	31,953
Other	170,895	198,691	341,218	401,215
	$504,751	$508,876	$1,100,389	$999,682
Other-than-Temporary Impairment Losses, Net
Total other-than-temporary impairment losses	$77,620	$46,536	$1,742,488	$963,226
Amount in other comprehensive income, before taxes	(33,310)	33,817	(1,665,303)	(858,399)
	$44,310	$80,353	$77,185	$104,827
Other Expense
Salaries and employee benefits	$1,598,446	$1,497,646	$3,178,316	$3,012,800
Occupancy expenses	222,410	239,011	450,503	484,046
FDIC Insurance	75,000	81,000	149,463	246,000
Data processing expenses	170,586	194,752	413,122	392,954
Professional fees	108,407	87,743	196,057	185,332
Amortization of intangibles	48,098	48,098	96,196	96,196
Loss on sale of other real estate	103,216	11,371	163,200	17,891
Other real estate expenses	2,125	74,615	21,033	154,195
Other operating expenses	248,289	252,276	447,822	449,068
	$2,576,577	$2,486,512	$5,115,712	$5,038,482
Income before income taxes	$1,246,983	$1,251,677	$2,529,246	$2,531,906
Income tax expense	425,493	383,481	859,018	750,845
NET INCOME	$821,490	$868,196	$1,670,228	$1,781,061
Per Share
Net income	$6.93	$7.30	$14.07	$14.98
Dividends declared	$7.25	$7.25	$7.25	$7.25
Weighted average shares outstanding	118,568	118,917	118,733	118,917

The accompanying notes are an integral part of these financial statements.

4

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

	For the Six Months Ended
	June 30,	June 30,
	2012	2011
Net income	$1,670,228	$1,781,061
Other comprehensive income (loss), net of tax
Unrealized gains on securities
Unrealized holding gains arising during period	436,368	232,101
Plus: Reclassification adjustment for losses included in net income	77,185	72,874
Other comprehensive income	513,553	304,975
Income tax (expense) benefit related to items of other comprehensive income	(262,563)	(104,555)
Other comprehensive income (loss), net of tax	$250,990	$200,420
Comprehensive income	$1,921,218	$1,981,481

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

(Unaudited)

	Common Stock				Accumulated
					Other
			Paid in	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Loss	Total
Balance, December 31, 2011	118,917	$16,048,110	$469,986	$39,918,706	($413,842)	$56,022,960
Comprehensive income
Net income				1,670,228		1,670,228
Other comprehensive income, net of tax
Change in unrealized loss on securities available-for-sale,
net of reclassification adjustment					250,990	250,990
Total comprehensive income						$1,921,218
Treasury stock acquisitions	(349)	(146,580)				(146,580)
Cash dividends declared, $7.25 per share				(859,618)		(859,618)
Balance, June 30, 2012	118,568	$15,901,530	$469,986	$40,729,316	($162,852)	$56,937,980

The accompanying notes are an integral part of these financial statements.

5

Denmark Bancshares, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended
	June 30,
	2012	2011
Cash Flows from Operating Activities:
Net income	$1,670,228	$1,781,061
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	189,564	202,047
Provision for credit losses	300,000	300,000
Amortization of intangibles	96,196	96,196
Gains on sales of loans	(235,070)	(119,099)
Loss on sale of other real estate	163,200	17,891
Gains on sale of securities	0	(31,953)
Loss on investment securities impairment writedowns	77,185	104,827
Amortization of bond premium	375,346	216,675
Accretion of bond discount	(43,608)	(87,181)
Mortgage loans originated for sale	(15,069,875)	(7,127,170)
Proceeds from sale of mortgage loans	15,344,005	10,570,599
Income from bank owned life insurance	(133,752)	(130,070)
Increase in interest receivable	(80,738)	(41,517)
Decrease in interest payable	(29,452)	(26,666)
Other, net	(152,551)	58,705
Net Cash Provided by Operating Activities	$2,470,678	$5,784,345
Cash Flows from Investing Activities:
Maturities and sales of available-for-sale securities	$12,713,004	$15,542,834
Purchases of available-for-sale securities	(23,028,681)	(20,937,094)
Money market mutual funds, net	0	(34,037)
Proceeds from sale of FHLB common stock	1,663,331	0
Federal funds sold, net	13,793,000	5,773,000
Proceeds from sale of foreclosed assets	296,534	652,908
Net (increase) decrease in loans made to customers	(7,151,896)	4,036,446
Capital expenditures	(305,990)	(34,880)
Net Cash Provided by (Used in) Investing Activities	($2,020,698)	$4,999,177
Cash Flows from Financing Activities:
Net decrease in deposits	($3,425,641)	($10,289,256)
Purchase of treasury stock	(146,580)	0
Dividends paid	(862,148)	(862,148)
Debt proceeds	1,777,070	1,795,815
Debt repayments	(3,666,600)	(2,775,000)
Net Cash Used in Financing Activities	($6,323,899)	($12,130,589)
Net decrease in cash and cash equivalents	($5,873,919)	($1,347,067)
Cash and cash equivalents, beginning	21,905,812	16,917,728
CASH AND CASH EQUIVALENTS, ENDING	$16,031,893	$15,570,661
Noncash Investing Activities:
Loans transferred to foreclosed properties	$97,000	$805,992

Supplemental Cash Flow Disclosures:
Cash paid for interest	$1,775,042	$1,621,871
Cash paid for income taxes	717,000	471,980
The accompanying notes are an integral part of these financial statements.

6

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

NOTE 1 – FINANCIAL STATEMENTS

The consolidated financial statements included herein are unaudited.  In the opinion of management, these statements contain all adjustments necessary to present fairly the financial position of Denmark Bancshares, Inc. (“DBI”), its results of operations and cash flows for the periods presented.  All adjustments necessary for the fair presentation of the financial statements are of a normal recurring nature.  These consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in DBI’s latest annual report on Form 10-K.  DBI’s subsidiaries are Denmark State Bank (“DSB”), Denmark Agricultural Credit Corporation (“DACC”), and DBI Properties, Inc. (“Properties”).

Reclassifications – Certain amounts in the prior period financial statements have been reclassified for comparative purposes to conform to the presentation in the current year.

NOTE 2 – INVESTMENT SECURITIES

The amortized cost and estimated fair market value of securities available-for-sale were as follows:

	June 30, 2012
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government-sponsored agencies	$3,500,000	$7,500	($10,000)	$3,497,500
U.S. Government-sponsored agency MBS	40,003,709	646,642	(13,119)	40,637,232
State and local governments	27,005,486	1,220,423	(70,213)	28,155,696
Residential mortgage-backed securities	7,793,224	22,261	(2,074,913)	5,740,572
	$78,302,419	$1,896,826	($2,168,245)	$78,031,000

	December 31, 2011
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U.S. Government-sponsored agencies	$3,500,000	$17,050	$0	$3,517,050
U.S. Government-sponsored agency MBS	31,729,409	505,292	(8,172)	32,226,529
State and local governments	24,628,519	1,032,038	(192,058)	25,468,499
Residential mortgage-backed securities	8,537,737	26,590	(2,165,712)	6,398,615
	$68,395,665	$1,580,970	($2,365,942)	$67,610,693

Proceeds of $4.2 million from calls and $3.7 million from normal pay-downs were received during the second quarter of 2012.  On a year-to-date basis for 2012, proceeds of $7.0 million from normal pay-downs, $5.2 million from calls and $0.5 million in maturities were received.  Purchases for the quarter-ended June 30, 2012 comprised $4.0 million in agency mortgage-backed securities (“MBS”), $2.9 million of tax-exempt municipals, $1.2 million in taxable municipals and $1.0 million of agencies.  For the six-months ended June 30, 2012 purchases of $15.1 million in agency MBS, $3.0 million of agencies, $2.9 million of tax-exempt municipals and $2.0 million of taxable municipals were made.

7

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

The amortized cost and estimated fair values of securities at June 30, 2012, by maturity were as follows:

	Securities Available-for-Sale
		Estimated
	Amortized	Fair
Amounts Maturing	Cost	Value
Within one year	$5,045,845	$5,090,937
From one through five years	40,670,020	40,453,753
From five through ten years	20,775,223	20,713,760
After ten years	11,811,331	11,772,550
	$78,302,419	$78,031,000

MBS are allocated according to their expected prepayments rather than their contractual maturities.  Certain state and local governments’ securities are allocated according to their put date.  Fair values of securities are estimated based on financial models or prices paid for similar securities. It is possible interest rates could change considerably resulting in a material change in the estimated fair value of the securities.

At June 30, 2012, twenty-four debt securities have unrealized losses with aggregate depreciation of 11.1% from DSB’s amortized cost basis.  Information pertaining to securities with gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous loss position follows:

June 30, 2012	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Securities Available for Sale	Losses	Value	Losses	Value
U.S. Government-sponsored agencies	$10,000	$990,000	$0	$0
U.S. Government-sponsored agency MBS	13,119	4,666,042	0	0
State and local governments	39,832	6,476,056	30,381	380,152
Residential mortgage-backed securities	0	0	2,074,913	4,909,496
Total securities available for sale	$62,951	$12,132,098	$2,105,294	$5,289,648

December 31, 2011	Less Than Twelve Months		Over Twelve Months
	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair
Securities Available for Sale	Losses	Value	Losses	Value
U.S. Government-sponsored agency MBS	$8,172	$2,388,919	$0	$0
State and local governments	14,144	817,753	177,914	1,808,504
Residential mortgage-backed securities	0	0	2,165,712	5,359,064
Total securities available for sale	$22,316	$3,206,672	$2,343,626	$7,167,568

All securities with unrealized losses are assessed to determine if the impairment is other-than-temporary.  Factors that are evaluated include the mortgage loan types supporting the securities, delinquency and foreclosure rates, credit support, weighted average loan-to-value, and year of origination, among others.

Currently, a quarterly analysis by a third party is performed on three residential MBS secured by non-traditional loan types in order to determine whether they are other-than-temporarily impaired (“OTTI”).  The purpose of the third party evaluation is to determine if the present value of the expected cash flows is less than the amortized costs, thereby resulting in credit loss, in accordance with the authoritative accounting guidance under FASB ASC Topic 320.  The third party determines an estimated fair value for each security based on discounted cash flow analyses.  The estimates are based on the following key valuation assumptions – collateral cash flows, prepayment assumptions, default rates, loss severity, liquidation lag, bond waterfall and internal rate of return.  Since there is currently no active secondary market for these types of securities due to the non-traditional loan types supporting the securities, these valuations are considered Level 3 inputs as defined in Note 5 – Fair

8

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

Value Measurement.  Additional securities may be analyzed in the future if deemed necessary to determine whether they are OTTI and if so, if any possible credit loss exists.

Two of the three securities supported by non-traditional loan types were previously found to have credit losses since a portion of the unrealized losses is due to an expected cash flow shortfall.  As such, these securities were determined to be OTTI.  DBI does not intend to sell the investments and it is not more likely than not that DBI will be required to sell the securities before the anticipated recovery of their remaining amortized cost bases, which may be maturity.  The analysis on the third security did not reveal any credit loss nor was the security found to be OTTI. The total credit loss that was recognized in earnings through December 31, 2011 was $0.6 million.  The analysis performed as of June 30, 2012 resulted in an additional $44,310 of credit loss that was recorded through the income statement during the current period on one of the OTTI securities.  This results in a total credit loss for the first six months of 2012 of $77,185 being recognized.  Unrealized losses on the three securities analyzed by the third party were recognized through accumulated other comprehensive loss on the balance sheet as of June 30, 2012, net of tax, in the amount of $1.2 million.

The unrealized losses on the remainder of the residential MBS are due to the distressed and illiquid markets for collateralized mortgage obligations.  The securities are investments in senior tranches with adequate credit support from subordinate tranches, are supported by traditional mortgage loans that originated between 2002 and 2005, have low delinquency and foreclosure rates, and reasonable loan-to-value ratios.  DBI does not consider these investments to be OTTI at June 30, 2012.

Changes in credit losses recognized for securities with OTTI were as follows:

	For the Six Months Ended		For the Year Ended
	June 30,		December 31,
	2012	2011	2011
Credit losses recognized in earnings, beginning of period	($637,245)	($432,488)	($432,488)
Credit losses for OTTI not previously recognized	(77,185)	(104,827)	(204,757)
Credit losses recognized in earnings, end of period	($714,430)	($537,315)	($637,245)

NOTE 3 – LOANS

Loans are reported at the principal amount outstanding, net of the allowance for credit losses.  Interest on loans is calculated and accrued by using the simple interest method on the daily balance of the principal amount outstanding.  Loan origination fees are credited to income when received and the related loan origination costs are expensed as incurred.  Capitalization of the fees net of the related costs would not have a material effect on the consolidated financial statements.

DBI’s customer information system tracks the past due status of all loans beginning with the first day a payment is late.  On a weekly basis, lenders are given a report with all loans past due one day or more to allow them to actively monitor the portfolio and attempt to keep past due levels to a minimum.

All loans are given an internal risk rating when the loan is originated.  On a quarterly basis, risk rating reports are distributed to the lenders to ensure that loans are appropriately rated.  On an annual basis, all commercial loans over $100,000 and agricultural loans over $200,000 are reviewed by the loan officer and/or credit analyst.  All loans over $1 million are independently reviewed annually by the Chief Credit Officer.  An independent third party also performs periodic reviews of risk ratings to ensure that loans are accurately graded.  The internal risk ratings are defined as:

•     Non-classified loans are assigned a risk rating of 1 – 4, with a one-rated credit being the highest quality.  Non-classified loans have credit quality that ranges from well above average quality to some inherent industry weaknesses that may present higher than average risk due to conditions affecting the borrower, the borrower’s industry or economic environment.

•     Special mention loans are assigned a risk rating of 5.  Potential weaknesses exist that deserve management’s close attention.  If left uncorrected, the potential weaknesses may result in deterioration of repayment prospects or in DSB’s credit position at some future date.

•     Substandard loans are assigned a rating of 6.  These loans are inadequately protected by the current worth and borrowing capacity of the borrower.  Well-defined weaknesses exist that may jeopardize the liquidation of the debt.  There is a possibility of some loss if the deficiencies are not corrected.  At this point, the loan may still be performing and accruing.

9

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

•     Doubtful loans are rated 7 and have all the weaknesses of a substandard credit plus the added characteristic that the weaknesses make collection or liquidation in full on the basis of current facts, conditions and values highly questionable and improbable.  The possibility of loss is extremely high but because of certain important and reasonable specific pending factors, which may work to the advantage of strengthening the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

•     Loss loans are internally rated as an 8.  A loss amount has been determined and this has been charged-off against the allowance for loan losses.  All or a portion of the charge-off may be recovered in the future and any such recoveries would also be recorded through the allowance.

DBI’s policy is to place into nonaccrual status all loans that are contractually past due 90 days or more, along with other loans as to which reasonable doubt exists to the full and timely collection of principal and/or interest based on management’s view of the financial condition of the borrower.  When a loan is placed on nonaccrual, all interest previously accrued but not collected is reversed against current period interest income.  Income on such loans is then recognized only to the extent that cash is received and where the future collection of principal is probable.  Interest accruals are resumed on such loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

Loan charge-offs for all loans will occur as soon as there is a reasonable probability of loss.  When the amount of the loss can be readily calculated, the charge-off will be recorded as soon as practical within the calendar quarter the loss was identified.  Loans that are partially charged-off will be placed in nonaccrual status unless the remaining loan is restructured with adequate collateral and payments are assured and current.

A loan is impaired when, based on current information and events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Interest income is recognized in the same manner described above for nonaccrual loans.  Further detail on the analysis of impaired loans can be found in the discussion of the Allowance for Loan Losses, below.

Allowance for Loan Losses

The allowance for loan losses is an estimate of the losses that have been incurred in the loan portfolio.  The allowance is based on two basic accounting principles: (1) FASB Accounting Standards Codification (ASC) Topic 310-10 “Receivables – Overall,” (formerly FAS 114), which requires that losses be accrued when it is probable that DBI will not collect all principal and interest payments according to the loan’s contractual terms, and (2) FASB ASC Topic 450, “Contingencies,” (formerly FAS 5), which requires that losses be accrued when they are probable of occurring and estimable.  The FFIEC “Interagency Policy Statement on the Allowance for Loan and Lease Losses” provides additional guidance on the allowance methodology.

On a quarterly basis, management utilizes a systematic methodology to determine an appropriate allowance for loan losses.  This methodology includes a loan grading system that requires quarterly reviews; identification of loans to be evaluated on an individual basis for impairment; results of independent reviews of asset quality and the adequacy of the allowance by regulatory agencies; consideration of current trends and volumes of nonperforming, past-due, nonaccrual and potential problem loans; as well as national and local economic trends and industry conditions.

In applying the methodology, all troubled debt restructurings, regardless of size, are considered impaired and will be individually evaluated.  All nonaccrual and watchlist commercial real estate, construction and land development, agricultural real estate, multifamily residential real estate, commercial, and agricultural production loans over $50,000 are evaluated individually to determine if they are impaired.  Nonaccrual residential real estate or consumer loans with characteristics that differ from loans that are typical for DBI will also be considered impaired and evaluated individually as there would be no pool of similar loans to evaluate these loans under ASC Topic 450.  Impaired loans are measured at the estimated fair value of the collateral.  If the estimated fair value of the impaired loan is less than the recorded investment in the loan, an impairment is recognized by creating a valuation allowance in conjunction with ASC Topic 310-10.

Loans that are not impaired are segmented into groups by type of loan.  The following loan types are utilized so each segment of loans will have similar risk factors: (1) residential real estate, (2) agricultural real estate, (3) commercial real estate, (4) construction and land development, (5) commercial, (6) agricultural, (7) consumer, (8) guaranteed loans and (9) other.  These loans are further segmented by internal risk ratings of non-classified, special mention, substandard and doubtful, which are defined above.

10

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

Risk factor percentages are applied to the risk rating segments of the non-impaired loans to calculate an allowance allocation in conjunction with ASC Topic 450.  The risk factor percentages are based on historical loan loss experience for each loan type and are adjusted for current economic conditions and trends as well as internal loan quality trends.  The historical loan loss percentages are applied to the non-classified portion of the portfolio to determine the required allocation to the allowance.  The historical loan loss percentages are then multiplied by a factor based on current economic conditions to calculate the allocation for each of the remaining risk rating categories of the non-impaired loans.  The current economic conditions take into account items such as vacancy rates for rental properties; property values based on actual sales transactions; income projections based on current prices such as dairy commodities; and other available economic data.

The above steps result in calculations that estimate the loan losses inherent in the portfolio at that time.  The calculations are used to confirm the adequacy and appropriateness of the actual balance of the allowance, recognizing that the allowance represents an aggregation of judgments and estimates by management.  Such calculations will influence the amount of future provisions for loan losses charged to expense.

The calculation is submitted to DSB’s Board of Directors quarterly along with a recommendation for the amount of the monthly provision to the allowance.  If the mix and amount of future charge-offs differ significantly from those assumptions used by management in making its determination, the allowance and provision expense could be materially affected.

Major categories of loans included in the loan portfolio are as follows:

	June 30,	December 31,
	2012	2011
Real Estate:
Residential	$71,534,648	$72,655,569
Commercial	60,709,030	60,864,761
Agricultural	82,213,621	78,767,692
Construction	10,503,737	11,655,550
	224,961,036	223,943,572

Commercial	40,285,836	35,178,049
Agricultural	28,810,254	27,661,420
Consumer and other	10,536,876	11,049,075
TOTAL	$304,594,002	$297,832,116

11

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

The following table presents information related to the average recorded investment and interest income recognized on impaired loans for the six months ended June 30, 2012 and June 30, 2011:

	Six months ended		Six months ended
	June 30, 2012		June 30, 2011
$(000)s	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized
With no related allowance:
Residential Real Estate	$1,640	$10	$573	$5
Commercial Real Estate	2,184	15	1,862	11
Construction & Land Dev	440	3	2,344	52
Agricultural Real Estate	0	0	246	2
Commercial	954	7	950	6
Agricultural	0	0	0	0
Consumer	0	0	44	1

With a related allowance:
Residential Real Estate	$1,011	$11	$1,282	$7
Commercial Real Estate	2,434	22	4,122	8
Construction & Land Dev	4,497	26	1,962	45
Agricultural Real Estate	0	0	0	0
Commercial	41	0	42	0
Agricultural	0	0	116	0
Consumer	143	0	149	0

Total:
Residential Real Estate	$2,651	$21	$1,855	$12
Commercial Real Estate	4,618	37	5,984	19
Construction & Land Dev	4,937	29	4,306	97
Agricultural Real Estate	0	0	246	2
Commercial	995	7	992	6
Agricultural	0	0	116	0
Consumer	143	0	193	1
Total	$13,344	$94	$13,692	$137

12

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

The following tables show the investment in impaired loans and the corresponding allowance for those loans as of June 30, 2012 and December 31, 2011:

Impaired Loans

$(000)s		Unpaid
	Recorded	Principal	Related
June 30, 2012	Investment	Balance	Allowance
With no related allowance:
Residential Real Estate	$1,472	$1,626	$0
Commercial Real Estate	1,910	2,176	0
Construction & Land Dev	260	260	0
Agricultural Real Estate	0	0	0
Commercial	1,031	1,086	0
Agricultural	0	0	0
Consumer	0	0	0

With a related allowance:
Residential Real Estate	$918	$1,009	$144
Commercial Real Estate	1,930	2,257	580
Construction & Land Dev	4,459	4,484	926
Agricultural Real Estate	0	0	0
Commercial	37	41	13
Agricultural	0	0	0
Consumer	140	142	127

Total:
Residential Real Estate	$2,390	$2,635	$144
Commercial Real Estate	3,840	4,433	580
Construction & Land Dev	4,719	4,744	926
Agricultural Real Estate	0	0	0
Commercial	1,068	1,127	13
Agricultural	0	0	0
Consumer	140	142	127
Total	$12,157	$13,081	$1,790

13

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

$(000)s		Unpaid
	Recorded	Principal	Related
December 31, 2011	Investment	Balance	Allowance
With no related allowance:
Residential Real Estate	$805	$841	$0
Commercial Real Estate	1,433	1,698	0
Construction & Land Dev	2,658	2,658	0
Agricultural Real Estate	0	0	0
Commercial	890	935	0
Agricultural	0	0	0
Consumer	43	43	0

With a related allowance:
Residential Real Estate	$1,190	$1,392	$171
Commercial Real Estate	2,482	2,615	721
Construction & Land Dev	2,832	2,832	580
Agricultural Real Estate	0	0	0
Commercial	38	41	14
Agricultural	0	0	0
Consumer	142	144	129

Total:
Residential Real Estate	$1,995	$2,233	$171
Commercial Real Estate	3,915	4,313	721
Construction & Land Dev	5,490	5,490	580
Agricultural Real Estate	0	0	0
Commercial	928	976	14
Agricultural	0	0	0
Consumer	185	187	129
Total	$12,513	$13,199	$1,615

Recorded Investment in Financing Receivables

	June 30,
	2012		2011		December 31, 2011
		Ending Balance		Ending Balance		Ending Balance
		Individually		Individually		Individually
$(000)s	Ending	Evaluated	Ending	Evaluated	Ending	Evaluated
	Balance	for Impairment	Balance	for Impairment	Balance	for Impairment
Residential Real Estate	$71,535	$2,390	$74,372	$1,610	$72,656	$1,995
Commercial Real Estate	60,709	3,840	61,908	4,954	60,865	3,915
Construction & Land Dev	10,504	4,719	11,985	4,300	11,655	5,490
Agricultural Real Estate	82,213	0	71,864	246	78,768	0
Commercial	40,286	1,068	38,623	726	35,178	928
Agricultural	28,810	0	24,859	116	27,661	0
Consumer	10,537	140	10,244	189	11,049	185
Total	$304,594	$12,157	$293,855	$12,141	$297,832	$12,513

14

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

Allowance for Loan Losses

For the Six Months Ended June 30, 2012 and 2011

$(000)s						Ending Balance
	Beginning				Ending	Individually
	Balance				Balance	Evaluated
2012	1/1/2012	Charge-offs	Recoveries	Provision	6/30/2012	for Impairment
Residential Real Estate	$1,132	($134)	$9	$64	$1,071	$144
Commercial Real Estate	2,858	(180)	7	88	2,773	580
Construction & Land Dev	1,163	0	0	310	1,473	926
Agricultural Real Estate	198	0	0	1	199	0
Commercial	202	0	10	23	235	13
Agricultural	263	0	0	(15)	248	0
Consumer	150	(10)	5	3	148	127
Unallocated	612	0	0	(174)	438	0
Total	$6,578	($324)	$31	$300	$6,585	$1,790

						Ending Balance
$(000)s	Beginning				Ending	Individually
	Balance				Balance	Evaluated
2011	1/1/2011	Charge-offs	Recoveries	Provision	6/30/2011	for Impairment
Residential Real Estate	$1,429	($32)	$19	$68	$1,484	$299
Commercial Real Estate	2,849	(431)	3	272	2,693	698
Construction & Land Dev	880	(139)	25	47	813	89
Agricultural Real Estate	204	0	0	1	205	0
Commercial	278	(252)	29	187	242	17
Agricultural	347	0	5	(10)	342	101
Consumer	160	(7)	3	(2)	154	133
Unallocated	718	0	0	(263)	455	0
Total	$6,865	($861)	$84	$300	$6,388	$1,337

Nonaccrual loans totaled $7.2 million and $8.7 million at June 30, 2012 and December 31, 2011, respectively.  There were no loans past due ninety days or more and still accruing.  A schedule of loans by the number of days past due (including nonaccrual loans) along with a schedule of credit quality indicators follows:

Age Analysis of Past Due Financing Receivables

	30-89 Days	90 Days	Total		Total Financing
$(000)s	Past Due	& Over	Past Due	Current	Receivables

June 30, 2012
Residential Real Estate	$423	$860	$1,283	$70,252	$71,535
Commercial Real Estate	0	815	815	59,894	60,709
Construction & Land Dev	0	728	728	9,776	10,504
Agricultural Real Estate	0	116	116	82,097	82,213
Commercial	28	537	565	39,721	40,286
Agricultural	8	0	8	28,802	28,810
Consumer	11	164	175	10,362	10,537

Total	$470	$3,220	$3,690	$300,904	$304,594

15

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

	30-89 Days	90 Days	Total		Total Financing
$(000)s	Past Due	& Over	Past Due	Current	Receivables

December 31, 2011
Residential Real Estate	$1,319	$866	$2,185	$70,471	$72,656
Commercial Real Estate	1,103	1,074	2,177	58,688	60,865
Construction & Land Dev	0	1,452	1,452	10,203	11,655
Agricultural Real Estate	0	0	0	78,768	78,768
Commercial	185	200	385	34,793	35,178
Agricultural	0	0	0	27,661	27,661
Consumer	63	81	144	10,905	11,049

Total	$2,670	$3,673	$6,343	$291,489	$297,832

Credit Quality Indicators

$(000)s
June 30, 2012	Non-Classified	Special Mention	Substandard	Doubtful	Total
Residential Real Estate	$58,611	$5,373	$5,429	$2,122	$71,535
Commercial Real Estate	48,195	5,575	4,371	2,568	60,709
Construction & Land Dev	4,548	627	2,724	2,605	10,504
Agricultural Real Estate	76,668	5,545	0	0	82,213
Commercial	37,667	933	1,502	184	40,286
Agricultural	26,211	2,599	0	0	28,810
Consumer	10,252	78	44	163	10,537
Total	$262,152	$20,730	$14,070	$7,642	$304,594

$(000)s
December 31, 2011	Non-Classified	Special Mention	Substandard	Doubtful	Total
Residential Real Estate	$58,960	$6,277	$6,501	$918	$72,656
Commercial Real Estate	49,547	3,668	4,787	2,863	60,865
Construction & Land Dev	4,691	898	4,154	1,912	11,655
Agricultural Real Estate	70,412	8,356	0	0	78,768
Commercial	32,600	1,250	1,164	164	35,178
Agricultural	23,779	3,882	0	0	27,661
Consumer	10,678	102	127	142	11,049
Total	$250,667	$24,433	$16,733	$5,999	$297,832

Modifications

As of June 30, 2012

		Pre-Modification	Post-Modification	Recorded	Impact to
$(000)s	Number of	Recorded	Recorded	Investment	Allowance
	Contracts	Investment	Investment	as of 6/30/2012	for Credit Losses
Residential Real Estate	3	$177	$177	$176	$151

Since December 31, 2011 there were no loans that were modified as troubled debt restructurings that subsequently defaulted.

16

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements.  This update to Topic 860, “Transfers and Servicing,” modifies the criteria for determining when repurchase agreements would be accounted for as a secured borrowing rather than a sale.  The provisions of ASU No. 2011-03 remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee and the collateral maintenance implementation guidance related to that criterion.  This update does not change the other existing criteria used in the assessment of effective control.  ASU No. 2011-03 is effective prospectively for transactions, or modifications of existing transactions, that occur on or after January 1, 2012.  These amendments did not have any impact on DBI’s financial statements.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.  These amendments to Topic 820, “Fair Value Measurement,” result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).  The changes to U.S. GAAP as a result of ASU No. 2011-04 are as follows; (a) the concepts of highest and best use and valuation premise are only relevant when measuring the fair value of nonfinancial assets; (b) U.S. GAAP currently prohibits application of a blockage factor in valuing financial instruments with quoted prices in active markets, however ASU No. 2011-04 extends that prohibition to all fair value measurements; (c) an exception is provided to the basic fair value measurement principles for an entity that holds a group of financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk that are managed on the basis of the entity’s net exposure to either of those risks which allows the entity, if certain criteria are met, to measure the fair value of the net asset or liability position in a manner consistent with how market participants would price the net risk position; (d) aligns the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities; and (e) disclosure requirements have been enhanced for recurring Level 3 fair value measurements to disclose quantitative information about unobservable inputs and assumptions used, to describe the valuation processes used by the entity, and to describe the sensitivity of fair value measurements to changes in unobservable inputs and interrelationships between those inputs.  In addition, entities must report the level in the fair value hierarchy of items that are not measured at fair value in the statement of condition but whose fair value must be disclosed.  The provisions of ASU No. 2011-04 are effective for interim reporting periods beginning on or after December 15, 2011.  See Note 5 for the impact that the adoption of ASU No. 2011-04 had on DBI’s financial statements.

In June 2011, FASB issued ASU No. 2011-05, Presentation of Comprehensive Income.  This update to Topic 220, “Comprehensive Income,” allows an entity the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  The statement(s) are required to be presented with equal prominence as the other primary financial statements.  ASU No. 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity but does not change the items that must be reported in other comprehensive income or when an item of other comprehensive must be reclassified to net income.  ASU No. 2011-05 is effective for interim reporting periods beginning on or after December 15, 2011, with retrospective application required.  The adoption of ASU No. 2011-05 changed the presentation of DBI’s income statement and the addition of a statement of other comprehensive income.  The adoption did not have any impact on DBI’s statement of financial condition.

In September 2011, FASB issued ASU No. 2011-08, Testing Goodwill for Impairment.  This update to Topic 350, “Intangibles – Goodwill and Other,” permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350.  The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent.  Previous guidance under Topic 350 required an entity to test goodwill for impairment on at least an annual basis by comparing the fair value of a reporting unit with its carrying amount (step one).  If the fair value of a reporting unit is less than its carrying amount, then the second step of the test must be performed to measure the amount of the impairment loss, if any.  Under the amendments of this update, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount.  If after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary.  An entity has the option under this update to bypass the qualitative assessment for any

17

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  Early adoption was permitted.  The adoption of ASU No. 2011-08 had no impact on DBI’s financial statements.

NOTE 5 – FAIR VALUE MEASURMENT

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in a transaction between market participants on the measurement date.  Some assets and liabilities are measured on a recurring basis while others are measured on a non-recurring basis, as required by U.S. GAAP, which also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Fair value estimates are made at a specific point in time based on relevant market information and information about the financial instrument.  The three levels of inputs defined in the standard that may be used to measure fair value are as follows:

•     Level 1: Quoted prices for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

•     Level 2: Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

•     Level 3: Significant unobservable inputs that are supported by little, if any, market activity.  These unobservable inputs reflect estimates that market participants would use in pricing the assets or liability.

DBI used the following methods and significant assumptions to estimate fair value:

Cash, Cash Equivalents, and Federal Funds Sold: For cash, cash equivalents and federal funds sold, the carrying amount is a reasonable estimate of fair value.

Investment Securities: Investment securities available-for-sale (“AFS”) are recorded at fair value on a recurring basis.  The fair value measurement of most of DBI’s AFS securities is currently determined by an independent provider using Level 2 inputs (except as noted below).  The measurement is based upon quoted prices for similar assets, if available.  If quoted prices are not available, fair values are measured using matrix pricing models, or other model-based valuation techniques requiring observable inputs other than quoted prices such as yield curves, prepayment speed and default rates.  Two of DBI’s AFS MBS that are secured by non-traditional mortgage loans and one AFS MBS secured by traditional mortgage loans that was previously downgraded were analyzed by a third party in order to determine an estimated fair value.  The estimated fair values were based on discounted cash flow analyses and are considered Level 3 inputs.

Refer to Note 2 – Investment Securities for additional detail on the assumptions used in determining the estimated fair values, the valuation techniques and significant unobservable inputs for Level 3 assets as well as additional disclosures regarding DBI’s investment securities.  For other securities held as investments, fair value equals quoted market price, if available.  If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans Receivable, net: The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar characteristics and for the same remaining maturities.

Loans Held for Sale: Mortgage loans held for sale are recorded at the lower of cost or market value.  The fair value is based on a market commitment for the sale of the loan in the secondary market.  These loans are typically sold within one week of funding.  DBI classifies mortgage loans held for sale as nonrecurring Level 2 assets.

Impaired Loans: As defined below in the Glossary of Loan Terms section, a loan is considered impaired when, based on current information or events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Impairment is measured based on the fair value of the underlying collateral.  The collateral value is determined based on appraisals and other market valuations for similar assets.  Under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” the fair value of impaired loans is reported before selling costs of the related collateral, while FASB ASC Topic 310, “Receivables,” requires that impaired loans be reported on the balance sheet net of estimated selling costs.  Therefore, significant estimated selling costs would result in the reported fair value of impaired loans being greater than the measurement value of impaired loans as maintained on the balance sheet.  In most instances, selling costs

18

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

were estimated for real estate-secured collateral and included broker commissions, legal and title transfer fees and closing costs.  Given the valuation technique and significant unobservable inputs utilized to determine the fair value, impaired loans are classified as nonrecurring Level 3 assets.

Other Investments: For other investments, the carrying amount is a reasonable estimate of fair value.

Other Real Estate Owned: Real estate that DBI has taken control of in partial or full satisfaction of debt is valued at the lower of book value or fair value.  The fair value is determined by analyzing the collateral value of the real estate using appraisals and other market valuations for similar assets less any estimated selling costs.  The value carried on the balance sheet for other real estate owned is estimated fair value of the properties.  Other real estate owned is classified as a nonrecurring Level 2 asset.

Bank Owned Life Insurance: The carrying amount of bank owned life insurance approximates fair value.

Deposit Liabilities: The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date.  The fair value of fixed-maturity certificates of deposit is the estimate of discounted cash flows using the rates currently offered for deposits of similar remaining maturities.

Borrowings:  Rates currently available to DSB for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

Commitments to Extend Credit, Standby Letters of Credit and Financial Guarantees Written: The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties.  For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates.  The fair value of guarantees and letters of credit is not material.

Assets Recorded at Fair Value on a Recurring Basis

Assets measured at fair value on a recurring basis, are summarized in the table below:

	June 30, 2012
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. Government-sponsored agencies	$0	$3,497,500	$0	$3,497,500
U.S. Government-sponsored agency MBS	0	40,637,232	0	40,637,232
State and local governments	0	28,155,696	0	28,155,696
Residential mortgage-backed securities	0	2,120,204	3,620,368	5,740,572
Total securities available for sale	$0	$74,410,632	$3,620,368	$78,031,000

	December 31, 2011
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
U.S. Government-sponsored agencies	$0	$3,517,050	$0	$3,517,050
U.S. Government-sponsored agency MBS	0	32,226,529	0	32,226,529
State and local governments	0	25,468,499	0	25,468,499
Residential mortgage-backed securities	0	2,355,680	4,042,935	6,398,615
Total securities available for sale	$0	$63,567,758	$4,042,935	$67,610,693

19

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

The table below presents a reconciliation and income statement classification of gains and losses for all assets measured at fair value on a recurring basis using significant unobservable (Level 3) for the six months ended June 30, 2012.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Available-
for-Sale
Securities
Beginning balance, January 1, 2012	$4,042,935
Total realized and unrealized gains/(losses):
Included in earnings	(77,185)
Included in other comprehensive income	25,766
Purchases, issuances, sales and settlements
Purchases	0
Issuances	0
Sales	0
Settlements	(371,148)
Transfers into Level 3	0
Transfers out of Level 3	0
Ending balance, June 30, 2012	$3,620,368

Assets Recorded at Fair Value on a Nonrecurring Basis

Assets measured at fair value on a nonrecurring basis, are summarized in the following table:

	June 30, 2012
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
Loans held for sale	$0	$446,865	$0	$446,865
Other real estate owned	0	438,955	0	438,955
Impaired loans	0	0	11,544,977	11,544,977
Total Assets	$0	$885,820	$11,544,977	$12,430,797

	December 31, 2011
	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Fair Value
Loans held for sale	$0	$485,926	$0	$485,926
Other real estate owned	0	801,689	0	801,689
Impaired loans	0	0	13,260,619	13,260,619
Total Assets	$0	$1,287,615	$13,260,619	$14,548,234

20

Denmark Bancshares, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

(Unaudited)

The tables below summarize fair value of financial assets and liabilities at June 30, 2012 and December 31, 2011.

	June 30, 2012
	Carrying	Fair	Fair Value Hierarchy Level
	Amount	Value	Level 1	Level 2	Level 3
(In thousands)
Financial Assets
Cash and federal funds sold	$22,426	$22,426	$22,426	$0	$0
Investment securities	78,031	78,031	0	74,411	3,620
Loans, net of allowance for loan losses	298,009	296,549	0	0	296,549
Loans held for sale	447	447	0	447	0
Bank owned life insurance	7,217	7,217	0	7,217	0
Other investments, at cost	2,741	2,741	0	0	2,741
TOTAL	$408,871	$407,411	$22,426	$82,075	$302,910
Financial Liabilities
Deposits	$324,367	$325,732	$0	$0	$325,732
Borrowings	38,151	40,255	0	0	40,255
TOTAL	$362,518	$365,987	$0	$0	$365,987

	December 31, 2011
	Carrying	Fair	Fair Value Hierarchy Level
	Amount	Value	Level 1	Level 2	Level 3
(In thousands)
Financial Assets
Cash and federal funds sold	$42,093	$42,093	$42,093	$0	$0
Investment securities	67,611	67,611	0	63,568	4,043
Loans, net of allowance for loan losses	291,254	291,427	0	0	291,427
Loans held for sale	486	486	0	486	0
Bank owned life insurance	7,083	7,083	0	7,083	0
Other investments, at cost	4,405	4,405	0	0	4,405
TOTAL	$412,932	$413,105	$42,093	$71,137	$299,875
Financial Liabilities
Deposits	$327,793	$328,864	$0	$0	$328,864
Borrowings	40,041	41,935	0	0	41,935
TOTAL	$367,834	$370,799	$0	$0	$370,799

21

Management’s Discussion and Analysis

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

Denmark Bancshares, Inc. and Subsidiaries
Selected Quarterly Financial Data
(Unaudited)

Financial Highlights
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
(In thousands, except per share data)	2012	2012	2011	2011	2011

Operating Results
Interest income	$4,360	$4,305	$4,340	$4,406	$4,512
Interest expense	847	896	946	1,003	1,052
Net interest income	3,513	3,409	3,394	3,403	3,460
Provision for credit losses	150	150	150	150	150
Noninterest income	505	596	539	484	509
Noninterest expense	2,621	2,572	2,328	2,514	2,567
Net income	821	849	982	848	868

Per Share Data
Net income per share	$6.93	$7.14	$8.26	$7.13	$7.30
Book value per share	$480.21	$479.09	$471.11	$470.88	$462.89

Financial Condition (1)
Total Loans	$304,594	$301,606	$297,832	$295,511	$293,855
Allowance for loan losses	6,585	6,603	6,578	6,518	6,388
Investment securities	78,031	76,787	67,611	65,757	68,547
Assets	421,540	422,731	425,986	412,560	410,023
Deposits	324,367	324,922	327,793	315,232	310,210
Other borrowed funds	38,151	39,683	40,041	39,759	42,609
Stockholders' equity	56,938	56,804	56,023	55,996	55,045

Financial Ratios
Return on average equity	5.77%	5.99%	7.14%	6.20%	6.41%
Return on average assets	0.79%	0.80%	0.96%	0.83%	0.85%
Interest rate spread	3.33%	3.17%	3.37%	3.29%	3.33%
Average equity to average assets	13.60%	13.39%	13.23%	13.37%	13.22%
Allowance for loan losses
to total loans (1)	2.16%	2.19%	2.21%	2.21%	2.17%
Non-performing loans to allowance for
loan losses (1)	109%	137%	132%	125%	112%
(1) As of the period ending.

Forward Looking Statements

This report may contain certain forward-looking statements, including without limitation, statements regarding results of operations, the appropriateness of the allowance for loan losses, the amounts of charge-offs and recoveries, capital to asset ratios, capacity for paying dividends and liquidity.  These statements speak of DBI’s plans, goals, beliefs or expectations, and refer to estimates or use of similar terms.  Forward-looking statements can generally be identified because they contain words and phrases such as “may,” “project,” “are confident,” “should,” “predict,” “believe,” “plan,” “expect,” “estimate,” “anticipate,” and similar expressions.  These forward-looking statements are inherently uncertain and actual results may differ from DBI’s expectations.  The factors that, among others, could impact current and future performance include but are not limited to: (i) adverse changes in asset quality and resulting credit risk-related losses and expenses; (ii) adverse changes in the local economy; (iii) fluctuations in market rates and prices which can negatively affect net interest margin, asset valuations and expense expectations; (iv) changes in regulatory requirements of federal and state agencies applicable to banks

22

Management’s Discussion and Analysis

and bank holding companies; and (v) the factors set forth in Item 1A of DBI’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”), which item is incorporated herein by reference, as well as other risks identified in this Report.  When reviewing forward-looking statements to make decisions with respect to DBI, investors and others are cautioned to consider these and other risks and uncertainties.  All forward-looking statements contained in this report are based upon information presently available and DBI assumes no obligation to update any forward-looking statements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act

On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) into law.  This legislation makes extensive changes to the laws regulating financial services firms and requires significant rulemaking.  In addition, the legislation mandates multiple studies, which could result in additional legislative or regulatory action.  While the full effects of the legislation on DBI and DSB cannot yet be determined, this legislation is generally perceived as negatively impacting the banking industry.  This legislation may result in higher compliance and other costs, reduced revenues and higher capital and liquidity requirements, among other things, which could adversely affect DBI’s and DSB’s business.

Critical Accounting Policies

The accounting and reporting policies of DBI are in accordance with accounting principles generally accepted in the United States of America and conform to general practices in the banking industry.  The preparation of financial statements in conformity with these principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  These estimates and assumptions are based on information available at the date of the financial statements.  Certain policies inherently have a greater reliance on the use of estimates, assumptions, and judgments and as such have a greater possibility of producing results that could be materially different than originally reported.  Management believes that DBI’s critical accounting policies are those relating to the allowance for loan losses, the valuation of investment securities and intangible assets.

Allowance for Loan Losses

The allowance for loan losses (“ALL”) is an estimate of the losses that may be sustained in the loan portfolio.  Please refer to the Allowance for Loan Losses section of Note 3 – Loans for detail on the allowance methodology.  Management believes the ALL is appropriate as of June 30, 2012.

Valuation of Investment Securities

Investment securities are classified as available-for-sale and are valued at their fair market value.  Please refer to Note 2 – Investment Securities and Note 5 – Fair Value Measurement for additional details on the valuation of investment securities.

Other Real Estate Owned

Real estate that DBI has taken control of in partial or full satisfaction of debt is valued at the lower of book value or market value.  Please refer to Note 5 – Fair Value Measurement for additional information on the accounting polices related to the valuation of other real estate owned.

Glossary of Loan Terms

Impaired Loan – A loan is impaired when, based on current information and events, it is probable that not all amounts due will be collected according to the contractual terms of the loan agreement.  Impaired loans are measured at the estimated fair value of the collateral.  If the estimated fair value of the impaired loan is less than the recorded investment in the loan, an impairment is recognized by creating a valuation allowance.

Nonaccrual Loan – DSB’s policy is to place in nonaccrual status all loans which are contractually past due 90 days or more as to any payment of principal or interest and all other loans for which reasonable doubt exists as to the full, timely collection of interest or principal based on management’s view of the financial condition of the borrower.  When a loan is placed on nonaccrual, all interest previously accrued but not collected is reversed against current period interest income.  Income on such loans is then recognized only to the extent that cash is received and where the collection of principal is probable.  Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

23

Management’s Discussion and Analysis

Non-Performing Assets – Non-performing assets include nonaccrual loans as defined above and real and personal properties acquired in satisfaction of debts previously owed.

Past Due Accruing Loans – A loan on which all or part of a scheduled payment is delinquent by more than 30 days but less than 90 days, except loans that are considered nonaccrual.

Potential Problem Loans – Potential problem loans are accruing loans in which there exists doubt as to the ability of the borrower to comply with present loan repayment terms.  Management’s decision to place loans in this category does not necessarily mean that DBI expects losses to occur on these loans, but that management recognizes that a higher degree of risk is associated with these accruing loans and they deserve closer scrutiny.

Restructured Loans – Restructured loans involve the granting of some concession to the borrower involving the modification of terms of the loan, such as changes in the payment schedule, the amortization term, the interest rate, or a combination of these.

Risk Rating – Risk rating, which is also sometimes referred to as loan grade, is the credit quality grade assigned to each loan.  Loans are assigned a risk rating upon origination.  Lenders and credit review analysts conduct periodic reviews and evaluations and make adjustments to the assigned grades when appropriate. The range of categories from the best quality to the worst is as follows: highest quality, solid quality, some weakness, inherent industry weakness, special mention, substandard, doubtful and loss.  Impaired loans are generally rated a substandard or lower risk rating.

Special Mention Loans – Loans classified “special mention” are one step above substandard loans as described below.  These loans contain some weaknesses, which if not corrected or improved upon could lead to further deterioration and a lower rating.

Substandard – A “substandard” loan is a loan that is inadequately protected by the current net worth and paying capacity of the borrower or the value of the collateral.  Loans classified “substandard” have well-defined weaknesses that jeopardize prospects for liquidation and are characterized by the distinct possibility that some loss will be sustained if the deficiencies are not corrected.

Results of Operations

Net income for the quarter ended June 30, 2012, was $0.8 million, a decline of $0.1 million or 5.4% from $0.9 million for the corresponding period in 2011.  This decrease was primarily the result of a $0.1 million increase in salaries and employee benefits from the same period during 2011.

Year-to-date net income for the first six months of 2012 was $1.7 million, a decline of $0.1 million or 6.2% from $1.8 million for the comparable period in 2011.  An increase in salaries and employee benefits of $0.2 million, partially offset by an increase of $0.1 million in gain on sale of loans were the primary factors in the decline for the first half of 2012 compared to the same period in 2011.

Net interest income for the quarter ended June 30, 2012 was relatively stable at $3.5 million for the quarters ended June 30, 2012 and 2011.  Net interest income for the first six months of 2012 was $6.9 million, a $0.1 million or 0.8% decline from $7.0 million recognized during the same period in 2011. The following tables set forth a summary of the changes in average balances of interest-earning assets and interest-bearing liabilities as well as the amount of interest earned and interest paid with the resulting average yield or rate for both the current quarter and year-to-date:

24

Management’s Discussion and Analysis

	Three Months Ended June 30,
	2012			2011
($000s)	Average	Income	Average	Average	Income	Average
	Daily	and	Yield or	Daily	and	Yield or
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Interest-earning assets:
Loans (1) (2)	$302,162	$3,851	5.10%	$297,894	$3,940	5.29%
Investment securities: (3)
Taxable securities	62,150	300	1.93%	46,775	302	2.59%
Nontaxable securities (2)	15,193	279	7.36%	21,082	381	7.23%
Federal funds sold	6,913	3	0.14%	9,787	4	0.14%
Other investments	10,777	26	0.96%	8,966	19	0.86%
Total earning assets	$397,195	$4,459	4.49%	$384,504	$4,646	4.83%

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	$21,215	$10	0.19%	$19,597	$9	0.19%
Savings accounts	22,776	17	0.30%	21,098	16	0.30%
Money market accounts	133,466	185	0.55%	119,334	225	0.75%
Time deposits	104,038	377	1.45%	115,722	520	1.80%
Other borrowed funds	39,111	257	2.63%	44,008	283	2.57%
Total interest-bearing liabilities	$320,606	$846	1.06%	$319,759	$1,053	1.32%

Net interest income and rate spread		$3,613	3.43%		$3,593	3.51%

Net yield on interest earning assets			3.64%			3.74%

25

Management’s Discussion and Analysis

	Six Months Ended June 30,
	2012			2011
($000s)	Average	Income	Average	Average	Income	Average
	Daily	and	Yield or	Daily	and	Yield or
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Interest-earning assets:
Loans (1) (2)	$301,029	$7,641	5.08%	$298,294	$7,932	5.32%
Investment securities: (3)
Taxable securities	59,476	578	1.94%	42,859	547	2.55%
Nontaxable securities (2)	15,363	574	7.47%	23,154	873	7.54%
Federal funds sold	10,270	7	0.14%	13,025	11	0.17%
Other investments	14,453	67	0.93%	10,789	73	1.35%
Total earning assets	$400,591	$8,867	4.43%	$388,121	$9,436	4.86%

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	$21,878	$20	0.18%	$21,018	$20	0.19%
Savings accounts	22,048	33	0.30%	20,576	34	0.33%
Money market accounts	135,691	397	0.59%	119,032	465	0.78%
Time deposits	104,587	774	1.48%	116,988	1,074	1.84%
Other borrowed funds	39,392	519	2.63%	44,007	563	2.56%
Total interest-bearing liabilities	$323,596	$1,743	1.08%	$321,621	$2,156	1.34%

Net interest income and rate spread		$7,124	3.35%		$7,280	3.52%

Net yield on interest earning assets			3.56%			3.75%

(1) Nonaccrual loans are included in the average daily balance figure, but interest income associated with these loans is recognized under the cash basis method of accounting.

(2) The yield on tax-exempt loans and securities is computed on a fully taxable equivalent basis assuming a tax rate of 34%.

(3) Securities are shown at amortized cost.

The decline in net interest income for the quarter-ended June 30, 2012 was primarily due to a 66 basis point decline in the yield on taxable securities along with a $5.9 million decline in the average balance of tax-exempt municipal securities.  The net interest rate spread on a tax equivalent basis declined 8 basis points during this period from 3.51% for the quarter ended June 30, 2011 to 3.43% for the most recent quarter.  DBI’s yield on earning assets declined 34 basis points from 4.83% for the quarter ended June 30, 2011 to 4.49% as of the quarter ended June 30, 2012.  The reduction in the yield on earning assets was partially offset by a decline in the cost of funds of 26 basis points from 1.32% for the quarter ended June 30, 2011 to 1.06% during the second quarter of 2012.  This reduction in the cost of funds was primarily impacted by a 35 basis point reduction in the rate and $11.7 million decline in average balances on certificates of deposits.

During the first six months of 2012, net interest income declined due in large part to a 61 basis point reduction in the yield on taxable securities along with a $7.8 million decrease in the average balance of tax-exempt municipal securities.  The net interest rate spread on a tax equivalent basis fell 17 basis points compared to the first six months of the prior year from 3.52% at June 30, 2011 to 3.35% at June 30, 2012. The yield on earning assets fell 43 basis points during this period from 4.86% in 2011 to 4.43% in 2012 due in large part to a 24 basis point decline in the yield on loans during this same period.  This decline in the yield on earning assets was partially offset by a decrease in the cost of funds of 26 basis points from 1.34% year-to-date 2011 to 1.08% for the same period in 2012.  The reduction in the cost of funds was primarily impacted by a 36 basis point reduction in the rate and a $12.4 million decline in the average balances on certificates of deposits.

For each of the second quarters of 2012 and 2011, DBI’s provision for credit losses was $0.2 million.  Net charge-offs of $0.2 million were recognized in the second quarter of 2012 compared to net charge-offs of $0.5 million during the corresponding period in 2011.  For each of the six months ended June 30, 2012 and 2011, DBI’s provision for loan losses totaled $0.3

26

Management’s Discussion and Analysis

million.  Net charge-offs for the current six-month period totaled $0.3 million versus $0.8 million for the comparable period in 2011.

Noninterest income for the three months ended June 30, 2012 was stable at $0.5 million compared to the corresponding period in 2011.  During the second quarter of 2012, gains on the sale of loans to the secondary market were $0.1 million higher than the same period for 2011.  This is due to an increase in the volume of loans sold of $4.4 million to $7.5 million.  This improvement was offset by declines in the other noninterest income categories.    Noninterest income for the six months ended June 30, 2012 was $1.1 million an increase of $0.1 million or 10.1% versus $1.0 million recorded during the six months ended June 30, 2011.  This was primarily due to increases of $0.1 million in both service fees and commissions and  gains on the sale of loans during the first half of 2012 compared to the first half of 2011.   The increase in service fees and commissions is the result of a bonus insurance commission payment of $0.1 million from DSB’s credit-life insurance carrier that was paid during March 2012.  The bonus was paid as compensation for insurance policy sales levels realized in recent years and it will not be a recurring payment.

Noninterest expense increased $0.1 million or 3.6% to $2.6 million for the quarter ended June 30, 2012 compared to $2.5 million for the second quarter of 2011.  An increase in salaries and employee benefits of $0.1 million when comparing the current quarter with the same period of 2011 is the primary reason for this increase.  Higher health insurance costs along with additional staffing led to this increase.  For the six months ended June 30, 2012, noninterest expense increased $0.1 million or 1.5% to $5.1 million compared to $5.0 million for the six months ended June 30, 2011.  Salaries and employee benefits were $0.2 million higher during the first half of 2012 when compared to the same period for 2011.  In addition to higher health insurance costs and staffing, there was an accrual adjustment made during the first quarter of 2011 to correct an over-accrual for 2010 bonuses.  This adjustment was not repeated during 2012.  A decline of $0.1 million in FDIC insurance premiums for the first six months of 2012 compared to the same period of 2011 partially offset the increase in salaries and employee benefit costs.  The lower FDIC insurance premiums resulted from a new premium structure implemented by the FDIC effective April 1, 2011.

Additional OTTI credit loss was recognized during the most recent quarter on the two securities previously determined to be other-than-temporarily-impaired.  The credit loss recognized through the income statement was $44,310 during the three months ended June 30, 2012 compared to $80,353 recognized during the second quarter of 2011 on one of the two securities.  For both the six months ended June 30, 2012 and 2011, OTTI credit losses recognized on two securities previously determined to be other-than-temporarily-impaired totaled  $0.1 million.

For both the three months ended June 30, 2012 and 2011, DBI recorded combined federal and state income tax expense of $0.4 million.  These provisions reflect effective income tax rates of 34% for the second quarter of 2012 and 31% for the second quarter of 2011.  DBI’s combined statutory tax rate is 39%.  The lower effective income tax rates are primarily due to certain federally tax exempt interest earned on state and local government investment securities.  The effective tax rates for the six months ended June 30, 2012 and 2011 were 34% and 30%, respectively.

Financial Condition

Total assets decreased by $4.4 million between December 31, 2011 and June 30, 2012.  Cash, cash equivalents and fed funds sold decreased by $19.7 million since December 31, 2011, while other investments declined $1.7 million during the same period.  Increases in investment securities of $10.4 million and loans of $6.8 million during the first half of 2012 partially offset these declines.

27

Management’s Discussion and Analysis

The following table sets forth major types of loans, excluding loans held for sale, by primary collateral and the percentage of total loans for each type:

	June 30, 2012		December 31, 2011
$(000)s	Amount	%	Amount	%
Real Estate:
Residential	$71,535	23.5%	$72,656	24.4%
Commercial	60,709	19.9%	60,865	20.4%
Agricultural	82,213	27.0%	78,768	26.5%
Construction	10,504	3.4%	11,655	3.9%
	$224,961	73.8%	$223,944	75.2%
Commercial	40,286	13.2%	35,178	11.8%
Agricultural	28,810	9.5%	27,661	9.3%
Consumer and other	10,537	3.5%	11,049	3.7%
TOTAL	$304,594	100.0%	$297,832	100.0%

During 2011, management made the decision to purchase government guaranteed loans given the lack of quality loan growth potential currently available within DSB’s lending market.  As of June 30, 2012 there were approximately $13.9 million of government guaranteed loans recorded, of which $10.2 million are secured by agricultural real estate and $3.7 million by commercial real estate.  The average maturity of the loans purchased is approximately 10 years. The premiums on the loans are being amortized over a three year period.  Management will continue to evaluate DSB’s loan portfolio and may make additional purchases as deemed appropriate.  Management is authorized to invest up to $15 million in government guaranteed loan purchases.

The allowance for loan losses remained stable during the first half of 2012 at $6.6 million.  Provisions of $0.3 million were added to the allowance in the first six months of 2012 and were partially offset by net charge-offs of approximately $0.3 million during the period.  The allowance equals 2.16% of total loans as of June 30, 2012 compared to 2.21% at December 31, 2011.  Nonaccrual loans totaled $7.2 million at June 30, 2012, a decrease of approximately $1.5 million compared to nonaccrual loans of $8.7 million at December 31, 2011.

The following table sets forth nonaccrual loans by major category:

	June 30,	December 31,
$(000)s	2012	2011
Secured By Real Estate:
Residential	$1,591	$2,195
Agricultural	116	0
Commercial	2,079	2,299
Construction	2,605	3,364
Subtotal Real Estate Loans	6,391	7,858
Secured by commercial assets	574	563
Secured by agricultural assets	0	0
Secured by other assets	203	235
TOTAL	$7,168	$8,656

DBI’s ratio of loans more than 30 days past due (including nonaccrual loans) to total loans was 2.51% at June 30, 2012, compared to 3.58% at year-end 2011.  As of June 30, 2012, management had identified $35.3 million of potential problem loans compared to $38.2 million at year-end 2011.  Loan quality continues to be a concern and improving the portfolio is the primary focus for management.  DBI has no accruing loans that are past due 90 days or more.

DBI’s investment in other real estate (property acquired through foreclosure or in satisfaction of loans) decreased $0.4 million in the first six months of 2012.  At June 30, 2012 the $0.4 million balance in other real estate comprised three

28

Management’s Discussion and Analysis

construction/land development properties totaling $0.2 million, one property secured by agricultural-related real estate with an estimated value of $0.2 million and two residential real estate properties with an estimated value of $36,000.  This compares to the seven parcels held at year-end 2011 consisting of $0.3 million in construction/land development properties, $0.2 million in commercial real estate, $0.2 million in agricultural-related real estate and $0.1 million in residential real estate.

The following table sets forth certain data concerning nonaccrual loans, past due accruing loans, restructured loans and other real estate:

	June 30, 2012		December 31, 2011
		% of Total		% of Total
$(000)s	Amount	Loans	Amount	Loans

Nonaccrual Loans (1)	$7,168	2.4%	$8,656	2.9%
Restructured Accruing Loans	5,438	1.8%	4,449	1.4%
Accruing Loans Past Due
90 Days or More	0	0.0%	0	0.0%
Total	$12,606	4.1%	$13,105	4.3%
Other Real Estate	$439		$802

(1)  Includes restructured loans of $2.8 million as of June 30, 2012 and $4.3 million as of December 31, 2011.

Total deposits declined $3.4 million at June 30, 2012 compared to balances at December 31, 2011.  Noninterest-bearing deposits decreased by $6.2 million, or 13.0%, during the first half of 2012.  Interest-bearing deposits increased $2.8 million or 1.0% between December 31, 2011 and June 30, 2012.  Money market accounts increased $4.1 million or 3.1% during the first six months of 2012 and savings accounts increased $2.4 million or 11.2% during the same period.  The trend in money market balances continues to increase given the current rate environment and depositors reluctance to commit to long-term rates. NOW account balances decreased $1.2 million or 5.4% since year-end 2011, while certificates of deposit also fell $2.5 million, or 2.4%, during the first half of 2012.  Given the current interest rate environment, there has been a shift away from certificates of deposit into money market accounts as customers are reluctant to lock into a rate at this time.  DBI’s money market rates are comparable to its rates for short-term certificates of deposit.

Interest-bearing deposits consisted of the following:

$(000)s	6/30/2012	12/31/2011
NOW accounts	$21,073	$22,278
Savings accounts	23,488	21,129
Money market accounts	135,061	130,959
Certificates of deposit	103,467	105,957
TOTAL	$283,089	$280,323

Short-term borrowings decreased $0.5 million or 4.1% as of June 30, 2012 compared to December 31, 2011.  Loan volume for DACC was relatively stable during the first quarter of 2012 thereby eliminating the need to advance funds against the line of credit at Agribank, FCB. Long-term borrowings declined $1.4 million or 5.0% since year-end 2011 due to maturities of FHLB advances.

Capital Resources

Stockholders’ equity increased by $0.9 million to $56.9 million as of June 30, 2012 from $56.0 million at December 31, 2011 due primarily to earnings for the period of $1.7 million and a decrease in other comprehensive loss of $0.3 million that were partially offset by the dividend payable of $0.9 million and purchase of treasury stock of $0.1 million.  As of June 30, 2012 DBI’s leverage ratio was 13.7%, its risk-based core capital ratio was 18.3% and its risk-based total capital ratio was 19.5%.  As of June 30, 2012, DSB’s leverage ratio was 10.7% and its risk-based total capital ratio was 16.0%. DBI and DSB continue

29

Management’s Discussion and Analysis

to maintain capital levels well above regulatory minimum levels established for “well-capitalized” institutions.  DBI believes its and DSB’s capital positions as June 30, 2012 are adequate under current economic conditions.

Liquidity

Liquidity refers to the ability of DBI to generate adequate amounts of cash to meet its needs.  DBI maintains liquid assets and established lines of credit to meet its liquidity needs.  DBI’s Board of Directors annually approves a Consolidated Contingent Liquidity Plan, which reviews the sources and uses of liquidity for DBI, DSB and DACC.  Cash, cash equivalents and federal funds sold decreased $19.7 million or 46.7% to $22.4 million during the first six months of 2012 primarily due to the increases in investment securities of $10.4 million and loans of $6.8 million during this period.  The major sources and uses of cash are detailed in the accompanying Consolidated Statements of Cash Flows.

In addition to on-balance sheet sources of funds, DBI also has off-balance sheet sources available to meet liquidity needs.  Specifically, DBI has unused lines of credit of $50.0 million as of June 30, 2012.  This includes a $20.0 million line of credit with the Federal Reserve Bank of Chicago that was established in 1999.  DSB has not borrowed on this line.  DBI also has $78.0 million of eligible loans and securities that could be pledged to increase its available credit.  Management believes DBI’s and DSB’s liquidity positions as of June 30, 2012 are adequate under current economic conditions.

Off-Balance Sheet Arrangements

DBI and its subsidiaries are parties to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of their customers.  These financial instruments include commitments to extend credit and stand-by letters of credit.  Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statement of financial condition.  The contract or notional amounts of those instruments reflect the extent of involvement DBI and its subsidiaries have in particular classes of financial instruments.

The exposure of DBI and its subsidiaries to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of these instruments.  DBI and its subsidiaries use the same credit policies in making commitments and conditional obligations as for on-balance sheet instruments.  DBI and its subsidiaries require collateral or other security to support financial instruments with credit risk.  The following table sets forth DBI’s commitments to extend credit and standby letters of credit:

	Contract or
	Notional Amount	Secured
(In thousands)	June 30, 2012	Portion
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$43,661	$39,543
Standby letters of credit and financial guarantees written	1,403	1,403

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  DBI and its subsidiaries evaluate each customer’s creditworthiness on a case-by-case basis.  Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by DSB to guarantee the performance of a customer to a third party.  Those guarantees are primarily issued to support commercial business transactions.  When a customer fails to perform according to the terms of the agreement, DSB honors drafts drawn by the third party in amounts up to the contract amount.  A majority of the letters of credit expire within one year.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.  Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties and residential properties.  All letters of credit are fully collateralized.

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Management’s Discussion and Analysis

Item 3. Quantitative and Qualitative Disclosures About Market Risk

DBI’s primary market risk position has not materially changed from that disclosed in DBI’s 2011 Annual Report.

Item 4. Controls and Procedures

As required by Rule 13a-15 under the Securities Exchange Act of 1934, as amended, DBI’s management, under the supervision and with the participation of DBI’s principal executive officer and principal financial officer, has evaluated DBI’s disclosure controls and procedures as of the end of the period covered by this Report.  Based on that evaluation, DBI’s principal executive officer and principal financial officer believe that DBI’s disclosure controls and procedures are effective as of the end of the period covered by this Report.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness of future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

There were no significant changes in DBI’s internal controls over financial reporting or in other factors that have significantly affected those controls during the fiscal quarter covered by this Report, including any correction actions with regard to significant deficiencies and material weaknesses.

Part II. Other Information

Item 1A. Risk Factors

In addition to the other information set forth in this Report, you should carefully consider the factors discussed in Item 1A – Risk Factors of DBI’s 2011 Annual Report, which could materially affect DBI’s business, financial condition or future results.  There have been no material changes in risk factors as described in such Report.

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Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

During the quarter ended June 30, 2012, DBI did not sell any equity securities which were not registered under the Securities Act of 1033, as amended, or repurchase any of its equity securities.

The Federal Reserve Board (“the Board”) has adopted regulations that deal with the measure of capitalization for bank holding companies.  The Board has also issued a policy statement on the payment of cash dividends by bank holding companies, wherein the Board has stated that a bank holding company experiencing earnings weaknesses should not pay cash dividends exceeding its net income or which could only be funded in ways that weaken the bank holding company’s financial health, such as by borrowing.

The ability of DBI to pay dividends on its common stock is largely dependent upon the ability of DSB to pay dividends on its stock held by DBI.  DSB’s ability to pay dividends is restricted by both state and federal laws and regulations.  DSB is subject to policies and regulations issued by the FDIC and the Division of Banking of the Wisconsin Department of Financial Institutions (“the Division”), which, in part, establish minimum acceptable capital requirements for banks, thereby limiting the ability of such banks to pay dividends.  In addition, Wisconsin law provides that state chartered banks may declare and pay dividends out of undivided profits but only after provision has been made for all expenses, losses, required reserves, taxes and interest accrued or due from the bank.  Payments of dividends in some circumstances may require the written consent of the Division.

Item 6. Exhibits

(a)          Exhibits:

31.1 Certification by the Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2 Certification by the Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Periodic Financial Report by the Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

101 Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Consolidated Statements of Financial Condition, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statements of Changes in Stockholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements tagged as blocks of text. *

* As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DENMARK BANCSHARES, INC.

Date: August 8, 2012	/s/ John P. Olsen
John P. Olsen
President and CEO

Date: August 8, 2012	/s/ Dennis J. Heim
Dennis J. Heim
Vice President, CFO and Treasurer

33

DENMARK BANCSHARES, INC.

EXHIBIT 31.1

CERTIFICATIONS

I, John P. Olsen, CEO and President of Denmark Bancshares, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Denmark Bancshares, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

 (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ John P. Olsen
Date: August 8, 2012	John P. Olsen,
CEO and President

DENMARK BANCSHARES, INC.

EXHIBIT 31.2

CERTIFICATIONS

I, Dennis J. Heim, Vice President, CFO and Treasurer of Denmark Bancshares, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Denmark Bancshares, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

 (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ Dennis J. Heim
Date: August 8, 2012	Dennis J. Heim
Vice President, CFO and Treasurer

DENMARK BANCSHARES, INC.

EXHIBIT 32.1

CERTIFICATIONS

Written Statement of the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section1350

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Denmark Bancshares, Inc. (“DBI”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of DBI for the quarter ended June 30, 2012, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DBI.

/s/ John P. Olsen
John P. Olsen,
President and CEO

/s/ Dennis J. Heim
Dennis J. Heim
Vice President, CFO and Treasurer

Date: August 8, 2012

APPENDIX D

DENMARK BANCSHARES, INC.

THIRD AMENDED AND RESTATED BYLAWS

OF

DENMARK BANCSHARES, INC.

(a Wisconsin corporation)

ARTICLE I.  OFFICES

1.01

Principal and Business Offices.  The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

1.02

Registered Office.  The registered office of the corporation required by the Wisconsin Business Corporation Law (“WBCL”) to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent.  The business office of the registered agent of the corporation shall be identical to such registered office.

ARTICLE II.  SHAREHOLDERS

2.01

Annual Meeting.  The annual meeting of the shareholders shall be held on the fourth (4th) Tuesday in April of each year, or at such other time and date before or after such date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day.  If the election of directors is not held on the day designated herein, or fixed as herein provided, for any Annual Meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a shareholders’ meeting to be conducted as soon thereafter as may be convenient.

2.02

Special Meetings.  Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Wisconsin business Corporation Law, may be called by the Board of Directors, the Chairman of the Board, or the President.  If and as required by the WBCL, the corporation shall call a special meeting of shareholders in the event that the holders of at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation one or more written demands for the meeting describing one or more purposes for which it is to be held.  The corporation shall give notice of such a special meeting within thirty days after the date that the demand is delivered to the corporation.

2.03

Place of Meeting.  The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual or special meeting of shareholders.  If no designation is made, the place of meeting shall be the principal office of the corporation.  Any meeting may be adjourned to reconvene at any place designated by vote of the shares represented thereat.

2.04

Notice of Meeting.  Written notice stating the date, time and place of any meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than sixty days before the date of the meeting (unless a different time is provided by the WBCL or the articles of incorporation), either personally or by mail, by or at the direction of the Chairman of the Board, the President or the Secretary, to each shareholder of record entitled to vote at such meeting and to such other persons as required by the WBCL.  If mailed, such notice shall be deemed to be effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock record books of the corporation, with postage thereon prepaid.  If an annual or special meeting of shareholders is adjourned to a different date, time or place, the corporation shall not be required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment; provided, however, that if a new record date for an adjourned meeting is or must be fixed, the corporation shall give notice of the adjourned meeting to persons who are shareholders as of the new record date.

2.05

Waiver of Notice.  A shareholder may waive any notice required by the WBCL, the articles of incorporation or these bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, contain the same information that would have been required in the notice under applicable provisions of the WBCL (except that the time and place of meeting need not be stated) and be delivered to the corporation for inclusion in the corporate records.  A shareholder’s attendance at a meeting, in person or by proxy, waives objection to all of the following:  (a) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting; and  (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

2.06

Fundamental Transactions.  If a purpose of any shareholders’ meeting is to consider either: (i) a proposed amendment to the articles of incorporation (including the adoption of restated articles of incorporation); (ii) a plan of merger or share exchange for which shareholder approval is required by law; (iii) the sale, lease, exchange or other disposition of all, or substantially all of the corporation’s property, with or without goodwill, otherwise than in the usual and regular course of business; (iv) the dissolution of the corporation; or (v) the removal of a director, the notice must so state and, in cases described in clauses (i), (ii) and (iii) above must be accompanied by a copy or summary

2

of: (A) the proposed articles of amendment or a copy of the restated articles of incorporation that identifies any amendment or other change; (B) the proposed plan of merger or share exchange; and (C) the proposed transaction for disposition of all or substantially all of the corporation’s property.  If the proposed corporate action creates dissenters’ rights, the notice must state that shareholders and beneficial shareholders are or may be entitled to assert dissenters’ rights, and must otherwise comply with the provisions of the WBCL.

2.07

Fixing of Record Date.  The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders, shareholders entitled to demand a special meeting as contemplated by Section 2.02 hereof, shareholders entitled to take any other action, or shareholders for any other purpose.  Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.  If no record date is fixed by the Board of Directors or by the WBCL for the determination of shareholders entitled to notice of and to vote at a meeting of shareholders, the record date shall be the close of business on the day before the first notice is given to shareholders.  If no record date is fixed by the Board of Directors or by the WBCL for the determination of shareholders entitled to demand a special meeting as contemplated in Section 2.02 hereof, the record date shall be the date that the first shareholder signs the demand.  Except as provided by the WBCL for a court-ordered adjournment, a determination of shareholders entitled to notice of and to vote at a meeting of shareholders is effective for any adjournment of such meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.  The record date for determining shareholders entitled to a distribution (other that a distribution involving a purchase, redemption or other acquisition of the corporation’s shares) or a share dividend is the date on which the Board of Directors authorized the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.

2.08

Shareholders’ List for Meetings.  After a record date for a special or annual meeting of shareholders has been fixed, the corporation shall prepare a list of the names of all of the shareholders entitled to notice of the meeting.  The list shall be arranged by class of series of shares, if any, and show the address of and number of shares held by each shareholder.  Such list shall be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held.  A shareholder or his or her agent may, on written demand, inspect and, subject to the limitations imposed by the WBCL, copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection pursuant to this Section 2.07.  The corporation shall make the shareholders’ list available at the meeting and any shareholder or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof.  The original stock transfer books and nominee certificates on file with the corporation (if any) shall be prima facia evidence as to who are the shareholders

3

entitled to inspect the shareholder list or to vote at any meeting of shareholders.  Refusal or failure to prepare or make available the shareholders’ list shall not affect the validity of any action taken at a meeting of shareholders.

2.09

Quorum and Voting Requirement.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  If the corporation has only one class of stock outstanding, such class shall constitute a separate voting group for purposes of this Section 2.09.  Except as otherwise provided in the articles of incorporation, any bylaw adopted under authority granted in the articles of incorporation, or the WBCL, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter.  Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.  If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, any bylaw adopted under authority granted in the articles of incorporation, or the WBCL requires a greater number of affirmative votes.  Unless otherwise provided in the articles of incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present.  For purposes of this Section 2.09, “plurality” means that the individual or individuals with the largest number of votes are elected as director(s) up to the maximum number of directors to be chosen at the meeting.  Though less than a quorum of the outstanding votes of a voting group are represented at a meeting, a majority of the votes so represented may adjourn that meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.10

Conduct of Meeting.  The Chairman of the Board, and in his or her absence, the President, and in his or her absence, a Vice President in the order provided under Section 4.08 hereof, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairperson of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

2.11

Proxies.  At all meetings of shareholders, a shareholder may vote his or her shares in person or by proxy.  A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by his or her attorney-in-fact.  An appointment of a proxy is effective when received by the Secretary or other officer or agent of the corporation authorized to tabulate votes.  Unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest, a proxy appointment may be revoked at any time.  The presence at a shareholders meeting of a shareholder who has filed a proxy appointment shall not of

4

itself constitute a revocation.  An appointment is valid for eleven months from the date it was signed, unless earlier revoked by the shareholder or a different period is expressly provided in the appointment form.

2.12

Voting of Shares.  Except as provided in the articles of incorporation or in the WBCL, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a meeting of shareholders.

2.13

Action without Meeting.  Any action required or permitted by the articles of incorporation or these bylaws or any provision of the WBCL to be taken at a meeting of the shareholders may be taken without action by the Board of Directors if a written consent or consents, describing the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and delivered to the corporation for inclusion in the corporate records.

2.14

Acceptance of Instruments Showing Shareholder Action.  If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a shareholder.  If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder is any of the following apply:

(a)

The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.

(b)

The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.

(c)

The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.

(d)

The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation presented with respect to the vote, consent, waiver or proxy appointment.

(e)

Two or more persons are the shareholders as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

The corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

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ARTICLE III.  BOARD OF DIRECTORS

3.01

General Powers, Number and Term.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors.  The number of directors of the corporation shall be seven (7), or such other number as determined by the Board of Directors from time to time; provided, however, the number of directors of the corporation shall not be less than three (3) nor more than twelve (12).  The Board of Directors shall be divided into three (3) classes, as nearly equal in number of directors as possible, as determined by the Board of Directors, with the directors in each class to hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. At each annual meeting of shareholders, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third (3rd) year following the year of their election.  The number of directors is subject to increase or decrease at any time or from time to time by resolution of the Board of Directors.  The range in the number of possible directors is subject to increase or decrease at any time or from time to time by amending this Section 3.01 in the manner provided in Section 3.15 of these Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director.

3.02

Tenure and Qualifications.  Each director shall hold office until the annual meeting for the year in which his term expires and until such director’s successor shall be elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal from office.  A director may be removed from office only (1) by the affirmative vote of not less that 80% of the outstanding shares entitled to vote for the election of such director, voting together as a single voting group, at a special meeting of shareholders called for that purpose or (2) when removal is recommended by an affirmative vote of not less than a majority of the Board of Directors, by shareholders holding shares entitled to vote for the election of such director, voting together as a single voting group, at a special meeting of shareholders called for such purpose at which a quorum is present if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.  A director may resign at any time by delivering written notice, which complies with the WBCL to the Board of Directors, to the Chairman of the Board or to the corporation.  A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.  Directors need not be residents of the State of Wisconsin or shareholders of the corporation.

3.03

Regular Meeting.  A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after the annual meeting of shareholders and each adjourned session thereof.  The place of such regular meeting shall be the same as the place of the meeting of shareholders, which precedes it, or such other suitable place as may be announced at such meeting of shareholders.  The Board of Directors may provide, by resolution, the date, time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings of the Board of Directors without notice other than such resolution.

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3.04

Special Meeting.  Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, Secretary or any two directors.  The person calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors, and if no other place is fixed the place of the meeting shall be the principal office of the corporation in the State of Wisconsin.

3.05

Notice; Waiver.  Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered in person, by telephone, facsimile or other form of wire or wireless communication, or by mail or private carrier, to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than forty-eight hours prior to the meeting.  The notice need not describe the purpose of the meeting of the Board of Directors or the business to be transacted at such meeting.  Oral notice is effective when communicated.  Written notice is effective as follows: (a) if delivered in person, when received; (b) if mailed, when deposited in the United States mail addressed to the director at his or her business or home address (or such other address as the director may have designated in a writing filed with the Secretary) with postage thereon prepaid; (c) if given by private carrier, when delivered to the private carrier; (d) if given by facsimile, at the time transmitted to a facsimile number at any address designated above; (e) if given by electronic mail, when the electronic message is sent to an e-mail address designated by the director as the e-mail address to which such notices should be sent or, in the absence of such designation, at the e-mail address last used by the director when communicating with the officers or other directors about matters concerning the corporation.  Whenever any notice whatever is required to be given to any director of the corporation under the articles of the incorporation or these bylaws or any provision of the WBCL, a waiver thereof in writing, signed at any time, whether before or after the date and time of meeting, by the director entitled to such notice shall be deemed equivalent to the giving of such notice.  The corporation shall retain any such waiver as part of the permanent corporate records.  A director’s attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.06

Quorum.  Except as otherwise provided by the WBCL or by the articles of incorporation or these bylaws, a majority of the number of directors then in office in accordance with Section 3.01 of these bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.  Except as otherwise provided by the WBCL or by the articles of incorporation or by these bylaws, a quorum of any committee of the Board of Directors created pursuant to Section 3.12 hereof shall consist of a majority of the number of directors appointed to serve on the committee.  A majority of the directors present (though less than such quorum) may adjourn any meeting of the Board of Directors or any committee thereof, as the case may be, from time to time without further notice.

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3.07

Manner of Acting.  The affirmative vote of a majority of the directors present at a meeting of the Board of Directors or a committee thereof at which a quorum is present shall be the act of the Board of Directors or such committee, as the case may be, unless the WBCL, the articles of incorporation or these bylaws require the vote of a greater number of directors.

3.08

Conduct of Meetings.  The Chairman of the Board, and in his or her absence, the President, and in his or her absence, a Vice President in the order provided under Section 4.08, and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as chairperson of the meeting.  The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors but in the absence of the Secretary, the presiding officer may appoint any other person present to act as secretary of the meeting.  Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.

3.09

Vacancies.  Except as provided below, any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled only by the affirmative vote of a majority of the directors then in office, although such directors may constitute less than a quorum.  If the vacant office was held by a director elected by a voting group of shareholders, only the remaining directors elected by that voting group may vote to fill the vacancy if it is filled by the directors.  If there shall be no directors then in office, the shareholders shall be entitled to fill the vacancies on the Board of Directors.  A vacancy that will occur at a specific later date, because of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.  Directors appointed to newly created directorships resulting from any increase in the authorized number of directors or to fill any vacancies in the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been appointed expires.

3.10

Compensation.  The Board of Directors, irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors or may delegate such authority to an appropriate committee.  The Board of Directors also shall have authority to provide for or delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

3.11

Presumption of Assent.  A director who is present and is announced as present at a meeting of the Board of Directors or any committee thereof created in accordance with Section 3.12 hereof, when corporate action is taken, assents to the action taken unless any of the following occurs:  (a) the director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting;  (b) the director dissents or abstains from an action taken and minutes of the

8

meeting are prepared that show the director’s dissent or abstention from the action taken;  (c) the director delivers written notice that complies with the WBCL of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting; or (d) the director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the director’s dissent or abstention from the action taken, and the director delivers to the corporation a written notice of that failure that complies with the WBCL promptly after receiving the minutes.  Such right of dissent or abstention shall not apply to a director who votes in favor of the action taken.

3.12

Committees.  The Board of Directors by resolution adopted by the affirmative vote of a majority of all of the directors then in office may create one or more committees, appoint members of the Board of Directors to serve on the committees and designate other members of the Board of Directors to serve as alternates.  Each committee shall have two or more members who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors.  A committee may be authorized to exercise the authority of the Board of Directors, except that a committee may not do any of the following:  (a) authorize distributions;  (b) approve or propose to shareholders action that the WBCL requires to be approved by shareholders;  (c) fill vacancies on the Board of Directors or, unless the Board of Directors provides by resolution that vacancies on a committee shall be filled by the affirmative vote of the remaining committee members, on any Board committee;  (d) amend the corporation’s articles of incorporation;  (e) adopt, amend or repeal bylaws;  (f) approve a plan of merger not requiring shareholder approval;  (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; and (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within limits prescribed by the Board of Directors.  Unless otherwise provided by the Board of Directors in creating the committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of its authority.

3.13

Telephonic Meetings.  Except as herein provided and notwithstanding any place set forth in the notice of the meeting or these bylaws, members of the Board of Directors (and any committees thereof created pursuant to Section 3.12 hereof) may participate in regular or special meetings by, or through the use of, any means of communication by which all participants may simultaneously hear each other, such as by conference telephone.  If a meeting is conducted by such means, then at the commencement of such meeting the presiding officer shall inform the participating directors that a meeting is taking place at which official business may be transacted.  Any participant in a meeting by such means shall be deemed present in person at such meeting.  Notwithstanding the foregoing, no action may be taken at any meeting held by such means on any particular matter, which the presiding officer determines, in his or her sole discretion, to be inappropriate under the circumstances for action at a meeting held by such means.  Such determination shall be made and announced in advance of such meeting.

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3.14

Action Without Meeting.  Any action required or permitted by the WBCL to be taken at a meeting of the Board of Directors or a committee thereof created pursuant to Section 3.12 hereof may be taken without a meeting if the action is taken by all members of the Board or of the committee.  The action shall be evidenced by one or more written consents describing the action taken, signed by each director or committee member and retained by the corporation.  Such action shall be effective when the last director or committee member signs the consent, unless the consent specifies a different effective date.

3.15

Amendments.  Notwithstanding Article IX of these Bylaws, Sections 3.01, 3.02, 3.09 and 3.15 of these Bylaws have been adopted by the shareholders of the corporation and may be amended only by  (a) the affirmative vote of not less than a majority of the Board of Directors or  (b) the affirmative vote of not less that 80% of the outstanding shares entitled to vote generally for the election of directors, voting together as a single voting group.

ARTICLE IV.  OFFICERS

4.01

Number.  The principal officers of the corporation shall be a Chairman of the Board, a President, the number of Vice Presidents as authorized from time to time by the Board of Directors, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.  The Board of Directors may also authorize any duly appointed officer to appoint one or more officers or assistant officers.  Any two or more officer positions may be held by the same person.

4.02

Election and Term of Office.  The officers of the corporation shall be appointed by the Board of Directors.  Each officer shall hold office until his or her successor shall have been duly elected or until his or her prior death, resignation or removal.

4.03

Removal.  The Board of Directors may remove any officer and, unless restricted by the Board of Directors or these bylaws, an officer may remove any officer or assistant officer appointed by that officer, at any time, with or without cause and notwithstanding the contract rights, if any, of the officer removed.  Except as provided herein, the removal is subject to any remedies provided by any contract between the officer and the corporation or otherwise provided by law.  The appointment of an officer does not of itself create contract rights.

4.04

Resignation.  An officer may resign at any time by delivering notice to the corporation that complies with the WBCL.  The resignation shall be effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date.

4.05

Vacancies.  A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.  If a resignation of an officer is effective at a later date as contemplated by Section 4.04 hereof, the Board of Directors may fill the pending

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vacancy before the effective date if the Board provides that the successor may not take office until the effective date.

4.06

Chairman of the Board.  The Chairman of the Board shall preside at all annual and special meetings of shareholders and all regular and special meetings of the Board of Directors, shall advise and counsel the President and shall be responsible for the administration and management of the area of the business and affairs of the corporation assigned to him or her from time to time by the Board of Directors.  The Chairman of the Board may sign, with any other officer of the corporation, certificates for shares of the corporation, the issuance of which shall have been authorized by the Board of Directors.

4.07

President.  The President shall be the principal executive officer of the corporation and, subject to the direction of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation.  The President shall, in the absence of the Chairman of the Board, preside at all meetings of the shareholders and of the Board of Directors.  He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them.  Such agents and employees shall hold office at the discretion of the President.  He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead.  The President may sign, with any other officer of the corporation including the Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by the Board of Directors.  In general he or she shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors or Chairman of the Board from time to time.

4.08

The Vice Presidents.  In the absence of the President or in the event of the President’s death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  Any Vice President may sign, with any other officer of the corporation including the President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the Chairman of the Board, the President or by the Board of Directors.  The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of his or her authority to act in the stead of the President.

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4.09

The Secretary.  The Secretary shall:  (a) keep minutes of the meetings of the shareholders and of the Board of Directors (and of committees thereof) in one or more books provided for that purpose (including records of actions taken by the shareholders or the Board of Directors (or committees thereof) without a meeting); (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by the Wisconsin Business Corporation Law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized;  (d) maintain a record of the shareholders of the corporation, in a form that permits preparation of a list of the names and addresses of all shareholders, by class or series of shares and showing the number and class or series of shares held by each shareholder;  (e) have general charge of the stock transfer books of the corporation; and  (f) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned by the Chairman of the Board, the President or by the Board of Directors.  In addition, the Secretary may sign with the Chairman of the Board, the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors.

4.10

The Treasurer.  The Treasurer shall:  (a) have charge and custody of and be responsible for all funds and securities of the corporation;  (b) maintain appropriate accounting records;  (c) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.04; and  (d) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned by the Chairman of the Board, the President or by the Board of Directors.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.  In addition, the Treasurer may sign with the Chairman of the Board, the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors.

4.11

Assistant Secretaries and Assistant Treasurers.  There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize.  The Assistant Secretaries and Assistant Treasurers may sign with the Chairman of the Board, the President, or a Vice President, certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties, as Board of Directors shall determine.  The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer,

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respectively, or by the Chairman of the Board, the President or the Board of Directors or the appointing officer.

4.12

Other Assistants and Acting Officers.  The Board of Directors shall have the power to appoint, or authorize any duly appointed officer of the corporation to appoint, any person to act as assistant to any officer, or as agent for the corporation in his or her stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or an authorized officer shall have the power to perform all the duties of the office to which he or she is so appointed to be an assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

4.13

Salaries.  The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

ARTICLE V.  CONTRACTS, LOANS, CHECKS

AND DEPOSITS; SPECIAL CORPORATE ACTS

5.01

Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances.  In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the Chairman of the Board, the President or one of the Vice Presidents; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal, if any, thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

5.02

Loans.  No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors.  Such authorization may be general or confined to specific instances.

5.03

Checks, Drafts, etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

5.04

Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trusts companies or other

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depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

5.05

Voting of Securities Owned by this Corporation.  Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board or the President of this corporation if they be present, or in their absence by any Vice President of this corporation who may be present, and (b) whenever, in the judgment of the Chairman of the Board, the President, or in their absence, of any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chairman of the Board, the President or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal, if any, or countersignature or attestation by another officer.  Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

ARTICLE VI.   CERTIFICATES FOR SHARES; TRANSFER OF SHARES

6.01

Certificates for Shares.  Certificates representing shares of the corporation shall be in such form, consistent with the WBCL, as shall be determined by the Board of Directors.  Such certificates shall be signed by two officers of the corporation, one of which shall be the Chairman of the Board, the President or a Vice President.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.

6.02

Facsimile Signatures and Seal.  The seal of the corporation, if any, on any certificates for shares may be a facsimile.  The signature of the Chairman of the Board, the President or Vice President and any other officer upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or a registrar, other than the corporation itself or an employee of the corporation.

6.03

Signature by Former Officers.  The validity of a share certificate is not affected if a person who signed the certificate (either manually or in facsimile), having been a duly authorized officer of the corporation at the time the certificate was signed, no longer holds office when the certificate is issued.

6.04

Transfer of Shares.  Prior to due presentment of a certificate for shares for registration of transfer the corporation may treat the registered owner of such shares as the person

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exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner.  Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty.  The corporation may require reasonable assurance that such endorsements are genuine and effective and compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.

6.05

Restrictions on Transfer.  The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

6.06

Lost, Destroyed or Stolen Certificates.  Where the owner claims that certificates for shares have been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, (b) files with the corporation a sufficient indemnity bond if required by the Board of Directors or any principal officer, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

6.07

Consideration for Shares.  The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation.  Before the corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate.  The determination of the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and non-assessable.  The corporation may place in escrow shares issued in whole or in part for a contract for future services or benefits, a promissory note, or other property to be issued in the future, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits or property are received or the promissory note is paid.  If the services are not performed, the benefits or property are not received or the promissory note is not paid, the corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

6.08

Stock Regulations.  The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with law as it may deem expedient concerning the issue, transfer and registration of shares of the corporation.

ARTICLE VII.  SEAL

7.01

The Board of Directors may provide for a corporate seal for the corporation.

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ARTICLE VIII.  INDEMNIFICATION

8.01

Provision of Indemnification.  The corporation shall, to the fullest extent permitted or required by Sections 180.0850 to 180.0859, inclusive, of the WBCL, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and Officers against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director or Officer is a Party because he or she is or was a Director or Officer of the corporation.  The corporation shall also indemnify any employee who is not a Director or Officer, to the extent that the employee has been successful on the merits or otherwise in defense of a Proceeding, for all reasonable Expenses incurred in the Proceeding if the employee was a Party because he or she is or was an employee of the corporation.  The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director, Officer or employee may be entitled under any written agreement, Board resolution, vote of shareholders, the WBCL or otherwise.  The corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses under this Section 8.01 by the purchase of insurance on behalf of any one or more of such Directors, Officers or employees, whether or not the corporation would be obligated to indemnify or advance Expenses to such Director, Officer or employee under this Section 8.01.  All capitalized terms used in this Article VIII and not otherwise defined herein shall have the meaning set forth in Section 180.0850 of the WBCL.

ARTICLE IX.  AMENDMENTS

9.01

By Shareholders.  Except as otherwise provided in Section 3.15, these bylaws may be amended or repealed and new bylaws may be adopted by the shareholders by the vote required in Section 2.09 or Section 3.15, as applicable, at any annual or special meeting of the shareholders at which a quorum is in attendance.

9.02

By Directors.  Except as otherwise provided by the WBCL or the articles of incorporation, these bylaws may also be amended or repealed and new by laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; provided, however, that the shareholders in adopting, amending or repealing a particular bylaw may provide therein that the Board of Directors may not amend, repeal or readopt that bylaw.

9.03

Implied Amendments.  Any action taken or authorized by the shareholders or by the Board of Directors which would be inconsistent with the bylaws then in effect but which is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the bylaws so that the bylaws would be consistent with such action shall be given the same effect as though the bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

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APPENDIX E

PRELIMINARY COPY

PROXY

DENMARK BANCSHARES, INC.

SPECIAL MEETING OF SHAREHOLDERS

The undersigned, a shareholder of Denmark Bancshares, Inc.. (the “Company”), hereby appoints Kenneth A. Larsen, Sr. or William F. Noel, and each of them, as true and lawful attorneys-in-fact and proxies, each with the power to appoint his substitute; authorizes each of them to represent and to vote, as designated below, all of the shares of stock of the Company held of record by the undersigned on • at the Special Meeting of shareholders of the Company to be held on • and at any and all adjournments thereof, and ratifies and confirms the lawful actions taken by these attorneys-in-fact and proxies, or their substitutes, by virtue of the authority granted them by this document.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION CONTAINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND “FOR” THE APPROVAL OF THE RECLASSIFICATION OF THE COMPANY’S STOCK INTO CLASS A COMMON STOCK AND CLASS B COMMON STOCK.

Please check the appropriate box below to indicate your vote.

1.  AMENDMENT TO ARTICLES OF INCORPORATION

Approval of the amendments to the Articles of Incorporation, contained in the Amended and Restated Articles of Incorporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.  RECLASSIFICATION TRANSACTION

Approval of the Reclassification of the Company’s Stock into Class A Common Stock and Class B Common Stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

Date:	201__
Signature of Shareholder

Please Print Name

Date:	, 201__
Signature of Shareholder, if held jointly

Please Print Name of Shareholder, if held jointly
Number of Shares Owned

Please sign this proxy form exactly as your name appears on the stock certificate and return this Proxy Form using the envelope provided.  If shares are held in joint tenancy, both parties should sign.